    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 26, 1998
                                                 REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                      NATIONSBANC MONTGOMERY FUNDING CORP.
             (Exact name of registrant as specified in its Charter)

                        DELAWARE                                               56-193-0085
                (State of Incorporation)                           (I.R.S. Employer Identification No.)

                          NATIONSBANK CORPORATE CENTER
                        CHARLOTTE, NORTH CAROLINA 28255
                                 (704) 386-2400
  (Address, including zip code, and telephone number, including area code, of principal executive offices)
                             ---------------------

                              ROBERT W. LONG, ESQ.
                      NATIONSBANC MONTGOMERY FUNDING CORP.
                          NATIONSBANK CORPORATE CENTER
                        CHARLOTTE, NORTH CAROLINA 28255
                                 (704) 386-2400
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------

                                WITH A COPY TO:

                 A. BRADLEY IVES, ESQ.                                   JORDAN M. SCHWARTZ, ESQ.
      KENNEDY COVINGTON LOBDELL & HICKMAN, L.L.P.                         PATRICK T. QUINN, ESQ.
           100 NORTH TRYON STREET, 42ND FLOOR                         CADWALADER, WICKERSHAM & TAFT
            CHARLOTTE, NORTH CAROLINA 28202                                  100 MAIDEN LANE
                     (704) 331-7400                                      NEW YORK, NEW YORK 10038
                                                                              (212) 504-6000

                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time on or after the effective date of the registration statement, as determined by market conditions.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b), under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------

                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                                PROPOSED             PROPOSED
                                            AMOUNT               MAXIMUM              MAXIMUM             AMOUNT OF
       TITLE OF EACH CLASS OF                TO BE           OFFERING PRICE          AGGREGATE          REGISTRATION
    SECURITIES TO BE REGISTERED           REGISTERED           PER UNIT(1)        OFFERING PRICE             FEE
------------------------------------------------------------------------------------------------------------------------
Certificates........................      $1,000,000              100%              $1,000,000             $295.00
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

(1) Estimated for the purpose of calculating the registration fee.
                             ---------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                  SUBJECT TO COMPLETION, DATED AUGUST 26, 1998
PROSPECTUS SUPPLEMENT
------------------------------------
(TO PROSPECTUS DATED                     ,      )

                      NATIONSBANC MONTGOMERY FUNDING CORP.
                                    SPONSOR

                            [                      ]
                                     SELLER

                            [                      ]
                                MASTER SERVICER

                 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 199
     DISTRIBUTIONS PAYABLE ON THE      TH DAY OF EACH MONTH, COMMENCING ON
                                           , 199
                             ---------------------

    The Mortgage Pass Through Certificates, Series 199 -     (the
"Certificates") will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be created pursuant to a Pooling and Servicing
Agreement, dated as of             , 199 (the "Pooling Agreement"), among
NationsBanc Montgomery Funding Corp. (the "Sponsor"), [         ], as servicer
(the "Master Servicer"), [         ], as seller (the "Seller") and [         ],
as trustee (the "Trustee"). The Trust Fund will consist primarily of a pool of conventional [adjustable-rate] [fixed rate] mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties, substantially all of which will have original terms to maturity of not more than months. [The Mortgage Loans will be subject to [semi-annual] [annual] mortgage rate adjustments based upon [the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year] [the weekly average of secondary market interest rates on six-month negotiable certificates of deposit] [the London interbank offered rate ("LIBOR") for [three month] United States dollar deposits] (the "Index"), as described herein under "The Mortgage Pool."] Only the Classes identified in the table below (the "Offered Certificates") are offered hereby.

    On the     th day of each month or, if such     th day is not a business
day, on the first business day thereafter (each, a "Distribution Date"),
commencing in             19  , from and to the extent of funds available
therefor in the Certificate Account referred to herein, a distribution will be made on the Offered Certificates in the amounts and in the priorities set forth herein.

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                          INITIAL CLASS            PRINCIPAL             PASS-THROUGH             INTEREST
        CLASS         CERTIFICATE BALANCE(1)        TYPE(2)                  RATE                 TYPE(2)
-----------------------------------------------------------------------------------------------------------------
A-1..................           $                                   [%] [Variable Rate(5)]
-----------------------------------------------------------------------------------------------------------------
X....................          (4)                                           (6)
-----------------------------------------------------------------------------------------------------------------
M-1..................                                                    [%] Variable
                                                                           Rate(5)]
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

---------------------  ----------------------
---------------------  ----------------------
                           LAST SCHEDULED
        CLASS           DISTRIBUTION DATE(3)
A-1..................
---------------------
X....................
---------------------
M-1..................
--------------------------------------------------------------------
-------------------------------------------------------------------------------------------

 (1) The aggregate initial Class Certificate Balance of the Offered Certificates
     is subject to a permitted variance in the aggregate of plus or minus     %.
 (2) See "Description of the Certificates--Categories of Classes of Certificates" in the Prospectus.
 (3) See "Description of the Certificates--Last Scheduled Distribution Date" herein.
 (4) The Class X Certificates will have no principal balances and will bear interest on the Class X Notional Amount.
[(5) The Pass-Through Rate for any Distribution Date will equal the weighted average of the Net Mortgage Rates then in effect for each Mortgage Loan. The Net Mortgage Rate for each Mortgage Loan will equal the Mortgage Rate thereon on the first day of the month preceding the month of the related Distribution Date less the related Expense Rate. The Pass-Through Rate for
     the first Distribution Date is expected to be approximately   % per annum.]
 (6) The Pass-Through Rate for this Class for any Distribution Date will be equal to the excess of (a) the weighted average of the Net Mortgage Rates
     of the Mortgage Loans over (b)     %.

 THE CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SPONSOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS SET FORTH HEREIN.
NEITHER THE CERTIFICATES NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                    GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
                             ---------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

    PROSPECTIVE INVESTORS IN THE OFFERED CERTIFICATES SHOULD REVIEW THE INFORMATION SET FORTH UNDER "RISK FACTORS" ON PAGE S-7 OF THIS PROSPECTUS SUPPLEMENT.

    The Offered Certificates offered hereby will be purchased by
(in such capacity, the "Underwriter[s]") from the Sponsor and will be offered by the Underwriter[s] from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Sponsor
from the sale of the Offered Certificates are expected to be approximately   %
of the aggregate principal balance of the Mortgage Loans plus accrued interest, before deducting issuance expenses payable by the Sponsor.

    The Offered Certificates are offered by the Underwriter[s], subject to prior sale, when, as and if delivered to and accepted by the Underwriter[s] and subject to its right to reject orders in whole or in part. It is expected that delivery of the Senior Certificates will be made [in book-entry form only through the facilities of The Depository Trust Company] [at the office of the Underwriter[s]] and that the Class M-1 Certificates will be made [in book-entry form only through the facilities of The Depository Trust Company] [at the office
of the Underwriter[s]], in each case on or about       , 19  .

             , 19

     [All] [specify percentage] of the Mortgage Loans were purchased by [specify entity or entities] ([each] [the] "Seller"), and will be sold to NationsBanc Montgomery Funding Corp. (the "Sponsor") for deposit to the Trust Fund prior to the date of initial issuance of the Certificates.

     THE RIGHTS OF MEZZANINE CERTIFICATEHOLDERS TO RECEIVE DISTRIBUTIONS WITH RESPECT TO THE MORTGAGE LOANS WILL BE SUBORDINATED TO THE RIGHTS OF SENIOR CERTIFICATEHOLDERS TO THE EXTENT DESCRIBED HEREIN.

     THE YIELD TO INVESTORS ON EACH CLASS OF OFFERED CERTIFICATES WILL BE SENSITIVE IN VARYING DEGREES TO, AMONG OTHER THINGS, THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) OF THE MORTGAGE LOANS [AND TO THE LEVEL OF THE INDEX]. THE YIELD TO MATURITY OF A CLASS OF OFFERED CERTIFICATES PURCHASED AT A DISCOUNT OR PREMIUM WILL BE MORE SENSITIVE TO THE RATE AND TIMING OF PAYMENTS THEREON THAN A CLASS PURCHASED AT PAR. HOLDERS OF CERTIFICATES SHOULD CONSIDER, IN THE CASE OF ANY SUCH CERTIFICATES PURCHASED AT A DISCOUNT, THE RISK THAT A LOWER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN THE ANTICIPATED YIELD AND, IN THE CASE OF ANY CERTIFICATES PURCHASED AT A PREMIUM, AND PARTICULARLY THE CLASS X CERTIFICATES, THE RISK THAT A FASTER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN THE ANTICIPATED YIELD. HOLDERS OF THE CLASS X CERTIFICATES SHOULD CAREFULLY CONSIDER THE RISK THAT A RAPID RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGE LOANS COULD RESULT IN THE FAILURE OF SUCH HOLDERS TO RECOVER THEIR INITIAL INVESTMENT. THE YIELD TO INVESTORS IN THE OFFERED CERTIFICATES, AND PARTICULARLY THE CLASS M-1 CERTIFICATES, ALSO WILL BE ADVERSELY AFFECTED BY NET INTEREST SHORTFALLS AND BY REALIZED LOSSES.

     [An election will be made to treat the Trust Fund as a real estate mortgage investment conduit (the "REMIC") for federal income tax purposes. As described more fully herein and in the Prospectus, the Senior Certificates and the Subordinate Certificates will constitute "regular interests" in the REMIC. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.]

     There is currently no secondary market for the Offered Certificates and there can be no assurance that such a market will develop or, if it does develop, that it will continue.
                             ---------------------

     This Prospectus Supplement does not contain complete information about the offering of the Offered Certificates. Additional information is contained in the
Prospectus dated                , 19  (the "Prospectus") and purchasers are
urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Offered Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

     Until ninety days after the date of this Prospectus Supplement, all dealers effecting transactions in the Offered Certificates, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and the Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and the Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                SUMMARY OF TERMS

     This Summary of Terms is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in this Summary of Terms are defined elsewhere in this Prospectus Supplement or in the Prospectus.

Title of Securities . . . . . . . . . . .        Mortgage Pass-Through Certificates, Series 199_-___ (the
                                                 "Certificates").

Designations

   Offered Certificates   . . . . . . . .        Class A-1, Class X and Class M-1 Certificates.

                                                                  APPROXIMATE
                                                                  INITIAL CLASS         PASS-THROUGH
                                                 CLASS            CERTIFICATE BALANCE   RATE
                                                 -----            -------------------   ----

   Non-Offered Certificates   . . . . . .        B-1              $                          %
                                                 B-2              $                          %
                                                 R                (1)                    (1)

                                                 ___________
                                                 (1)  The Class R Certificates will not have a Class Certificate Balance and will not bear interest.

   Senior Certificates  . . . . . . . . .        Class A-1 and Class X Certificates.

   Mezzanine Certificates   . . . . . . .        Class M-1 Certificates.

   Subordinate Certificates   . . . . . .        The Mezzanine Certificates and the Class B-1 and B-2 Certificates.

   Residual Certificates  . . . . . . . .        Class R Certificates.

   [Fixed Rate Certificates   . . . . . .                                                                  ]

   [Variable Rate Certificates  . . . . .                                                                  ]

   Book-Entry Certificates  . . . . . . .

Sponsor . . . . . . . . . . . . . . . . .        NationsBanc Montgomery Funding Corp., a Delaware corporation (the
                                                 "Sponsor").

Seller  . . . . . . . . . . . . . . . . .        [           ] (the "Seller").

Master Servicer . . . . . . . . . . . . .        [           ] (the "Master Servicer").  See "Servicing of Mortgage
                                                 Loans--The Master Servicer" herein.  [All references to the "Servicer"
                                                 in the Prospectus should be read to be references to the Master
                                                 Servicer described in this Prospectus Supplement.]

[REMIC Servicer . . . . . . . . . . . . .        [     ] (the "REMIC Servicer").]

Trustee . . . . . . . . . . . . . . . . .        [     ] (the "Trustee").

Cut-off Date  . . . . . . . . . . . . . .        _________ __, 199_.

Distribution Date . . . . . . . . . . . .        The ___th day of each month, or, if such day is not a Business Day, the next succeeding Business Day, commencing in ______ 199_.

Record Date . . . . . . . . . . . . . . .        The Record Date for each Distribution Date will be the last day of the preceding month.

Mortgage Pool . . . . . . . . . . . . . .        The Mortgage Pool will consist of fully-amortizing, ___ to ___ month,
                                                 [fixed interest] [adjustable] rate, conventional first mortgage loans
                                                 (the "Mortgage Loans") having, as of the Cut-off Date, an aggregate principal balance equal to approximately $_____ (the "Cut-off Date Pool
                                                 Principal Balance").  See "The Mortgage Pool" herein.

Pooling and Servicing
   Agreement  . . . . . . . . . . . . . .        The Certificates will be issued pursuant to a Pooling and Servicing
                                                 Agreement to be dated as of __________ 1, 199_ (the "Pooling
                                                 Agreement") among the Sponsor, the Master Servicer, [the REMIC
                                                 Servicer,] the Seller and the Trustee.

Priority of Distributions . . . . . . . .        As more fully described herein, distributions will be made on the
                                                 Certificates on each Distribution Date from Available Funds in the following order of priority:
                                                     (i)  to interest on each [interest bearing] Class of Senior
                                                 Certificates;
                                                    (ii)  to principal on the Class A-1 Certificates, up to the maximum amount of principal distributed on such Class on such Distribution Date as described herein;
                                                   (iii)  to interest on the Class M-1 Certificates;
                                                    (iv)  to principal on the Class M-1 Certificates, up to the maximum amount of principal to be distributed on such Class on such
                                                 Distribution Date as described herein; and
                                                     (v)  to interest on and then principal of each other Class of
                                                 Subordinate Certificates in increasing order of numerical Class designation, up to the maximum amount of interest and principal to be distributed on each such Class on such Distribution Date [and subject to certain limitations set forth herein under "Description of the
                                                 Certificates--Principal"].

Class X Notional Amount . . . . . . . . .        With respect to the first Distribution Date, the initial Class X
                                                 Notional Amount will be equal to the aggregate principal balance of the
                                                 Mortgage Loans as of the Cut-off Date.  On any Distribution Date
                                                 thereafter, the Class X Notional Amount will be equal to the aggregate of the Principal Balances of the Mortgage Loans (the "Pool Principal
                                                 Balance") as of the first day of the month preceding the month of such
                                                 Distribution Date.

Interest  . . . . . . . . . . . . . . . .        On each Distribution Date, each Class of interest bearing Offered
                                                 Certificates, to the extent Available Funds are available for the distribution of interest on such Class on such Distribution Date, as described above under "Priority of Distributions", generally will be entitled to receive an amount allocable to interest equal to the sum of
                                                 (i) one month's interest at the applicable Pass-Through Rate set forth on the cover page hereof (as to each Class, the "Pass-Through Rate") on the related Class Certificate Balance or

                                                 the Class X Notional Amount, as applicable, immediately prior to such
                                                 Distribution Date and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Distribution Date exceeded the amount actually distributed as interest on such prior
                                                 Distribution Dates and not subsequently distributed ("Unpaid Interest
                                                 Shortfall"). The interest entitlement for each Class of Offered
                                                 Certificates described above shall be reduced by the allocable share of Net Interest Shortfalls for each such Class, as described herein under "Description of the Certificates --Interest."

Principal (including
   prepayments)   . . . . . . . . . . . .        On each Distribution Date an amount allocable to principal will be distributed on the Class A-1 Certificates generally equal to the lesser of (x) Available Funds reduced by the amount of interest distributed on the Senior Certificates on such Distribution Date and (y) the sum of
                                                 (i) the Class A-1 Percentage of (a) all scheduled payments of principal due on each Mortgage Loan on the Due Date for such Mortgage Loan in the month in which such Distribution Date occurs, (b) the Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan during the month preceding the month of such Distribution Date, (c) the Principal
                                                 Balance of each Mortgage Loan that was repurchased by the Seller or another person as of such Distribution Date pursuant to the Agreement,
                                                 (d) certain amounts that may be required to be paid in connection with any substitution of Mortgage Loans on such Distribution Date pursuant to the Pooling Agreement and (e) any net insurance or liquidation proceeds received during the month preceding the month of such
                                                 Distribution Date allocable to recoveries of principal of Mortgage
                                                 Loans that are not yet Liquidated Mortgage Loans and (ii) the Class A-1
                                                 Prepayment Percentage of all partial principal prepayments and all principal prepayments in full ("Principal Prepayments") received during such preceding month.

                                                 On each Distribution Date an amount allocable to principal will be distributed on Class M-1 Certificates equal to the lesser of (x)
                                                 Available Funds reduced by the amount of interest and principal distributed on the Senior Certificates and interest on the Class M-1
                                                 Certificates, in each case on such Distribution Date and (y) the sum of
                                                 (i) the applicable Subordinate Percentage Allocation of the sum of the
                                                 amounts calculated pursuant to clauses (a) through (e) in the preceding paragraph for such Distribution Date and (ii) the applicable
                                                 Subordinate Prepayment Percentage Allocation of all Principal
                                                 Prepayments received during the preceding month.

                                                 See "Description of the Certificates--Principal" herein.

[Credit Support
   General  . . . . . . . . . . . . . . .        Credit support for the Senior Certificates will be provided by the
                                                 Subordinate Certificates as described below.  Credit support for the
                                                 Mezzanine Certificates will be provided by the Class B-1 and Class B-2
                                                 Certificates.  [other credit support]

   A. Subordination   . . . . . . . . . .        The rights of holders of the Subordinate Certificates to receive distributions with respect to the Mortgage Loans in the Trust Fund will be subordinated to such rights of holders of the Senior Certificates, and the rights of holders of the Class B-1 and Class B-2 Certificates to receive such distributions will be further subordinated to such rights of holders of the Mezzanine Certificates, in each case only to the extent described below.  See "Description of the
                                                 Certificates--Priority of Distributions Among Classes of Certificates,"
                                                 "--Allocation of Losses" and "Credit Support--Subordination of
                                                 Subordinate Certificates" herein.

                                                 The subordination of the Subordinate Certificates to the Senior
                                                 Certificates, and the further subordination of the Class B-1 and Class
                                                 B-2 Certificates to the Mezzanine Certificates is intended to increase the likelihood of receipt by Senior Certificateholders and Mezzanine
                                                 Certificateholders, respectively, of the maximum amount to which they are entitled on any Distribution Date, to provide such holders protection against losses on the Mortgage Loans to the extent described herein and, to a lesser extent, against losses on [Special Hazard
                                                 Mortgage Loans] [Fraud Loans] [and] [Bankruptcy Loans.]  See "Credit
                                                 Support--Subordination of Subordinated Certificates" and "Description
                                                 of the Certificates--Allocation of Losses" herein.

   [B.  Description of other types
        of credit support,
        if any]   . . . . . . . . . . . .

Weighted Average
   Lives (in years)*    . . . . . . . . .

                                                                             PSA
                                                 ------------------------------------------------------
                                                 CLASS                 %         %        %         %
                                                 -----                 -         -        -         -
                                                 A-1        . . . .
                                                 X          . . . .
                                                 M-1        . . . .

                                                 --------
                                                 *Determined as described under "Prepayment and Yield Considerations--
                                                 Weighted Average Lives of the Offered Certificates" herein.
                                                 Prepayments will not occur at any assumed rate shown or any other constant rate, and the actual weighted average lives of any or all of the Classes of Offered Certificates are likely to differ from those shown, perhaps significantly.

Servicing Fees and Other
    Expenses  . . . . . . . . . . . . .          As compensation for their services, the servicers engaged by the Master
                                                 Servicer to perform the day-to-day servicing functions relating to the
                                                 Mortgage Loans and the Master Servicer will be entitled to retain, from amounts received in respect of the Mortgage Loans which are allocable to interest, an amount equal to the Servicing Fee and Master Servicing
                                                 Fee, respectively.

                                                 In addition to the Servicing Fee and the Master Servicing Fee, there will be deducted from amounts received in respect of the Mortgage Loans which are allocable to interest an amount sufficient to provide for the payment of the Trustee's fee.  As to each Mortgage Loan, the sum of the
                                                 Master Servicing Fee Rate, the Servicing Fee Rate and the rate at which the Trustee's fee is determined is referred to as the "Expense Rate."

                                                 See "Servicing of Mortgage Loans--Servicing Compensation and Payment of
                                                 Expenses" herein.

[Advances . . . . . . . . . . . . . . .          The Master Servicer, directly or through one or more servicers, will be obligated to advance, prior to each Distribution Date [occurring on or before the Distribution Date in __________] an amount equal to all delinquent amounts (net of the related Servicing Fee and Master
                                                 Servicing Fee) on each Mortgage Loan in the Mortgage Pool and not previously advanced to the extent that such Advances are determined by the Master Servicer to be recoverable.

                                                 [With respect to any Mortgage Loan requiring a balloon payment on the maturity date of such Mortgage Loan, in the event of default in any such payment, the Master Servicer will continue to advance, subject to the Master Servicer's determination as to recoverability, an amount equal to interest on the principal balance of such Mortgage Loan deemed to be due thereon after such default.]

                                                 Any Advance made by the Master Servicer or a servicer with respect to a
                                                 Mortgage Loan is reimbursable to it as described herein under
                                                 "Servicing of Mortgage Loans--Advances."  Under the limited circumstances described herein, the Master Servicer will be entitled to reimburse itself and any servicer from funds on deposit in the
                                                 Certificate Account before distributions are made to holders of
                                                 Certificates.]

[Optional Termination . . . . . . . . .          At its option, the Master Servicer may purchase from the Trust Fund all remaining Mortgage Loans in the Trust Fund and thereby effect early retirement of the Certificates, on any Distribution Date on which the
                                                 Pool Principal Balance is less than __% of the Cut-off Date Pool
                                                 Principal Balance.  See "Description of the Certificates--Termination;
                                                 Optional Termination" herein.]
                                                 IF THE MASTER SERVICER EXERCISES ITS RIGHT TO REPURCHASE ALL OF THE
                                                 MORTGAGE LOANS, THE CERTIFICATES OUTSTANDING AT THE TIME OF SUCH
                                                 REPURCHASE WILL BE RETIRED EARLIER THAN WOULD OTHERWISE BE THE CASE.
                                                 See "Prepayment and Yield Considerations" herein.

Certain Federal Income
    Tax Consequences  . . . . . . . . .          [For federal income tax purposes, the Trust Fund will be treated as a
                                                 "real estate mortgage investment conduit" ("REMIC").  The Senior
                                                 Certificates and the Subordinate Certificates will constitute "regular interests" in the REMIC and will be treated as debt instruments of the
                                                 Trust Fund for federal income tax purposes with payment terms equivalent to the terms of such  Certificates.  The Class R
                                                 Certificates will constitute the sole class of "residual interest" in the REMIC and will be the Class of Residual Certificates, as described in the Prospectus.]

                                                 Holders of the Offered Certificates will be required to include in income interest on such Certificates in accordance with the accrual method of accounting.  The Class X Certificates will, and

                                                 the other Classes of Offered Certificates may, depending on their respective issue prices, be treated as having been issued with original issue discount for federal income tax purposes.  For further information regarding the federal income tax consequences of investing in the
                                                 Certificates, see "Certain Federal Income Tax Consequences" herein and in the
                                                 Prospectus.

Legal Investment  . . . . . . . . . . .          The Senior Certificates [and the Class M-1 Certificates] will constitute "mortgage related securities" for purposes of the Secondary
                                                 Mortgage Market Enhancement Act of 1984 ("SMMEA"), and as such, will be legal investments for certain entities to the extent provided in SMMEA.
                                                 See "Legal Investment Consideration" in the Prospectus.

                                                 [It is anticipated that the Class M-1 Certificates will not be rated in one of the two highest rating categories by a nationally recognized statistical rating organization and, therefore, will not constitute
                                                 "mortgage related securities" for purposes of SMMEA.]

                                                 Certain Classes of Certificates may be deemed "high-risk mortgage securities" as defined in the supervisory policy statement on securities activities approved by the Federal Financial Institutions
                                                 Examination Council on December 3, 1991 and adopted by the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Federal
                                                 Reserve Board and the Office of Thrift Supervision.  See "Legal
                                                 Investment Consideration" in the Prospectus.

ERISA Considerations  . . . . . . . . .          A fiduciary of any employee benefit plan subject to the Employee
                                                 Retirement Income Security Act of 1974, as amended ("ERISA"), or the
                                                 Internal Revenue Code of 1986, as amended (the "Code"), should carefully review with its legal advisors whether the purchase or holding of an Offered Certificate could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code.  The
                                                 Class M-1 Certificates may not be transferred except upon satisfaction of certain conditions.  See "ERISA Considerations" herein and in the
                                                 Prospectus.

Certificate Rating  . . . . . . . . . .          It is a condition to the issuance of the Offered Certificates that the
                                                 Senior Certificates and the Class M-1 Certificates be rated by [
                                                    ]  [     ] and by [              ]  [     ] at least as follows:


                                                 CLASS                _____           _____
                                                 -----
                                                 A-1  . .
                                                 X  . . .
                                                 M-1  . .

                                                 See "Certificate Rating" herein.

                                  RISK FACTORS

YIELD AND PREPAYMENT CONSIDERATIONS

    The rate of principal payments on the Certificates, the amount of principal and interest payments on the Certificates and the yield to maturity of the Certificates will be directly related to the rate of payments of principal on the Mortgage Loans. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans, the rate of principal prepayments (including partial prepayments and those resulting from refinancing) thereon by mortgagors, liquidations of defaulted Mortgage Loans, repurchases by the Seller of Mortgage Loans as a result of defective documentation or breaches of representations or warranties and optional purchase by the Master Servicer of all of the Mortgage Loans in connection with the termination of the Trust. [The Mortgagors may prepay any Mortgage Loan at any time without penalty.]

    The rate of payments (including prepayments) on mortgage loans is influenced by a variety of economic, geographic, social and other factors. If prevailing rates for similar mortgage loans fall below the Mortgage Rates on the Mortgage Loans, the rate of prepayment would generally be expected to increase. Conversely, if prevailing rates for similar mortgage loans rise above the Mortgage Rates on the Mortgage Loans, the rate of prepayment would generally be expected to decrease. An investor that purchases an Offered Certificate at a discount should consider the risk that a slower the anticipated rate of principal payments on the Mortgage Loans will result in an actual yield that is lower than such investor's expected yield. An investor that purchases an Offered Certificate at a premium should consider the risk that a faster the anticipated rate of principal payments on the Mortgage Loans will result in an actual yield that is lower than such investor's expected yield.

    The timing of changes in the rate of prepayments may significantly affect an investor's actual yield to maturity, even if the average rate of principal prepayments is consistent with an investor's expectations. In general, the earlier a prepayment of principal of the Mortgage Loans the greater the effect on an investor's yield to maturity. The effect on an investor's yield as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments. The yield on the Class X Certificates will be highly sensitive to the rate and timing of prepayments on the Mortgage Loans. A rapid rate of principal prepayments on the Mortgage Loans (as defined below) may have a material negative effect on the yield of the Class X Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Offered Certificates. See "Prepayment and Yield Considerations--Sensitivity of the Class X Certificates" herein.

SUBORDINATION

    The rights of the holders of the Class M-1 Certificates to receive distributions with respect to the Mortgage Loans will be subordinated to such rights of the Senior Certificates and the rights of the holders of the Class B-1 Certificates to receive distributions with respect to the Mortgage Loans will be subordinated to such rights of the Senior Certificates and the Class M-1 Certificates. Delinquencies that are not advanced by or on behalf of the Master Servicer (because the amounts, if advanced, would be nonrecoverable), will adversely affect the yield on the Certificates. Because of the priority of distributions, shortfalls resulting from delinquencies not so advanced will be borne first by the Class B-1 Certificates, then by the Class M-1 Certificates and finally by the Senior Certificates.

    The weighted average life of, and the yield to maturity on, the Class M-1 Certificates will be sensitive to the rate and timing of Mortgagor defaults and the severity of ensuing losses on the Mortgage Loans. If the actual rate and severity of losses on the Mortgage Loans is higher than those assumed by a holder of a Class M-1 Certificate, the actual yield to maturity of such Certificate may be lower than the yield expected by such holder based on such assumption. The timing of losses on the Mortgage Loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the Mortgage Loans are consistent with such investor's expectations. In general, the earlier a loss occurs the greater the effect on an investor's yield to maturity. Realized Losses on the Mortgage Loans will reduce the Class Certificate Balance of the Class M-1 Certificates to the extent of any losses allocated thereto without the receipt of cash attributable to such reduction. See "Description of the Certificates-- Allocation of Losses" herein.

LIMITED OBLIGATIONS

    The Mortgage Loans are be the sole source of payments on the Certificates. The Certificates do not represent an interest in or obligation of the Seller, the Master Servicer, the Trustee or any of their affiliates, except for limited obligations of the Master Servicer with respect to certain breaches of its representations and warranties and its obligations as Master Servicer. Neither the Certificates nor the Mortgage Loans will be guaranteed by or insured by any governmental agency or instrumentality, the Seller, the Master Servicer, the Trustee or any of their affiliates. Consequently, in the event that payments on the Mortgage Loans are insufficient or otherwise unavailable to make all payments required on the Certificates, there will be no recourse to the Seller, the Master Servicer, the Trustee or any of their affiliates.

LIQUIDITY

    The Underwriter intends to make a secondary market in the Offered Certificates, but has no obligation to do so. There is currently no secondary market in the Offered Certificates and there can be no assurance that such a market will develop or, if it does develop, that it will provide
Certificateholders with liquidity of investment or that it will continue for the life of the Certificates.

GEOGRAPHIC CONCENTRATION

    [Approximately ____% of the Mortgage Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by Mortgaged Properties located in the State of California. Property values of residential real estate in California have declined in recent years. If the California residential real estate market should continue to experience an overall decline in property values after the dates of origination of the Mortgage Loans, the rates of delinquency, foreclosure, bankruptcy and loss on the Mortgage Loans may be expected to increase, and may increase substantially, as compared to such rates in a stable or improving real estate market.]

    [On ______ ___, 199__, ___ counties in California were declared federal disaster areas as a result of recent flooding. A significant portion of the Mortgage Pool secured by Mortgaged Properties in California are located in such counties (the "Damaged Area"). In general, primary hazard policies do not cover damage resulting from floods. However, any such Mortgaged Property materially damaged by flooding prior to the Closing Date will be subject to repurchase by the Seller as a result of a breach of the Seller's representation and warranty.

    It is not certain what effect the flood damage will have on the rates of delinquency, foreclosure, bankruptcy and loss of the Mortgage Loans located in the Damaged Area. It is possible that the affected Mortgage Loans may experience higher levels of delinquencies, foreclosures, bankruptcies and losses. It is also possible that such Mortgage Loans will experience a higher or lower rate of prepayments due to higher or lower rates of sales of the Mortgaged Properties in the Damaged Area. Furthermore, it is too early to determine what effect, if any, the flood will have on the market prices of residential housing in the Damaged Area and the California real estate market in general.]

[CONVERTIBLE MORTGAGE LOANS

    Approximately ____% of the Mortgage Loans (by aggregate outstanding principal balance as of the Cut-off Date) will initially bear interest at fixed rates for a specified period of time and will thereafter bear interest at adjustable rates until maturity. After the Mortgage Rate resets from a fixed rate to an adjustable rate, such Mortgage Loans are assumable in connection with a transfer of the related Mortgaged Property, at the option of the Master Servicer. The extent to which such Mortgage Loans are assumed by purchasers of the Mortgaged Properties rather than prepaid by the related Mortgagors in connection with the sales of the Mortgaged Properties will affect the weighted average lives of the Certificates. Furthermore, such Mortgage Loans may be more sensitive to changes in the level of market interest rates than is typical for adjustable rate mortgage loans due to the length of time before which the Mortgage Rates reset from fixed rates to adjustable rates.]

BOOK-ENTRY SYSTEM

    Since transactions in the [            ] Certificates (the "Book-Entry
Certificates") generally can be effected only through DTC, Participants and Indirect Participants, the ability of a Beneficial Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such

Book-Entry Certificates, may be limited due to the lack of a physical certificate for such Book-Entry Certificates. In addition, under a book-entry format, Beneficial Owners may experience delays in their receipt of payments, since distributions will be made by the Trustee, or a paying agent on behalf of the Trustee, to CEDE & Co., as nominee for DTC. Also, issuance of Book-Entry Certificates in book-entry form may reduce the liquidity thereof in any secondary trading market that may develop therefor because investors may be unwilling to purchase securities for which they cannot obtain delivery of physical certificates. See "Description of the Certificates--Book-Entry Certificates" herein.


                               THE MORTGAGE POOL

GENERAL

    Certain information with respect to the Mortgage Loans included in the Mortgage Pool is set forth below. A detailed description of such Mortgage Loans on Form 8-K (the "Detailed Description") will be available to purchasers of the Offered Certificates at or before, and will be filed with the Securities and Exchange Commission within fifteen days of, the initial delivery of the Offered Certificates. The Detailed Description will specify the aggregate principal balances of the Mortgage Loans included in the Mortgage Pool as of the Cut-off Date (the "Cut-off Date Pool Principal Balance") and will also include the following information in tabular format regarding such Mortgage
Loans: years of origination of such Mortgage Loans, the purposes of such Mortgage Loans, the original principal balances of such Mortgage Loans, the outstanding principal balances of such Mortgage Loans as of the Cut-off Date, the Mortgage Rates borne by such Mortgage Loans, the original Loan-to-Value Ratios of such Mortgage Loans, the remaining months to stated maturity of such Mortgage Loans, the types of properties securing such Mortgage Loans and the geographical distribution of such Mortgage Loans by state. Prior to the Closing Date, Mortgage Loans may be removed from the Mortgage Pool and other Mortgage Loans may be substituted therefor. The Sponsor believes that the information set forth herein with respect to the Mortgage Pool as presently constituted is representative of the characteristics of the Mortgage Pool as it will be constituted at the Closing Date, although the range of the Mortgage Rates and the maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

    The Mortgage Pool will consist of Mortgage Loans with a Cut-off Date Principal Balance expected to be approximately $____________. The Mortgage Loans provide for the amortization of the amount financed over a series of monthly payments. All the Mortgage Loans provide for payments due [as of the first day of each month (each a "Due Date")]. The Mortgage Loans to be included in the Mortgage Pool were originated or acquired in the normal course of its mortgage banking business by [the] [each] Seller substantially in accordance with the underwriting criteria specified herein. At origination, [substantially all] [specify percentage] of the Mortgage Loans had a stated term to maturity of __ years. [Monthly payments made by the Mortgagors on the Mortgage Loans either earlier or later than the related Due Date will not affect the amortization schedule or the relative application of such payments to principal and interest.] [The Mortgagors may prepay any Mortgage Loan at any time without penalty.]

    [Other than during the first [six] [twelve] months following origination, during which time each such Mortgage Loan will bear interest at a Mortgage Rate fixed at origination, each Mortgage Loan has a Mortgage Rate subject to [semi-annual] [annual] adjustment on the first day of the month specified in the related Mortgage Note (each such date, an "Adjustment Date") to equal the sum, rounded to the nearest ____%, of (i) [the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year] [the weekly average of secondary market interest rates on six-month negotiable certificates of deposit] [the London interbank offered rate ("LIBOR") for [three-month] United States dollar deposits] [other indices] (the "Index")[, as published by the Federal Reserve Board in Statistical Release H.15(519) and most recently available as of 45 days prior to the Adjustment Date] [which appears on the Reuters Screen LIBO Page as of _________, London time, on the first business day of the month prior to the Adjustment Date] and (ii) a fixed percentage amount specified in the related Mortgage Note (the "Gross Margin"); provided, however, that the Mortgage Rate will not increase or decrease by more than the Periodic Rate Cap on any Adjustment Date. All the Mortgage Loans provide that over the life of the Mortgage Loan the Mortgage Rate will in no event be more than the initial Mortgage Rate plus a fixed percentage (such rate, the "Maximum Rate"). [In addition, each Mortgage Loan provides that in no event will the Mortgage Rate be less than the initial Mortgage Rate (such rate, the "Minimum Rate").] Effective with the first payment due on a Mortgage Loan after each related Adjustment Date, the monthly payment will be adjusted to an amount which will fully amortize the outstanding principal balance of the Mortgage Loan over its remaining term. [Approximately ___% of the Mortgage Loans were originated with a Mortgage Rate less than the sum of the then-applicable Index and Gross Margin, rounded as described herein.] If the Index ceases to be published or is otherwise unavailable, the Master Servicer will select an alternative index for mortgage loans on single-family residential properties, based upon comparable information, over which it has no control and which is readily verifiable by mortgagors.]

    [Each Mortgage Loan was originated on or after ___________ __, 199_, [and has an initial Adjustment Date on or before _________ __, 199_].]

    The latest date on which any Mortgage Loan matures is ________ __, ____. The earliest stated maturity date of any Mortgage Loan is __________, ________.

    [As of the Cut-off Date, no Mortgage Loan was delinquent more than 30 days.]

    [None] of the Mortgage Loans will be subject to any buydown agreement.

    No Mortgage Loan will have a Loan-to-Value Ratio as of the Cut-off Date of more than ____%. The weighted average of the Loan-to-Value Ratios as of the Cut-off Date of the Mortgage Loans was approximately ____%. [Each Mortgage Loan with a Loan-to-Value Ratio as of the Cut-off Date of greater than 80% will be covered by a primary mortgage guaranty insurance policy issued by a mortgage insurance company approved by the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac"), which policy will provide coverage in an amount equal to the excess of the original principal balance of the related Mortgage Loan plus accrued interest thereon and related foreclosure expenses in excess of 75% of the value of the related Mortgaged Property. No such primary mortgage insurance policy will be required with respect to any such Mortgage Loan after the date on which the related Loan-to-Value Ratio is less than 80%.]

    The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is a fraction, expressed as a percentage, [the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the lesser of (a) the appraised value of the related Mortgaged Property determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property.] No assurance can be given that the value of any Mortgaged Property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to such Mortgage Loans.

    [None of the Mortgage Loans is insured by any primary mortgage guaranty insurance policy.]

    [No] Mortgage Loan provides for deferred interest or negative amortization. Approximately _____% and ____% (by Cut-off Date Pool Principal Balance) will
be secured by Mortgaged Properties located in [       ]  and [         ],
respectively. Except as indicated in the preceding sentence no more than approximately ____% of the Mortgage Loans will be secured by Mortgaged Properties located in any one state. No more than approximately ____% of the Mortgage Loans (by principal balance as of the Cut-off Date) will be secured by Mortgaged Properties located in any one postal zip code area.

    The first and last date on which any Convertible Mortgage Loan is convertible from an adjustable Mortgage Rate to a fixed Mortgage Rate is ________ and ______, respectively.

    The following information sets forth in tabular format certain information, as of the Cut-off Date, as to the Mortgage Loans. Percentages (approximate) are stated by principal balance as of the Cut-off Date.

                            MORTGAGE LOAN STATISTICS


                                                                                       MORTGAGE POOL
                                                                                       -------------
Number of Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . .
Cut-off Date Pool Principal Balance . . . . . . . . . . . . . . . . . . . . . .         $
 [Rate Adjustment Frequency:] . . . . . . . . . . . . . . . . . . . . . . . . .
   [6 months]   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 %
   [12 months]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 %
   [24 months]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 %
   [36 months]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 %
   [60 months]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 %
[Payment Adjustment Frequency:] . . . . . . . . . . . . . . . . . . . . . . . .
   [6 months]   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 %
   [12 months]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 %
   [24 months]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 %
   [36 months]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 %
   [60 months]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 %
Convertible Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . . .                 %
Original Principal Balance:
   Ranges   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $       to $
   Average  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    $
Original Term to Stated Maturity:
   Ranges   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           to    months
   Weighted Average   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              months
Remaining Months to Stated Maturity:
   Ranges   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           to    months
   Weighted Average   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              months
Mortgage Rate:
   Ranges   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            % to     %
   Weighted Average   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    %
[Net Mortgage Rate:]
   Ranges   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             % to    %
   Weighted Average   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 %
[Gross Margin:]
   Ranges   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             % to    %
   Weighted Average   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    %
[Weighted Average Months to Next Rate                                       . .         Not more than
   Adjustment Date]   . . . . . . . . . . . . . . . . . . . . . . . . . . . .               months
[Periodic Rate Cap:]
   Ranges   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   Weighted Average   . . . . . . . . . . . . . . . . . . . . . . . . . . . .
[Maximum Rate:]
   Ranges   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              % to    %
   Weighted Average   . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  %
[Minimum Rate:]
   Ranges   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              % to    %
   Weighted Average   . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  %
Expense Fees:
   Ranges   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              % to    %
   Weighted Average   . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   %
Primary Residences  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           At least      %
Investment Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . .          No more than   %
Second Homes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          No more than   %
Single-family Detached Residences . . . . . . . . . . . . . . . . . . . . . .           At least      %
Condominiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          No more than   %
Planned Unit Developments or De Minimis
   Planned Unit Developments  . . . . . . . . . . . . . . . . . . . . . . . .          No more than   %
Located in [          ] . . . . . . . . . . . . . . . . . . . . . . . . . . .          No more than   %
Number of Other States* . . . . . . . . . . . . . . . . . . . . . . . . . . .          No more than   %
Two- to Four-Family Residences  . . . . . . . . . . . . . . . . . . . . . . .          No more than   %
Purchase Money Mortgage Loans . . . . . . . . . . . . . . . . . . . . . . . .           At least      %
Rate/Term Refinancing Mortgage Loans  . . . . . . . . . . . . . . . . . . . .          No more than   %

Cash Out Refinance Mortgage Loans . . . . . . . . . . . . . . . . . . . . . .          No more than   %
Limited Documentation . . . . . . . . . . . . . . . . . . . . . . . . . . . .          No more than   %
No Asset and/or Income Certificate  . . . . . . . . . . . . . . . . . . . . .          No more than   %]

----------------
* No more than 5% of the Mortgage Loans (by aggregate principal balance as of the Cut-off Date) are secured by Mortgaged Properties in such states.

THE INDEX

   [The Index is the figure derived from the average weekly quoted yield on U.S. Treasury securities adjusted to a constant maturity of one year as published in the Federal Reserve Statistical Release H.15(519). Yields on treasury securities are estimated from the U.S. Treasury's daily yield curve. This curve, which relates the yield on a security to its time to maturity, is based on the closing market bid yields on actively-traded treasury securities in the over-the-counter market. These market yields are calculated from composites of quotations reported by five leading U.S. Treasury securities dealers to the Federal Reserve Bank of New York. The constant yield values are read from the yield curve at fixed maturities. This method permits estimation of the yield for a one year maturity, for example, even if no outstanding security has exactly one year remaining to maturity.]

   [The Index is the figure derived from the weekly average of secondary market interest rates on six-month negotiable certificates of deposit as published in the Federal Reserve Statistical Release H.15(519).]

   [The Index shall be established by the Trustee and shall equal the arithmetic mean (rounded upwards, if necessary, to the nearest [one-eighth] of one percent of LIBOR for [three-month] United States dollar deposits which appears on the Reuters Screen LIBO Page as of _________, London time, on the first business day of the month prior to any Adjustment Date for a Mortgage Loan.]

   Listed below are monthly historical values of the Index beginning with January 1990. The values listed below do not purport to be a prediction of the performance of the Index in the future.

                                                                     Year (1)
                                          ----------------------------------------------------------------
                                          1994           1993           1992           1991           1990
                                          ----           ----           ----           ----           ----
 MONTH
 -----
 January . . . . . . . . . . . . .
 February  . . . . . . . . . . . .
 March . . . . . . . . . . . . . .
 April . . . . . . . . . . . . . .
 May . . . . . . . . . . . . . . .
 June  . . . . . . . . . . . . . .
 July  . . . . . . . . . . . . . .
 August  . . . . . . . . . . . . .
 September . . . . . . . . . . . .
 October . . . . . . . . . . . . .
 November  . . . . . . . . . . . .
 December  . . . . . . . . . . . .

_________________________
(1)  Monthly figures are averages of daily rates.

   In the event that the Index becomes unavailable or otherwise unpublished, the Master Servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable by the Mortgagors.

[CONVERTIBLE MORTGAGE LOANS

   Approximately __% of the Mortgage Loans (by Cut-off Date Pool Principal Balance) provide that the mortgagor may convert the adjustable Mortgage Rate on the Mortgage Loan to a fixed Mortgage Rate (each, a "Convertible Mortgage Loan"), generally within a period from ____ to ____ months after origination. In determining the fixed Mortgage Rate applicable to a Mortgage Loan eligible for conversion, the Master Servicer, acting on behalf of the Trustee, will quote a fixed mortgage rate generally equal to the sum of the current rate then quoted by Fannie Mae as its required net yield for conventional mortgage loans covered by 60-day mandatory delivery commitments plus a fixed percentage amount ranging from ____% to ____%. In the event that the applicable Fannie Mae rate is not available, the Master Servicer will quote a fixed mortgage rate based upon comparable information. In order to be eligible to convert from an adjustable to a fixed Mortgage Rate on a Mortgage Loan, the Mortgagor must execute and submit to the Master Servicer certain conversion documents, including a loan modification agreement, pay the applicable conversion fee, if any, and not be in default under the related Mortgage Note or security documents and not have been more than 30 days delinquent in the payment of any amounts due under the related Mortgage Note at any time during the twelve months prior to the Cut-off Date. Upon conversion, the monthly payments of principal and interest on such Mortgage Loan will be adjusted to provide for fully amortizing, level monthly payments until maturity.

   Upon the conversion of any Mortgage Loan from an adjustable rate Mortgage Loan to a fixed rate Mortgage Loan, the [Seller] [Master Servicer] is obligated to purchase such Mortgage Loan at a price (the "Purchase Price") equal to 100% of the Principal Balance of such Mortgage Loan plus accrued interest thereon at the Net Mortgage Rate [applicable to such Mortgage Loan immediately prior to such conversion date] to the first day of the month in which the Purchase Price is to be distributed (less any unreimbursed Advances with respect to such Mortgage Loan). In the event the [Seller] [Master Servicer] defaults in its obligation to purchase any converted Mortgage Loan, the [Seller] [Master Servicer] [Trustee] will attempt to sell such converted Mortgage Loan at the Purchase Price. If such converted Mortgage Loan cannot be sold at such price, however, it will remain in the Trust Fund as a Mortgage Loan with a fixed
Mortgage Rate.  [So long as [           ] serves as Master Servicer, the
failure of [       ] to purchase a converted Mortgage Loan is an Event of
Default under the Agreement. If the Trustee or another entity become a successor master servicer because of an Event of Default or the resignation of the Master Servicer, such successor will not be obligated to purchase converted Mortgage Loans. In any event, the Master Servicer will remain obligated to purchase converted Mortgage Loans.]

ASSIGNMENT OF THE MORTGAGE LOANS

    Pursuant to the Pooling Agreement, the Sponsor on the Closing Date will sell, transfer, assign, set over and otherwise convey without recourse to the Trustee in trust for the benefit of Certificateholders all right, title and interest of the Sponsor in and to each Mortgage Loan and all right, title and interest in and to all other assets included in the Trust Fund, including all principal and interest received by the Master Servicer on or with respect to the Mortgage Loans after the Cut-off Date (to the extent not applied in computing the Cut-off Date Pool Principal Balance), exclusive of interest accruing thereon prior to the Cut-off Date.

    In connection with such transfer and assignment, the Sponsor will deliver or cause to be delivered to the Trustee, or a custodian for the Trustee, among other things, the original loan agreement or promissory note (the "Mortgage Note") (and any modification or amendment thereto) endorsed without recourse to the order of the Trustee (or its nominee), the original agreement or instrument creating a first lien on the related Mortgaged Property (the "Mortgage") with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office, which will be delivered to the Trustee as soon as the same is available to the Sponsor), an assignment in recordable form of the Mortgage and, if applicable, any riders or modifications to such Mortgage Note and Mortgage (collectively, the "Mortgage File"). Assignments of the Mortgage Loans to the Trustee (or its nominee) will be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Sponsor or the Seller.

    The Trustee will review each Mortgage File within 90 days of the Closing Date (or promptly after the Trustee's receipt of any document permitted to be delivered after the Closing Date) and if any such document is found to be defective in a material respect and the Seller does not cure such defect within 90 days of notice thereof from the Trustee, the Seller following delivery of the opinion referred to below, will on the Distribution Date in the month following the expiration of such 90-day period either (i) repurchase the related Mortgage Loan (or any property acquired in respect thereof) at a price equal to 100% of the unpaid principal balance of such Mortgage Loan plus accrued and unpaid interest on such principal balance at the related Net Mortgage Rate less any unreimbursed Advances made with respect thereto, or (ii) during a limited period of time after the Closing Date as specified in the Pooling Agreement and upon satisfaction of the conditions set forth in the Pooling Agreement, substitute an Eligible Substitute Mortgage Loan (as defined in the Pooling Agreement) meeting the criteria specified in the Pooling Agreement. This repurchase or substitution obligation constitutes the sole remedy available to Certificateholders or the Trustee for a material defect in a constituent document. The Sponsor will make no representations and warranties with respect to the Mortgage Loans and will have no obligation to purchase or substitute for a Mortgage Loan with deficient documentation or which is otherwise defective. Prior to any such repurchase or substitution, the Seller shall deliver an opinion of counsel to the Trustee to the effect that such repurchase or substitution will not (i) give rise to a "prohibited transaction" under Section 860F(A)(2) of the Code, (ii) be deemed a contribution to the Trust Fund after the "start-up date" that would give rise to the tax specified under Section 860G(a)(1) of the Code or (iii) adversely affect the status of the Trust Fund as a REMIC. Any such substitution or purchase that otherwise would have been required but for the inability to deliver the opinion referred to above will not be permitted until such opinion is delivered.

UNDERWRITING STANDARDS

    [Except as described below, each Mortgage Loan has satisfied the credit, appraisal and underwriting guidelines established by the Seller. Such underwriting guidelines may be varied in cases deemed appropriate by the Seller. To determine satisfaction of such underwriting guidelines, an authorized officer of the Seller reviewed the Mortgage Loans.

    The Seller's underwriting guidelines are intended to evaluate the Mortgagor's credit standing and repayment ability and the value and adequacy of the Mortgaged Property as collateral. The Seller's underwriting guidelines are applied in a standard procedure which complies with applicable federal and state laws and regulations. Initially, a prospective Mortgagor is required to fill out a detailed application designed to provide pertinent credit information. As part of the description of the Mortgagor's financial condition, the Mortgagor is required to provide a current balance sheet describing assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the Mortgagor's credit history with local merchants and lenders and any record of bankruptcy. In addition, an employment verification is obtained from the Mortgagor's employer wherein the employer reports the length of employment with that organization, the current salary, and an indication as to whether it is expected that the Mortgagor will continue such employment in the future. If a prospective Mortgagor is self-employed, the Mortgagor is required to submit copies of signed tax returns. The Mortgagor also authorizes deposit verification at all financial institutions where the Mortgagor has demand or savings accounts.

    Once the employment and deposit verifications and the credit report are received, a determination is made as to whether the prospective Mortgagor has sufficient monthly income available (i) to meet the Mortgagor's monthly obligations on the proposed mortgage loan and other expenses related to the Mortgaged Property (such as property taxes, hazard insurance and maintenance and utility costs) and (ii) to meet other financial obligations and monthly living expenses.

    In determining the adequacy of the property as collateral, an independent appraisal is made of each property considered for financing. The appraiser is required to inspect the property and verify that it is in good condition and that construction, if new, has been completed. The appraisal is based on the appraiser's judgment of values, giving appropriate weight to both the market value of comparable homes and the cost of replacing the property.

    Certain states where the Mortgaged Properties are located are "anti-deficiency" states where, in general, lenders providing credit on one- to four-family properties must look solely to the property for repayment in the event of foreclosure. The Seller's underwriting guidelines in all states (including anti-deficiency states) require that the underwriting officers be satisfied that the value of the property being financed, as indicated by the independent appraisal, currently supports and is anticipated to support in the future the outstanding loan balance, and provides sufficient value to mitigate the effects of adverse shifts in real estate values.

    The Seller employs alternative underwriting guidelines for certain qualifying mortgage loans underwritten by the Seller through underwriting programs designed to streamline the underwriting process by eliminating the requirement for income verification. Depending on the facts and circumstances of a particular case, the Seller may accept other Mortgage Loans based on limited documentation that eliminates the need for either income verification and/or asset verification. The objective of the use of limited documentation is to shift the emphasis of the underwriting process from the credit standing of the Mortgagor to the value and adequacy of the Mortgaged Property as collateral.]


                          SERVICING OF MORTGAGE LOANS

GENERAL

    The Master Servicer will service the Mortgage Loans in accordance with the terms set forth in the Pooling Agreement. The Master Servicer may perform any of its obligations under the Pooling Agreement through one or more subservicers. Notwithstanding any such subservicing arrangement, the Master Servicer will remain liable for its servicing duties and obligations under the Pooling Agreement as if the Master Servicer alone were servicing the Mortgage Loans.

THE MASTER SERVICER

    [                  ], a subsidiary of [                  ], a [       ]
corporation, will act as Master Servicer for the Mortgage Loans pursuant to the
Agreement.  [         ] is engaged primarily in the mortgage banking business,
and as such, originates, purchases, sells and services mortgage loans. [The mortgage loans serviced by the Master Servicer are principally [first-lien, fixed rate mortgage loans secured by single-family residences.]

     The principal executive officers of [           ] are located at [
], [            ], [            ] [            ].

    [Because the Master Servicer only recently began its operations, it does not yet have any meaningful information regarding delinquency and loss experience for its portfolio of mortgage loans.]

    The information set forth in this section concerning the Master Servicer has been provided by it. Accordingly, the Sponsor makes no representations as to the completeness or accuracy of such information.

[FORECLOSURE AND DELINQUENCY EXPERIENCE

    Historically, a variety of factors, including the appreciation of real estate values, have limited the Master Servicer's loss and delinquency experience on its portfolio of serviced mortgage loans. There can be no assurance that factors beyond the Master Servicer's control, such as national or local economic conditions or downturns in the real estate markets of its lending areas, will not result in increased rates of delinquencies and foreclosure losses in the future.

    The following table summarizes the foreclosure and delinquency experience on the dates indicated on conventional first trust deed or mortgage loans serviced by the Master Servicer. No assurances can be given that the foreclosure and delinquency experience presented in the table below will be indicative of such experience on the Mortgage Loans:

                                                At          30,   At          30,    At          30,   At          30,
                                                ---------------   ---------------    ---------------   ---------------
                                                     1993               1994               1993              1994
                                                     ----               ----               ----              ----

                                                                     (DOLLAR AMOUNTS IN THOUSANDS)
 Principal Balances (end of period)  . . . .    $                 $                  $                 $
 Total Number of Loans . . . . . . . . . . .
 Total Number of Foreclosures  . . . . . . .
 Percent Foreclosed by Number of Loans . . .        %                 %                  %                  %

 Period of Delinquency
 30-59 days:

      Principal Balance  . . . . . . . . . .    $                 $                  $                 $
      Number of Loans  . . . . . . . . . . .
      Percent Delinquent by Number of Loans         %                 %                  %                 %

 60-89 days:

      Principal Balance  . . . . . . . . . .    $                 $                  $                 $
      Number of Loans  . . . . . . . . . . .
      Percent Delinquent by Number of Loans         %                 %                  %                %

 90 days or more:

      Principal Balance  . . . . . . . . . .    $                 $                  $                 $
      Number of Loans  . . . . . . . . . . .
      Percent Delinquent by Number of Loans         %                 %                  %                %

 In Foreclosure

      Principal Balance  . . . . . . . . . .    $                 $                  $                 $
      Number of Loans  . . . . . . . . . . .
      Percent by Number of Loans . . . . . .        %                 %                  %                %

 Total Delinquent and in Foreclosure

      Principal Balance  . . . . . . . . . .    $                 $                  $                 $
      Number of Loans  . . . . . . . . . . .
      Percent by Number of Loans . . . . . .        %                 %                  %                %

         [DISCUSS REASONS FOR VARIATIONS IN DELINQUENCY AND FORECLOSURE
                              EXPERIENCE, IF ANY]

[SERVICING COMPENSATION AND PAYMENT OF EXPENSES

    The Expense Fees with respect to the Mortgage Pool are payable out of the interest payments on each Mortgage Loan. The Expense Rate in respect of each Mortgage Loan will be at least ____% per annum and not more than ____% per annum of the Principal Balance of such Mortgage Loan. The Expense Fees consist of (a) servicing compensation payable to the Master Servicer in respect of its master servicing activities (the "Master Servicing Fee"), (b) servicing and other related compensation payable to the Master Servicer in respect of its servicing activities (the "Servicing Fee") and (c) certain credit support fees and fees paid to the Trustee. The Master Servicing Fees will be ____% per annum of the Principal Balance of each Mortgage Loan and the Servicing Fee will be ____% per annum of the Principal Balance of each Mortgage Loan. The Master Servicer is obligated to pay certain ongoing expenses associated with the Trust Fund and incurred by the Master Servicer in connection with its responsibilities under the Pooling Agreement and such amounts will be paid by the Master Servicer out of the Master Servicing Fee. [The amount of the Master Servicing Fee is subject to adjustment with respect to prepaid Mortgage Loans, as described herein under "--Adjustment to the Master Servicing Fee in Connection with Prepaid Mortgage Loans."] [The Master Servicer is also entitled to receive all late payment fees, assumption fees and other similar charges and all reinvestment income earned on amounts on deposit in the Certificate Account and Distribution Account.]

[ADJUSTMENT TO MASTER SERVICING FEE IN CONNECTION WITH PREPAID MORTGAGE LOANS

    When a Mortgage Loan is prepaid between Due Dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment and not thereafter. Prepayments received during a calendar month will be distributed to Certificateholders on the Distribution Date in the month following the month of receipt. Pursuant to the Agreement, the Master Servicing Fee for any month will be reduced by an amount with respect to each such Mortgage Loan sufficient to pass through to the Trust Fund on such Distribution Date an amount equal to 30 days' interest at the Net Mortgage Rate for each such Mortgage Loan. Any such shortfalls in interest as a result of prepayments in excess of the amount of the Master Servicing Fee for a month will reduce the amount of interest available to be distributed to Certificateholders from what would have been the case in the absence of such prepayments. See "Description of the Certificates--Interest" herein.]

[ADVANCES

    Subject to the following limitations, the Master Servicer will be required to advance prior to each Distribution Date [occurring on or before the Distribution Date in _______] from its own funds or funds in the Certificate Account that do not constitute Available Funds for such Distribution Date, in an amount equal to the aggregate of payments of principal and interest (adjusted to the applicable Net Mortgage Rate) which were due on the related Due Date and which were delinquent on the related Determination Date, together with an amount equivalent to interest on each

Mortgaged Property acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan ("REO Property") (any such advance, an "Advance").]

    Advances are intended to maintain a regular flow of scheduled interest and principal payments on the Certificates rather than to guarantee or insure against losses. The Master Servicer is obligated to make Advances with respect to delinquent payments of principal of or interest on each Mortgage Loan (with such payments of interest adjusted to the related Net Mortgage Rate) to the extent that such Advances are, in its judgment, reasonably recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Mortgage Loan. If the Master Servicer determines on any Determination Date to make an Advance, such Advance will be included with the distribution to Certificateholders on the related Distribution Date. Any failure by the Master Servicer to make an Advance as required under the Agreement with respect to the Certificates will constitute an Event of Default thereunder, in which case the Trustee or the successor servicer will be obligated to make any such Advance, in accordance with the terms of the Agreement.]


                        DESCRIPTION OF THE CERTIFICATES

GENERAL

    The Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of ______ __, 199_ (the "Pooling Agreement"), among the Sponsor, the Seller, the Master Servicer [, the REMIC Servicer] and the Trustee. Reference is made to the Prospectus for important additional information regarding the terms and conditions of the Pooling Agreement and the Certificates. The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Pooling Agreement. When particular provisions or terms used in the Pooling Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

    The Mortgage Pass-Through Certificates, Series 199_-___ (the "Certificates") will consist of the Class A-1 Certificates and the Class X Certificates (the "Class A-1 Certificates" and the "Class X Certificates," respectively, and collectively, the "Senior Certificates"), three classes of subordinated certificates (the "Class M-1 Certificates," the "Class B-1 Certificates" and the "Class B-2 Certificates," respectively and collectively, the "Subordinate Certificates"), and the Class R Certificates (the "Residual Certificates"). Only the Senior Certificates and the Class M-1 Certificates (the "Offered Certificates") are offered hereby.

    The Senior Certificates in the aggregate will evidence an initial beneficial ownership interest of approximately ____% in the Trust Fund, the Class M-1 Certificates in the aggregate will evidence approximately ___% of the undivided interest in the principal balance of the Trust Fund and the Class B-1 and Class B-2 Certificates evidence in the aggregate the remaining ___% undivided interest in the principal balance of the assets in the Trust Fund. The Class X Certificates will have no principal balance, are entitled only to a portion of the interest on the Mortgage Loans and are not entitled to any distributions of principal. The Residual Certificates will not have a Class Certificate Balance and will not bear interest.

    The Class A-1 Certificates will be issuable in [book-entry] [fully registered] form only. [The Class A-1 Certificates will be issued in minimum
dollar denominations of $[     ] and integral multiples of $[     ] in excess
thereof.]  The Class X [and Class M-1] Certificates will be issued in fully
registered certificated form in minimum dollar denomination of [$    ] and
integral multiples of [$    ] in excess thereof.  A single certificate of each
Class may be issued in an amount different than described above.

[BOOK-ENTRY CERTIFICATES

    The [              ]  will be book-entry Certificates (the "Book-Entry
Certificates"). The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate principal balance of each such Class of Offered Certificates which will be held by a nominee of The Depository Trust Company (together with any successor depository selected by the Sponsor, the "Depository"). Beneficial interests in the Book-Entry Certificates will be indirectly held by investors through the book-entry facilities of the Depository, as described herein. Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations of $1,000 and in integral multiples in excess thereof, except that one Book-Entry Certificate of each such Class may be issued in an amount which is not an integral multiple of $1,000. The Sponsor has been informed by the Depository that its nominee will be CEDE & Co. ("CEDE"). Accordingly, CEDE is expected to be the holder of record of the Book-Entry Certificates. Except as described below, no person acquiring a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate").

    The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of the Depository (or of a participating firm that acts as agent for the Financial Intermediary, whose interests will in turn be recorded on the records of the Depository, if the beneficial owner's Financial Intermediary is not a Depository participant). Therefore, the beneficial owner must rely on the foregoing procedures to evidence its beneficial ownership of a Book-Entry Certificate. Beneficial ownership of a Book-Entry Certificate may only be transferred by compliance with the procedures of such Financial Intermediaries and Depository participants.

    The Depository is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "Clearing Corporation" within the meaning of the Uniform Commercial Code as in effect in the State of New York and a "Clearing Agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository performs services for its participants, some of which (and/or their representatives) own the Depository. In accordance with its normal procedures, the Depository is expected to record the positions held by each Depository participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing the Depository and Depository participants as in effect from time to time.

    Distributions on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to the Depository. The Depository will be responsible for crediting the amount of such payments to the accounts of the applicable Depository participants in accordance with the Depository's normal procedures. Each Depository participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

    Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to CEDE. Because the Depository can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

    None of the Sponsor, the Master Servicer or the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by CEDE, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. In the event of the insolvency of the Depository, a Depository participant or an indirect Depository participant in whose name Book-Entry Certificates are registered, the ability of the Beneficial Owners of such Book-Entry Certificates to obtain timely payment may be impaired.

    Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Book-Entry Certificates will be CEDE, as nominee of the Depository. Beneficial owners of the Book-Entry Certificates will not be Certificateholders, as that term is used in the Pooling Agreement. Beneficial owners are only permitted to exercise the rights of Certificateholders indirectly through Financial Intermediaries and the Depository. Monthly and annual reports on the Trust Fund provided by the Master Servicer to CEDE, as nominee of the Depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose Depository accounts the Book-Entry Certificates of such beneficial owners are credited.

    The Depository has advised the Sponsor and the Trustee that, unless and until Definitive Certificates are issued, the Depository will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Pooling Agreement only at the direction of one or more Financial Intermediaries to whose Depository accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates.

    Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to the Depository, only if (a) the Depository or the Sponsor advises the Trustee in writing that the Depository is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates and the Sponsor or the Trustee is unable to locate a qualified successor; (b) the Sponsor, at its sole option, elects to terminate a book-entry system through the Depository; or (c) after the occurrence of an Event of Default (as described in the accompanying Prospectus), beneficial owners having Percentage Interests aggregating not less than 51% of all Percentage Interests evidenced by each Class of the Book-Entry Certificates advise the Trustee and the Depository through the Financial Intermediaries in writing that the continuation of a book-entry system through the Depository (or a successor thereto) is no longer in the best interests of beneficial owners.

    Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through the Depository of Definitive Certificates. Upon surrender by the Depository of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue the Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Pooling Agreement.

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

    On or prior to the Closing Date, the Master Servicer will establish an account (the "Certificate Account") with __________, which shall be maintained [as a separate trust account] by the Master Servicer in trust for the benefit of Certificateholders. Funds credited to the Certificate Account may be invested for the benefit and at the risk of the Master Servicer in Eligible Investments, as defined in the Pooling Agreement, that are scheduled to mature on or prior to the business day preceding the next Distribution Date. On or prior to the business day immediately preceding each Distribution Date, the Master Servicer shall withdraw from the Certificate Account the amount of Available Funds and shall deposit such Available Funds in an account established and maintained with the Trustee on behalf of Certificateholders (the "Distribution Account").

PRIORITY OF DISTRIBUTIONS AMONG CLASSES OF CERTIFICATES

    As more fully described herein, distributions will be made on the Certificates on each Distribution Date from Available Funds in the following order of priority: (i) to interest on each Class of Senior Certificates, (ii) to principal on the Class A-1 Certificates, up to the maximum amount of principal to be distributed on the Class A-1 Certificates on such Distribution Date, (iii) to interest on the Class M-1 Certificates, (iv) to principal on the Class M-1 Certificates, up the maximum amount of principal to be distributed on such Class on such Distribution Date, and (v) to interest on and then principal of each other Class of Subordinate Certificates, up to the maximum amount of interest and principal to be distributed on such Class on such Distribution Date [and subject to certain limitations set forth below under "--Principal."]

DISTRIBUTIONS

    Distributions of principal and interest to holders of the Offered Certificates will be made on each Distribution Date to the extent of Available Funds to holders of record of such Offered Certificates on [the last day of the preceding month] (the "Record Date"), except that the final distribution in respect of any Class of Offered Certificates will be made only upon presentation and surrender of such Certificates at the office or agency
appointed by the Trustee for that purpose in [               ].

    Distributions of interest and principal to holders of Subordinate Certificates will be subordinate to distributions of interest on and principal of the Senior Certificates and distributions of interest and principal to holders of the Class B-1 and Class B-2 Certificates will be subordinate to distributions of interest on and principal of the Class M-1 Certificates. See "--Allocation of Losses" and "Credit Support."

    The aggregate amount of funds available in the Certificate Account on a Distribution Date for distribution on the Certificates is equal to "Available Funds." Available Funds for any Distribution Date are the sum of (i) all scheduled installments of interest (net of related Expense Fees) and principal due on the first day of the month in which such Distribution Date occurs and received prior to the related Determination Date together with any Advances in respect thereof, (ii) all insurance and liquidation proceeds (net of related expenses) received during the month preceding such Distribution Date, (iii) all partial or full prepayments received during the month preceding such Distribution Date and (iv) the amount required to be paid in respect of a Mortgage Loan that became required to be repurchased or substituted during the month preceding such Distribution Date, reduced by amounts in reimbursement for Advances previously made and other amounts as to which the Master Servicer or a servicer is entitled to be reimbursed from the Certificate Account pursuant to the Pooling Agreement. See "The Mortgage Pool--Assignment of the Mortgage Loans" herein.

    The Trustee will forward with each distribution on a Distribution Date to each Offered Certificateholder and the Master Servicer a statement or statements setting forth, among other things, (i) the amount of such distribution allocable to principal and (ii) the amount of such distribution allocable to interest. Such amounts will be expressed as a dollar amount per $1,000 of Class Certificate Balance. See "Description of the Certificates--Reports to Certificateholders" in the Prospectus for a detailed description of the information to be included in such statements.

INTEREST

    On each Distribution Date, each Class of Offered Certificates, to the extent of Available Funds on such Distribution Date applied in the order described above under "--Priority of Distributions Among Classes of Certificates", will be entitled to receive an amount allocable to interest equal to the sum of (i) one month's interest at the applicable Pass-Through Rate on the Class Certificate Balance or Class X Notional Amount, as the case may be, and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Distribution Date exceeded the amount actually distributed as interest on such prior Distribution Dates and not subsequently distributed ("Unpaid Interest Amounts"). [Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.]

    The interest entitlement described above for each Class of Offered Certificates will be reduced by (i) such Class of Certificates allocable share of "Net Interest Shortfalls" with respect to such Distribution Date, which is equal to (i) the amount of interest any Class of Certificateholders would otherwise have been entitled to receive with respect to any Mortgage Loan that was the subject of (a) a Relief Act Reduction [or (b) after the coverage provided by the Subordinate Certificates is exhausted for such type of loss, a Special Hazard Loss, Fraud Loss or a Bankruptcy Loss,] and (ii) such Class' pro rata share of Net Prepayment Interest Shortfalls. A "Relief Act Reduction" is a reduction in the amount of monthly interest payment on a Mortgage Loan pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940. See "Certain Legal Aspects of Mortgage Loans--Soldiers' and Sailors' Civil Relief Act" in the Prospectus. "Net Prepayment Interest Shortfall" is the amount by which the aggregate of Prepayment Interest Shortfalls during the calendar month immediately preceding the month in which the related Due Date occurs exceeds the aggregate amount of the Master Servicing Fee for such period. A "Prepayment Interest Shortfall" is the amount by which interest at the Net Mortgage Rate received in connection with a prepayment of principal on a Mortgage Loan is less than one month's interest at the Net Mortgage Rate on the Principal Balance of the related Mortgage Loan that is prepaid. Each Class' pro rata share of such Net Prepayment Interest Shortfalls will be based on the amount of interest such Class of Certificates otherwise would have been entitled to receive.

    In the event that, on a particular Distribution Date, Available Funds on such Distribution Date applied in the order described above under "--Priority of Distributions Among Classes of Certificates," are not sufficient to make a full distribution of interest to holders of the Offered Certificates, interest will be distributed on such Class or Classes of Offered Certificates of equal priority in proportion to the amount of interest each such Class or Classes would otherwise have been entitled to receive in the absence of such shortfall. The amount of any resulting shortfall will be carried forward and added to the amount holders of each such Class of Offered Certificates will be entitled to receive on the next Distribution Date. Such a shortfall could occur, for example, if losses realized on the Mortgage Loans were exceptionally high or were concentrated in a particular month. Any such amount so carried forward will not bear interest.

PRINCIPAL

    On each Distribution Date, the Class A-1 Certificates will be entitled to receive a amount allocable to principal equal to the lesser of (x) Available Funds reduced by the amount of interest distributed on the Senior Certificates on such Distribution Date and (y) the sum of (i) the Class A-1 Percentage of
(a) all scheduled payments of principal due on each Mortgage Loan on the Due Date for such Mortgage Loan in the month in which such Distribution Date occurs, (b) the Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan during the month preceding the month of such Distribution Date, (c) the Pooling Principal Balance of each Mortgage Loan that was repurchased by the Seller or another person as of such Distribution Date pursuant to the Pooling Agreement, (d) certain amounts that may be required to be paid in connection with any substitution of Mortgage Loans and (e) any net insurance or liquidation proceeds received during the month preceding the month of such Distribution Date allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans and (ii) the Class A-1 Prepayment Percentage of all partial principal prepayments and of all principal prepayments in full ("Principal Prepayments") received during such preceding month.

    On each Distribution Date, the Class M-1 Certificates will be entitled to receive an amount allocable to principal equal to the lesser of (x) Available Funds reduced by the amount of interest and principal distributed on the Senior Certificates and interest on the Class M-1 Certificates, in each case on such Distribution Date and (y) the sum of (i) the applicable Subordinate Percentage Allocation of the sum of the amounts calculated pursuant to clauses (a) through
(e) in the preceding paragraph for such Distribution Date and (ii) the applicable Subordinate Prepayment Percentage Allocation of all Principal Prepayments received during the preceding month.

    "Principal Balance" of a Mortgage Loan as of any Due Date is the unpaid principal balance of such Mortgage Loan as specified in the amortization schedule at the time relating thereto (before any adjustment to such schedule by reason of moratorium or similar waiver or grace period) for such Due Date, after giving effect to any previous partial payments and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the Mortgagor. The "Pool Principal Balance" will equal the aggregate of the Principal Balances of all Mortgage Loans. The "Due Date" for a Mortgage Loan is the first day of each calendar month on which the scheduled installment of principal and interest with respect thereto is due.

    [The "Class A-1 Percentage" for any Distribution Date is the percentage obtained by dividing the sum of the Class Certificate Balance of the Class A-1 Certificates immediately prior to such date by the aggregate of the Class Certificate Balances of all Classes of Certificates immediately prior to such date. The "Subordinate Percentage" for any Distribution Date is the percentage calculated as the difference between 100% and the Class A-1 Percentage for such date.

    The "Subordinate Percentage Allocation" for any Distribution Date and Class of Subordinate Certificates, is equal to a fraction, the numerator of which is the related Class Certificate Balance immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Subordinate Certificates immediately prior to such date.

    The "Class A-1 Prepayment Percentage" for any Distribution Date occurring during the five years beginning on the first Distribution Date will, except as provided below, equal 100%. Thereafter, the Class A-1 Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of certain unscheduled payments in respect of principal will have the effect of accelerating the amortization of the Class A-1 Certificates while, in the absence of Realized Losses, increasing the interest in the principal balance of the Mortgage Loans evidenced by the Subordinate Certificates. Increasing the respective interest of the Subordinate Certificates relative to that of the Senior Certificates is intended to preserve the availability of the subordination provided by the Subordinate Certificates.

    [The "Class A-1 Prepayment Percentage" for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the Class A-1 Percentage for such Distribution Date plus 70% of the Subordinate Percentage for such Distribution Date; for any distribution Date in the second year thereafter, the Class A-1 Percentage for such Distribution Date plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Class A-1 Percentage for such Distribution Date plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Class A-1 Percentage for such Distribution Date plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date thereafter, the Class A-1 Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Class A-1 Percentage exceeds the initial Class A-1 Percentage, in which case the Class A-1 Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no reduction to the Senior Prepayment Percentage will occur if [(i) as of the first Distribution Date as to which any such reduction applies, the dollar amount of all monthly payments on the Mortgage Loans due in each of the preceding six months that are delinquent 60 days or more exceeds a monthly average of ___% of all monthly payments due in such month (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Fund), or (ii) cumulative Realized Losses with respect to the Mortgage Loans exceed (a) with respect to the Distribution Date in [
], [ %] of the Class Certificate Balance of the Subordinate Certificates as of the Cut-off Date (the "Original Subordinate Principal Balance"), (b) with
respect to the Distribution Date in [            ], [  %] of the Original
Subordinate Principal Balance, (c) with respect to the Distribution Date in [ ], [ %] of the Original Subordinate Principal Balance, (d) with respect to the
Distribution Date in [          ], [  %] of the Original Subordinate Principal
Balance, and (e) with respect to the Distribution Date in [          ], [  %]
of the Original Subordinate Principal Balance.

    The "Subordinate Prepayment Percentage" for any Distribution Date is 100% minus the Senior Prepayment Percentage for such Distribution Date. The "Subordinate Prepayment Percentage Allocation" for any Distribution Date and Class of Subordinate Certificates, is equal to the product of the Subordinate Prepayment Percentage and a fraction, the numerator of which is the related Class Certificate Balance immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Subordinate Certificates immediately prior to such date.

    If on any Distribution Date the allocation to the Class of Certificates then entitled to principal of full and partial principal prepayments and other amounts in the percentages required above would reduce the outstanding Class Certificate Balance of such Class below zero, the distribution to such Class of Certificates will be limited to the amount necessary to reduce the related Class Certificate Balance to zero and any remaining portion thereof will be distributed to the Class of Certificates next entitled to distributions of principal.]

ALLOCATION OF LOSSES

    On each Distribution Date, any Realized Loss on a Mortgage Loan, other than any Excess Loss, will be allocated first, sequentially, to the Class B-2, Class B-1 and Class M-1 Certificates, in that order, in each case until the respective Class Certificate Balance thereof is reduced to zero, and thereafter to the Class A-1 Certificates.

    On each Distribution Date, Excess Losses will be allocated pro rata among the Class A-1 Certificates and the Subordinate Certificates based upon their respective Class Certificate Balances.

    In general, a "Realized Loss" means, with respect to a Liquidated Mortgage Loan, the among by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the Mortgage Loan. "Excess Losses" are (i) Special Hazard Losses in excess of the Special Hazard Loss Coverage Amount, (ii) Bankruptcy Losses in excess of the Bankruptcy Loss Coverage Amount and (iii) Fraud Losses in excess of the Fraud Loss Coverage Amount. "Bankruptcy Losses" are losses that are incurred as a result of Debt Service Reductions and Deficient Valuations. "Special Hazard Losses" are Realized Losses in respect of Special Hazard Mortgage Loans. "Fraud Losses" are losses sustained on a Liquidated Mortgage Loan by reason of a default arising from fraud, dishonesty or misrepresentation. See "Credit Support--Subordination of Subordinate Certificates" herein.

    A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to which the Master Servicer has determined that all recoverable liquidation and insurance proceeds have been received. A "Special Hazard Mortgage Loan" is a Liquidated Mortgage Loan as to which the ability to recover the full amount due thereunder was substantially impaired by a hazard not insured against under a standard hazard insurance policy of the type described in the Prospectus under "Credit Support--Special Hazard Insurance Policies." See "Credit Support--Subordination of Subordinate Certificates" herein.

    The "Class Certificate Balance" of any Class of Certificates as of any Distribution Date is the initial Class Certificate Balance thereof, reduced by the sum of (i) all amounts previously distributed to holders of such Class as payments of principal and (ii) the amount of Realized Losses and Excess Losses allocated to such Class, as described in the preceding paragraph.

TERMINATION; OPTIONAL TERMINATION

    The circumstances under which the obligations created by the Pooling Agreement will terminate in respect of the Certificates are described in "The Pooling and Servicing Agreement--Termination; Repurchase of Mortgage Loans and Mortgage Certificates" in the Prospectus. [The Master Servicer will have the option to purchase all remaining Mortgage Loans and other assets in the Trust Fund, thereby effecting early retirement of the Certificates [and causing the termination of the Trust Fund's status as a REMIC,] but such option will not be exercisable until such time as the Pool Principal Balance as of the Distribution Date on which the purchase proceeds are to be distributed to Certificateholders is less than _% of the Cut-off Date Pool Principal Balance. Distributions in respect of any such optional termination will be paid to Certificateholders in order of their priority of distribution as described under "--Priority of Distributions Among Classes of Certificates." The proceeds from such a distribution may not be sufficient to distribute the full amount to which each Class is entitled if the purchase price is based in part on the fair market value of the property acquired upon foreclosure of a Mortgage Loan and such fair market value is less than the Principal Balance of the related Mortgage Loan. In no event will the trust created by the Pooling Agreement continue beyond the later of (a) the repurchase described above, (b) the expiration of 21 years from the death of the survivor of the person named
in the Pooling Agreement and (c) [       ].  The termination of the Trust Fund
will be effected in a manner consistent with applicable federal income tax regulations [and the status of the Trust Fund as a REMIC.]

LAST SCHEDULED DISTRIBUTION DATE

    The Last Scheduled Distribution Date for each Class of Offered Certificates is the latest date on which the Class Certificate Balance is expected to be reduced to zero, and has been calculated on the basis of the assumptions described above under "Prepayment and Yield Considerations--Assumptions Relating to Tables" except for the following additional assumptions:
[describe]. Since the rate of distributions in reduction of the Class Certificate Balance on each Class of Offered Certificates will depend on the rate of payment (including prepayments) of the Mortgage Loans as well as the frequency and severity of losses experienced by the Trust Fund, the Class Certificate Balance of any such Class could reach zero significantly earlier or later than its Last Scheduled Distribution Date. The rate of payments on the Mortgage Loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the Mortgage Loans. See "Maturity, Prepayment Considerations and Weighted Average Life of Certificates" in the Prospectus.

EVENTS OF DEFAULT

    Events of Default will consist of: (i) any failure by the Master Servicer to deposit in the Certificate Account the required amounts or remit to the Trustee any payment (other than an Advance required to be made under the terms of the Agreement) which continues unremedied for five business days after the giving of written notice of such failure to the Master Servicer by the Trustee or the Sponsor or to the Master Servicer and the Trustee by holders of Certificates of any Class evidencing not less then 25% of the aggregate Percentage Interest constituting such Class; (ii) any failure by the Master Servicer to observe or perform in any material respect any other of its covenants or agreements in the Pooling Agreement, which continues unremedied for 60 days after the giving of written notice of such failure to the Master Servicer by the Trustee or the Sponsor or to the Master Servicer and the Trustee by holders of Certificates of any Class evidencing not less than 25% of the aggregate Percentage Interest constituting such Class; (iii) insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations; or (iv) any failure of the Master Servicer to make any Advance which continues unremedied for a period of five business days after the date on which telecopied notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee.

RIGHTS UPON EVENT OF DEFAULT

    So long as an Event of Default remains unremedied, the Sponsor or the Trustee may, and upon the receipt of instructions from holders of Certificates of any Class evidencing not less than 25% of the aggregate Percentage Interest constituting such class, the Sponsor or Trustee shall terminate all of the rights and obligations of the Master Servicer under the Pooling Agreement and in and to the Mortgage Loans, whereupon the Trustee will succeed to all of the responsibilities, duties, and liabilities of the Master Servicer under the Pooling Agreement, including the obligation to make Advances. Notwithstanding the foregoing, in the event of an Event of Default arising from the Master Servicer's failure to make an Advance as described in clause (iv) in the preceding paragraph, the Trustee shall terminate all of the rights and obligations of the Master Servicer under the Pooling Agreement and in and to the Mortgage Loans as described in the preceding sentence.

    No Certificateholder, solely by virtue of such holder's status as a Certificateholder, will have any right under the Pooling Agreement to institute any proceeding with respect thereto, unless such holder previously has given to the Trustee written notice of an Event of Default and unless the holders of Certificates of any Class evidencing not less than 25% of the aggregate Percentage Interest constituting such Class have made written request to the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for ___ days has neglected or refused to institute any such proceeding.

THE TRUSTEE

    [             ] will be the Trustee under the Pooling Agreement.  The
Sponsor and [        ] may maintain other banking relationships in the ordinary course of business with the Trustee. Offered Certificates may be surrendered at the Corporate Trust Office of the Trustee located at [
], Attention: ____________ or at such other addresses as the Trustee may designate from time to time.


                      PREPAYMENT AND YIELD CONSIDERATIONS

GENERAL

    Because principal payments on the Mortgage Loans will be distributed to Certificateholders as they are received from Mortgagors, the rate of principal payments on the Offered Certificates, the aggregate amount of each interest payment on the interest bearing Offered Certificates and the yield to maturity of Offered Certificates purchased at a price other than par are directly related to the rate of payments of principal on the Mortgage Loans. The principal payments on the Mortgage Loans may be in the form of scheduled principal payments or principal prepayments (for this purpose, the term "principal prepayment" includes prepayments and any other recovery of principal in advance of its scheduled Due Date, including liquidations due to default, casualty, condemnation and the like). Any such prepayments will result in distributions to holders of the Offered Certificates of amounts which would otherwise be distributed over the remaining term of the Mortgage Loans. See "Maturity, Prepayment Considerations and Weighted Average Life of the Certificates" in the Prospectus. The rate at which mortgage loans in general prepay may be influenced by a number of factors, including general economic conditions, mortgage market interest rates, availability of mortgage funds and homeowner mobility. In general, if prevailing interest rates fall significantly below the interest rates on the Mortgage Loans, the Mortgage Loans are likely to prepay at higher rates than if prevailing rates remain at or above the interest rates on the Mortgage Loans. Conversely, if interest rates rise above the interest rates on the Mortgage Loans, the rate of prepayment would be expected to decrease.

    The timing of changes in the rate of prepayments may significantly affect the actual yield to investors, even if the average rate of principal prepayments is consistent with the expectations of investors. In general, the earlier the payment of principal of the Mortgage Loans the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments. The yield on the Class X Certificates will be highly sensitive to the rate and timing of prepayments on the Mortgage Loans. A rapid rate of principal prepayments on the Mortgage Loans (as defined below) may have a material negative effect on the yield of the Class X Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Offered Certificates. See "--Sensitivity of the Class X Certificates" herein.

    As described herein under "Description of the Certificates--Principal", the Class A-1 Prepayment Percentage of Principal Prepayments and excluding for this purpose, liquidations due to default, casualty, condemnation and the like will be initially distributed to the Class A-1 Certificates. This may result in all (or a disproportionate percentage) of such principal prepayments being distributed to holders of the Class A-1 Certificates and none (or less than their pro rata share) of such principal prepayments being distributed to holders of Subordinate Certificates during the periods of time described in the definition of "Class A-1 Prepayment Percentage."

    [Mortgagors are permitted to prepay the Mortgage Loans, in whole or in part, at any time without penalty.] The rate of payment of principal may also be affected by any repurchase of the Mortgage Loans permitted or required by the Pooling Agreement. See "The Mortgage Pool--Assignment of the Mortgage Loans" and "Description of the Certificates--Termination; Optional Termination" herein.

    Each monthly interest payment on a Mortgage Loan will be calculated as the product of one-twelfth of the applicable Mortgage Rate at the time of such calculation and the then unpaid principal balance on such Mortgage Loan. The Net Mortgage Rate with respect to each Mortgage Loan will be similarly calculated on a loan-by-loan basis, by subtracting from the applicable Mortgage Rate the related Expense Rate.

    The effective yield to holders of interest bearing Offered Certificates will be reduced slightly below the yield otherwise produced by the applicable Pass-Through Rate because, while interest will accrue from the first day of each month, the distribution of such interest will not be made until the ___th day of the month following the month of accrual.

    [Substantially all] of the Mortgage Loans will include due-on-sale clauses which allow the holder of the Mortgage Loan to demand payment in full of the remaining principal balance upon sale or certain transfers of the property securing such Mortgage Loan. The Master Servicer, or the applicable servicer, will enforce "due-on-sale" clauses to the extent permitted by applicable law. Each Mortgage Note which contains "due-on-sale" provisions permits the holder of the Mortgage Note to accelerate the maturity of the Mortgage Loan upon conveyance by the Mortgagor of the underlying Mortgaged Property. The Master Servicer, or the applicable servicer, will enforce any "due-on-sale" clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and reasonably believes that it is entitled to do so under applicable law; provided, however, that the Master Servicer or any such servicer will not take any action in relation to the enforcement of any "due-on-sale" provisions which would impair or threaten to impair any recovery under any related Primary Mortgage Insurance Policy. See "Maturity, Prepayment Considerations and Weighted Average Life of Certificates" in the Prospectus. Acceleration of Mortgage Loans as a result of enforcement of such "due-on-sale" provisions in connection with transfers of the related Mortgaged Properties or the occurrence of certain other events resulting in acceleration would affect the level of prepayments on the Mortgage Loans, thereby affecting the weighted average lives of the Classes of the Offered Certificates.

    [See "Description of the Certificates--Termination; Optional Termination" herein and in the Prospectus for a description of the Master Servicer's option to repurchase the Mortgage Loans when the Pool Principal Balance is less than _% of the Cut-off Date Pool Principal Balance. The Seller may be required to repurchase Mortgage Loans because of defective documentation or material breaches in its representations and warranties with respect to such Mortgage Loans. Any such repurchases will shorten the weighted average lives of the Classes of Offered Certificates.

    [All of the Mortgage Loans are adjustable rate mortgage loans ("ARM Loans"). The rate of principal prepayments with respect to ARM Loans has fluctuated in recent years. As is the case with conventional fixed rate mortgage loans, ARM Loans may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates were to fall significantly, ARM Loans could be subject to higher prepayment rates than if prevailing interest rates were to remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARM Loans to "lock in" lower fixed interest rates.] Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on ARM Loans would generally be expected to decrease, and the rate of defaults might increase if Mortgagors were unable to meet the resulting increases in debt service payments. The rate of payments (including prepayments) on pools of mortgage loans is also influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. No assurances can be given as to the rate of prepayments on the Mortgage Loans in stable or changing interest rate environments.

    [Although each of the Mortgage Loans bears interest at an adjustable Mortgage Rate, the [semi-annual] [annual] adjustments of the Mortgage Rate for any Mortgage Loan will not exceed the Periodic Rate Cap and the Mortgage Rate will in no event exceed the Maximum Rate for such Mortgage Loan, regardless of the level of interest rates generally or the rate otherwise produced by the Index and the Gross Margin. [In addition, such adjustments will be subject to rounding to the nearest one-eighth of 1%.]

ASSUMPTIONS RELATING TO TABLES

    The Decrement Tables have been prepared on the basis of the following assumptions (the "Assumptions"): [describe assumptions]. Although the characteristics of the mortgage loans for the Decrement Tables have been prepared on the basis of the characteristics of the Mortgage Loans which are expected to be in the Trust Fund, there is no assurance that the Assumptions will reflect the actual characteristics or performance of the Mortgage Loans or that the performance of the Offered Certificates will conform to the results set forth in the tables.

WEIGHTED AVERAGE LIVES OF THE OFFERED CERTIFICATES

    Weighted average life refers to the average amount of time that will elapse from the date of issuance of an Offered Certificate until each dollar in reduction of the Class Certificate Balance thereof is distributed to the investor. The weighted average lives of such Classes of Offered Certificates will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayments" includes prepayments and liquidations due to default, casualty, condemnation and the like), the timing of changes in such rate of payments and the priority sequence of distributions of principal of such Offered Certificates. The interaction of the foregoing factors may have different effects on each Class of Offered Certificates and the effects on any such Class may vary at different times during the life of such Class. Accordingly, no assurance can be given as to the weighted average life of any such Class of Offered Certificates. For an example of how the weighted average lives of the Offered Certificates are affected by the foregoing factors at various constant percentages of PSA, see the Decrement Tables below.

    Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is the Prepayment Standard Assumption ("PSA"), which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. A prepayment assumption of 100% PSA assumes constant prepayment rates of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, 100% PSA assumes a constant prepayment rate of 6% per annum each month. As used in the table below, "0% PSA" assumes prepayment rates equal to 0% of PSA, i.e., no prepayments. Correspondingly, "125% PSA" assumes prepayment rates equal to 125% of PSA, and so forth. PSA does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans. The Sponsor believes that no existing statistics of which it is aware provide a reliable basis for holders of Offered Certificates to predict the amount or the timing of receipt of prepayments on the Mortgage Loans.

    The Decrement Tables set forth below have been prepared on the basis of the Assumptions described above under "--Assumptions Relating to Tables." There will likely be discrepancies between the characteristics of the actual Mortgage Loans included in the Trust Fund and the characteristics of the Mortgage Loans assumed in preparing the Decrement Tables. Any such discrepancy may have an effect upon the percentages of initial Class Certificate Balances outstanding set forth in the Decrement Tables (and the weighted average lives of the Offered Certificates). In addition, to the extent that the Mortgage Loans that actually are included in the Trust Fund have characteristics that differ from those assumed in preparing the following Decrement Tables, the Class Certificate Balance of any such Class of Offered Certificates will be reduced to zero earlier or later than indicated by such Decrement Tables.

    Furthermore, the information contained in the Decrement Tables with respect to the weighted average life of any Offered Certificate is not necessarily indicative of the weighted average life of such Class of Offered Certificate that might be calculated or projected under different or varying prepayment assumptions.

    It is not likely that (i) all of the Mortgage Loans will have the Mortgage Rates or remaining terms to maturity assumed or (ii) the Mortgage Loans will prepay at the indicated percentage of PSA until maturity. In addition, the diverse remaining terms to maturity of the Mortgage Loans (which includes many recently originated Mortgage Loans) could produce slower or faster distributions in reduction of Class Certificate Balances than indicated in the Decrement Table at the various percentages of PSA specified.

    Based upon the foregoing assumptions, the following Decrement Tables indicate the projected weighted average life of each Class of the Offered Certificates and set forth the percentages of the initial Class Certificate Balance of each such Class that would be outstanding after each of the dates shown at various constant percentages of the PSA.

       PERCENTAGE OF INITIAL CLASS CERTIFICATE BALANCE OUTSTANDING FOR
            THE OFFERED CERTIFICATES AT THE RESPECTIVE PERCENTAGES
                           OF PSA SET FORTH BELOW:

                                           Class A-1                                   Class M-1
                              -----------------------------------          ---------------------------------
  DISTRIBUTION DATE            %       %       %       %       %            %       %      %      %       %
  -----------------           ----   ----    ----    ----    ----          ----    ----   ----   ----    ----

     Initial Class
   Certificate Balance

             .
             .

             .

             .
             .

             .
             .

             .

             .
             .

             .
             .

             .

             .
             .

             .
             .

             .

             .

             .



      ---------------

      Weighted Average
            Life
       (in years)(1)
     Years to Maturity





--------------------
(1) The weighted average life of an Offered Certificate is determined by (i) multiplying the amount of each distribution in reduction of the Class Certificate Balance thereof by the number of years from the date of the issuance of the Offered Certificate to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Class Certificate Balance of the Offered Certificates of such Class.

SENSITIVITY OF THE CLASS X CERTIFICATES

    As indicated in the table below, the yield to investors in the Class X Certificates will be sensitive to the rate of principal payments (including prepayments) of the Mortgage Loans, which generally can be prepaid at any time. On the basis of the assumptions described below, the yield to maturity on the Class X Certificates would be approximately 0% if prepayments were to occur at a constant rate of [ %] PSA. If the actual prepayment rate of the Mortgage Loans were to exceed the foregoing level for as little as one month while equaling such level for the remaining months, the investors in the Class X Certificates would not fully recoup their initial investments.

    The information set forth in the following table has been prepared on the basis of the Assumptions and on the assumption that the aggregate purchase price of the Class X Certificates (expressed as a percentage of initial Class X Notional Amount) is as follows:

               Class                                                                             PRICE*
               -----                                                                             ------
               Class X . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

          * The price does not include accrued interest. Accrued interest has been added to such price in calculating the yields set forth in the table below.


          Sensitivity of the Interest Only Certificates to Prepayments
                          (Pre-Tax Yields to Maturity)

                                                                PSA Prepayment Assumption
                                               -------------------------------------------------------
                Class                            %            %           %            %          %
                                               ------       ------      ------       ------     ------
                Class X . . . . . . . . . .


         It is highly unlikely that all of the Mortgage Loans will have the characteristics assumed or that the Mortgage Loans will prepay at the same rate until maturity or that all of the Mortgage Loans will prepay at the same rate or time. As a result of these factors, the pre-tax yields on the Class X Certificates are likely to differ from those shown in the table above, even if all of the Mortgage Loans prepay at the indicated percentages of PSA. No representation is made as to the actual rate of principal payments on the Mortgage Loans for any period or over the life of the Class X Certificates or as to the yield on the Class X Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Class X Certificates.


                                 CREDIT SUPPORT

SUBORDINATION OF SUBORDINATE CERTIFICATES

         The rights of Subordinate Certificateholders to receive distributions with respect to the Mortgage Loans will be subordinated to such rights of Senior Certificateholders, and the rights of the holders of the Class B-1 and Class B- 2 Certificates to receive such distributions will be further subordinated to such rights of the Mezzanine Certificates, in each case only to the extent described herein. The subordination of the Subordinate Certificates to the Senior Certificates and the subordination of the Class B-1 and Class B-2 Certificates to the Mezzanine Certificates is intended to increase the likelihood of receipt, respectively, by Senior Certificateholders and Mezzanine Certificateholders, respectively, of the maximum amount to which they are entitled on any Distribution Date and to provide such holders protection against Realized Losses, other than Excess Losses.

         In addition, the Subordinate Certificates will provide limited protection against Special Hazard Losses, Bankruptcy Losses and Fraud Losses up to the Special Hazard Loss Coverage Amount, Bankruptcy Loss Coverage Amount and Fraud Loss Coverage Amount, respectively, as described below.

         The Subordinated Certificates will provide protection to the Classes of Certificates of higher relative priority against (i) Special Hazard Losses in an initial amount expected to be up to approximately $______ (the "Special Hazard Loss Coverage Amount"), (ii) Bankruptcy Losses in an initial amount expected to be upon to approximately $_____ (the "Bankruptcy Loss Coverage Amount") and (iii) Fraud Losses in an initial amount expected to be up to approximately $_______ (the "Fraud Loss Coverage Amount").

         The Special Hazard Loss Coverage Amount will be reduced, from time to time, to be an amount equal on any Distribution Date to the lesser of [(a) the greatest of (i) 1% of the aggregate of the principal balances of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan and (iii) the aggregate principal balances of the Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of losses attributable to Special Hazard Mortgage Loans incurred since the Closing Date.] All principal balances for the purpose of this definition will be calculated as of the first day of the month preceding such Distribution Date after giving effect to scheduled installments of principal and interest on the Mortgage Loans then due, whether or not paid.

         The Fraud Loss Coverage Amount will be reduced, from time to time, by the amount of Fraud Losses allocated to the Certificates. In addition, on each anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced as follows: [(a) on the first and second anniversaries of the Cut-off Date, to an amount equal to the excess of [ %] of the Cut-off Date Pool Principal Balance over the cumulative amount of Fraud Losses allocated to the Certificates, (b) on the third and fourth anniversaries of the Cut-off Date, to an amount equal to the excess of [ %] of the Cut-off Date Pool Principal Balance over the cumulative amount of Fraud Losses allocated to the Certificates and (c) on the fifth anniversary of the Cut-off Date, to zero.]

         The Bankruptcy Loss Coverage Amount will be reduced, from time to time, by the amount of Bankruptcy Losses allocated to the Certificates.

         The amount of coverage provided by the Subordinate Certificates for Special Hazard Losses, Bankruptcy Losses and Fraud Losses may be cancelled or reduced from time to time for each of the risks covered, provided that the then current ratings of the Certificates assigned by the Rating Agencies are not adversely affected thereby. In addition, a reserve fund or other form of credit support may be substituted for the protection provided by the Subordinated Certificates for Special Hazard Losses, Bankruptcy Losses and Fraud Losses.

         As used herein, a "Deficient Valuation" is a bankruptcy proceeding whereby the bankruptcy court may establish the value of the Mortgaged Property at an amount less than the then outstanding principal balance of the Mortgage Loan secured by such Mortgaged Property or may reduce the outstanding principal balance of a Mortgage Loan. In the case of a reduction in the value of the related Mortgaged Property, the amount of the secured debt could be reduced to such value, and the holder of such Mortgage Loan thus would become an unsecured creditor to the extent the outstanding principal balance of such Mortgage Loan exceeds the value so assigned to the Mortgaged Property by the bankruptcy court. In addition, certain other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including the reduction (a "Debt Service Reduction") of the amount of the monthly payment on the related Mortgage Loan. Notwithstanding the foregoing, no such occurrence shall be considered a Debt Service Reduction or Deficient Valuation so long as the Master Servicer is pursuing any other remedies that may be available with respect to the related Mortgage Loan and (i) such Mortgage Loan is not in default with respect to payment due thereunder or (ii) scheduled monthly payments of principal and interest are being advanced by the Master Servicer without giving effect to any Debt Service Reduction.

[Describe terms of any Additional Credit Support]


                                USE OF PROCEEDS

         The Sponsor will apply the net proceeds of the sale of the Offered Certificates [(together with the net proceeds of the sale of the Class B-1 and Class B-2 Certificates)] against the purchase price of the Mortgage Loans.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         [An election will be made to treat the Trust Fund as a "real estate mortgage investment conduit" ("REMIC") for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Offered Certificates will be designated as "regular interests" in the REMIC and the Residual Certificate will be designated as the sole class of residual interests in the REMIC. See "Certain Federal Income Tax Consequences--REMIC Certificates" in the Prospectus.

         Offered Certificates. The Offered Certificates generally will be treated as debt instruments issued by the REMIC for federal income tax purposes. Income on the Offered Certificates must be reported under an accrual method of accounting.]

         The Class X Certificates will, and the other Classes of Offered Certificates may, depending on their respective issue prices, be treated for federal income tax purposes as having been issued with an amount of original issue discount equal to the difference between its principal balance and its issue price. See "Certain Federal Income Tax Consequences" in the Prospectus. For purposes of determining the amount and the rate of accrual of original issue discount and market discount, the Sponsor intends to assume that there will be prepayments on the Mortgage Loans at a rate equal to __% PSA.

         [The Offered Certificates will be treated as regular interests in a REMIC under section 860G of the Code. Accordingly, the Offered Certificates will be treated as (i) assets described in section 7701(a)(19)(C) of the Code, and (ii) "real estate assets" within the meaning of section 856(c)(5)(B) of the Code, in each case to the extent described in the Prospectus. Interest on the Offered Certificates will be treated as interest on obligations secured by mortgages on real property within the meaning of section 856(c)(3)(B) of the Code to the same extent that the Offered Certificates are treated as real estate assets. See "Certain Federal Income Tax Consequences" in the Prospectus.]


                              ERISA CONSIDERATIONS

         A fiduciary of any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code, should carefully review with its legal advisors whether the purchase or holding of an Offered Certificate could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code. No Class M-1 Certificate may be transferred unless the transferor delivers to the Trustee (i) a certificate satisfactory to the Trustee to the effect that such transferee neither is nor is acting on behalf of a plan subject to ERISA or (ii) an opinion of counsel satisfactory to the Trustee to the effect that such transfer will not result in the assets of the Trust Fund being "plan assets." See "ERISA Considerations" in the Prospectus.

         [The U.S. Department of Labor has granted to ___________________________, an administrative exemption (Prohibited Transaction Exemption _____; Exemption Application No. ______) (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The Exemption applies to mortgage loans such as the Mortgage Loans in the Trust Fund.

         For a general description of the Exemption and the conditions that must be satisfied for the Exemption to apply, see "ERISA Considerations" in the Prospectus.

         The Underwriter[s] believes that the Exemption will apply to the acquisition and holding of the Class A-1 Certificates and the Class X Certificates by Plans and that all conditions of the Exemption other than those within the control of the investors will be met. In addition, as of the date hereof, there is no single Mortgagor that is the obligor on 5% of the Mortgage Loans included in the Trust Fund by aggregate unamortized principal balance of the assets of the Trust Fund.

         Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of PTCE 83-1 described in the Prospectus and the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Class A-1 Certificates or the Class X Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the Class A-1 Certificates or the Class X Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.


                             METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the Underwriting Agreement between the Sponsor and the Underwriter[s], the Sponsor has agreed to sell to the Underwriter[s], and the Underwriter[s] has agreed to purchase from the Sponsor, the Offered Certificates. Distribution of the Offered Certificates will be made by the Underwriter[s] from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. In connection with the sale of the Offered Certificates, the Underwriter[s] may be deemed to have received compensation from the Sponsor in the form of underwriting discounts.

         The Sponsor has been advised by the Underwriter[s] that it intends to make a market in the Offered Certificates but has no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue.

         The Sponsor has agreed to indemnify the Underwriter[s] against, or make contributions to the Underwriter[s] with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.


                                 LEGAL MATTERS

          The validity of the Certificates, including certain federal income tax consequences with respect thereto, will be passed upon for the Sponsor by
[      ].   [      ] will pass upon certain legal matters on behalf of the
Underwriter[s].


                               CERTIFICATE RATING

         It is a condition to the issuance of the Offered Certificates that the
Senior Certificates and the Class M-1 Certificates be rated by [   ] and [   ]
at least as follows:

Class     . . . . . . . . . . . . . . . . . . . . . . . . . . . .             ___        ___
-----

A-1       . . . . . . . . . . . . . . . . . . . . . . . . . . . .
X         . . . . . . . . . . . . . . . . . . . . . . . . . . . .
M-1       . . . . . . . . . . . . . . . . . . . . . . . . . . . .

         Ratings on mortgage pass-through certificates address the likelihood of receipt by Certificateholders of payments required under the Pooling Agreement.

         [   ]'s and [   ]'s ratings take into consideration the credit quality
of the Mortgage Pool including any credit support providers, structural and legal aspects associated with the Offered Certificates, and the extent to which the payment stream of the Mortgage Pool is adequate to make payments required
under the Offered Certificates.  [   ]'s and [   ]'s ratings on the Offered
Certificates do not, however, constitute a statement regarding frequency of
prepayments on the Mortgage Loans.  In addition, [   ]'s and [   ]'s ratings do
not address the remote possibility that, in the event of the insolvency of the Seller, the sale of the Offered Certificates may be recharacterized as a financing and that, as a result of such recharacterization, the Senior Certificates may be accelerated. As a result, holders of the Offered Certificates might suffer a lower than anticipated yield.

         The Sponsor has not requested a rating of any Class of Offered Certificates by any rating agency other than [ ] and [ ]. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates, or if it does, what rating would be assigned by such other rating agency. The rating assigned by any such other rating agency to a Class of Offered Certificates may be lower than the ratings assigned by [ ] and [ ].

         The rating of the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

                             INDEX TO DEFINED TERMS

                                                                                                                    Page
                                                                                                                    ----
Adjustment Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-9
Advance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-17
ARM Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-25
Assumptions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-26
Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-20
Bankruptcy Loss Coverage Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-30
Bankruptcy Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-22
beneficial owner  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-18
Book-Entry Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-9, S-17
CEDE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-18
Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-19
Certificateholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-18
Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1, S-1, S-17
Class A-1 Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-17
Class A-1 Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-21
Class A-1 Prepayment Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-21, S-22
Class B-1 Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-17
Class B-2 Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-17
Class Certificate Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-23
Class M-1 Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-17
Class X Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-17
Clearing Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-18
Clearing Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-18
Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-6, S-31
Convertible Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-13
Cut-off Date Pool Principal Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-2, S-9
Damaged Area  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-8
Debt Service Reduction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-30
Deficient Valuation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-30
Definitive Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-18
Depository  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-18
Detailed Description  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-9
Distribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-19
Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Due Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-9, S-21
ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-6, S-31
Excess Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-22
Exemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-31
Expense Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-5
Fannie Mae  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-10
Financial Intermediary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-18
Fraud Loss Coverage Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-30
Fraud Losses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-22
Freddie Mac . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-10
Gross Margin  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-9
Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1, S-9
LIBOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1, S-9
Liquidated Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-22
Loan-to-Value Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-10
Master Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1, S-1
Master Servicing Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-16
Maximum Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-10
Minimum Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-10

                                                                                                                    Page
                                                                                                                    ----
Mortgage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-13
Mortgage File . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-13
Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1, S-2
Mortgage Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-13
Net Interest Shortfalls . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-20
Net Prepayment Interest Shortfall . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-20
Offered Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1, S-17
Original Subordinate Principal Balance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-22
Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-3
Pool Principal Balance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-2, S-21
Pooling Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1, S-2, S-17
Prepayment Interest Shortfall . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-20
Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-26
Principal Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-21
principal prepayment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-24
Principal Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-3, S-21
Prospectus  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
PSA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-26
Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-13
Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-22
Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-19
Relief Act Reduction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-20
REMIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3, S-5, S-31
REMIC Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-1
REO Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-17
Residual Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-17
Seller  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1, 3, S-1
Senior Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-17
Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-16
SMMEA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-6
Special Hazard Loss Coverage Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-30
Special Hazard Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-22
Special Hazard Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-22
Sponsor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1, 3, S-1
Subordinate Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-17
Subordinate Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-21
Subordinate Percentage Allocation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-21
Subordinate Prepayment Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-22
Subordinate Prepayment Percentage Allocation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-22
Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1, S-1
Underwriter[s]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Unpaid Interest Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-20
Unpaid Interest Shortfall . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-3

PROSPECTUS

                      NATIONSBANC MONTGOMERY FUNDING CORP.
                                    SPONSOR

            MORTGAGE PASS-THROUGH CERTIFICATES (ISSUABLE IN SERIES)

     THESE CERTIFICATES DO NOT REPRESENT AN OBLIGATION OF OR INTEREST IN NATIONSBANC MONTGOMERY FUNDING CORP. OR ANY OF ITS AFFILIATES, EXCEPT AS SET FORTH BELOW. THESE CERTIFICATES ARE NOT INSURED OR GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

     Each Series of Certificates to be offered from time to time hereby and by Supplements hereto will evidence the entire ownership interest in a trust fund (the "Trust Fund") that consists of a pool of Mortgage Loans and/or Mortgage Certificates (collectively, "Mortgage Assets"), as described below. The Prospectus Supplement relating to a particular Series of Certificates (the "Supplement") will describe any forms of credit support (such as a pool policy, letter of credit, guaranty, surety bond, insurance contract or reserve fund) which may be applicable to a Series of Certificates and/or to the assets included in the related Trust Fund.

     Distributions of principal of and interest on each Series of Certificates will be made (to the extent of available funds) on each Distribution Date and allocated to the classes of such Series at the Certificate Rates, in the amounts and in the order specified in the related Supplement. Each Series will consist of one or more classes of Certificates. Each class of Certificates of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on the Mortgage Assets in the related Trust Fund. A Series of Certificates may include one or more classes that are senior in right of payment to one or more other classes of Certificates of such Series. One or more classes of Certificates of a Series may be entitled to receive distributions of principal, interest or any combination thereof prior to one or more other classes of Certificates of such Series or after the occurrence of specified events, in each case as specified in the related Supplement. Distributions will be made pro rata among the Certificates of each class then entitled to receive such distributions.

     Mortgage Loans may be fixed- or adjustable-rate, first lien mortgage loans secured primarily by one- to four-family residences or shares in cooperative corporations and the related proprietary leases, purchased by the Sponsor from certain seller or sellers specified in the related Supplement (each, a "Seller"). The credit support (if any) for Mortgage Loans will be subject to the terms and conditions (including any limitations on amount) described in the related Supplement. Mortgage Certificates may be (a) GNMA Certificates guaranteed as to full and timely payment of principal and interest by the Government National Mortgage Association ("GNMA"), (b) Freddie Mac Certificates guaranteed as to timely payment of interest and ultimate collection (and, if so specified in the related Supplement, timely payment) of principal by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), (c) Fannie Mae Certificates guaranteed as to timely payment of principal and interest by the Federal National Mortgage Association ("Fannie Mae") or (d) Private Certificates issued and packaged by a mortgage lending or financial institution which may be affiliated with the Sponsor. GNMA Certificates will be backed by the full faith and credit of the United States. Fannie Mae Certificates and Freddie Mac Certificates will not be backed, directly or indirectly, by the full faith and credit of the United States. The credit support (if any) for Private Certificates will be subject to the terms and conditions (including any limitations on amount) described in the related Supplement. The only obligations of the Sponsor and each Seller with respect to a Series of Certificates will be pursuant to their respective representations and warranties in connection with such Series. The principal obligations of the Servicer named in the related Supplement will be limited to its contractual servicing obligations and to obligations pursuant to certain representations and warranties.

     An election may be made to treat a Trust Fund as a real estate mortgage investment conduit (a "REMIC"). See "Certain Federal Income Tax Consequences."

                             ---------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
                             ---------------------

     Offers of the Certificates may be made through one or more different methods, as more fully described under "Plans of Distribution" herein and "Method of Distribution" in the related Supplement.

     This Prospectus may not be used to consummate sales of Certificates unless accompanied by a Supplement.

                                August 26, 1998

                             PROSPECTUS SUPPLEMENT

     The Supplement relating to a Series of Certificates to be offered hereunder and thereunder will, among other things, set forth with respect to such Series:
(i) a description of the class or classes of Certificates to be offered; (ii) the initial aggregate Certificate Balance of each class of Certificates included in such Series and offered by such Supplement; (iii) the Certificate Rate (or the method of determining such Certificate Rate) of each class of such Certificates; (iv) the Last Scheduled Distribution Date of each class of such Certificates, if applicable; (v) the method to be used to calculate the amount to be distributed as principal on each Distribution Date; (vi) the application of distributions of principal and interest to the classes of such Certificates and the allocation of the amounts to be so applied; (vii) whether an election will be made to treat the Trust Fund as a REMIC; (viii) certain information concerning the Mortgage Assets and any other assets included in the Trust Fund for such Series (including, in the case of Mortgage Loans: (a) the number of Mortgage Loans; (b) the geographic distribution of the Mortgage Loans; (c) the aggregate principal balance of the Mortgage Loans; (d) the types of dwelling constituting the Mortgaged Properties; (e) the longest and shortest scheduled terms to maturity of the Mortgage Loans; (f) the maximum principal balance of the Mortgage Loans; (g) the maximum LTV of the Mortgage Loans at origination;
(h) the maximum and minimum Mortgage Rates borne by the Mortgage Loans; and (i) the aggregate principal balance of non-owner-occupied properties); (ix) the extent, nature and terms of any credit support applicable to such Series; (x) the method of distribution of the Certificates; and (xi) other specific terms of the offering.

     Any specific information with respect to the Mortgage Loans included in a Trust Fund (if any) that is not available for inclusion in the related Supplement will be included in a Current Report on Form 8-K which will be filed with the Securities and Exchange Commission (the "Commission") within 15 days of the initial issuance of the related Series of Certificates.

                             ADDITIONAL INFORMATION

     The Sponsor has filed with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Certificates. This Prospectus, which forms a part of the Registration Statement, and the Supplement relating to each Series of Certificates contain information set forth in the Registration Statement pursuant to the Rules and Regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto, which may be inspected and copied at the facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W, Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, 500 West Madison Street, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All documents filed by or on behalf of the Trust Fund referred to in the accompanying Supplement with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or after the date of such Supplement and prior to the termination of any offering of the Certificates issued by such Trust Fund shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for all purposes of this Prospectus to the extent that a statement contained herein (or in the accompanying Supplement) or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as modified or superseded, to constitute a part of this Prospectus.

     The Sponsor on behalf of any Trust Fund will provide without charge to each person to whom this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this Prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Prospectus incorporates). Such requests should be directed to:

                      NationsBanc Montgomery Funding Corp.
                          NationsBank Corporate Center
                        Charlotte, North Carolina 28255

                             ---------------------

     UNTIL 90 DAYS AFTER THE DATE OF EACH SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE REGISTERED SECURITIES COVERED BY SUCH SUPPLEMENT, WHETHER OR NOT PARTICIPATING IN THE DISTRIBUTION THEREOF, MAY BE REQUIRED TO DELIVER SUCH SUPPLEMENT AND THIS PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS OF THE SERIES OF CERTIFICATES COVERED BY SUCH SUPPLEMENT AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND ANY SUPPLEMENT WITH RESPECT HERETO AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON. THIS PROSPECTUS AND ANY SUPPLEMENT WITH RESPECT HERETO DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE CERTIFICATES OFFERED HEREBY AND THEREBY OR AN OFFER OF THE CERTIFICATES TO ANY PERSON IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER WOULD BE UNLAWFUL. THE DELIVERY OF THIS PROSPECTUS AT ANY TIME DOES NOT IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
PROSPECTUS SUPPLEMENT.......................................    2
ADDITIONAL INFORMATION......................................    2
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............    3
SUMMARY OF THE PROSPECTUS...................................    6
THE TRUST FUNDS.............................................   14
  General...................................................   14
  The Mortgage Loans........................................   14
  Mortgage Certificates.....................................   16
  Certificate Account.......................................   20
  Minimum Prepayment Agreement..............................   20
  Minimum Reinvestment Agreement............................   21
DESCRIPTION OF CERTIFICATES.................................   21
  General...................................................   21
  Distributions.............................................   22
  Categories of Classes of Certificates.....................   24
  Residual Certificates.....................................   26
  Advances..................................................   27
  Reports to Certificateholders.............................   27
  Special Distributions.....................................   28
CREDIT SUPPORT..............................................   28
  General...................................................   28
  Subordination.............................................   29
  Surety Bonds..............................................   29
  Mortgage Pool Insurance Policies..........................   29
  Fraud Waiver..............................................   30
  Special Hazard Insurance Policies.........................   31
  Bankruptcy Bonds..........................................   31
  Reserve Fund..............................................   32
  Cross Support.............................................   32
  Other Insurance, Guaranties, Letters of Credit and Similar
     Instruments or Agreements..............................   32
MATURITY, PREPAYMENT CONSIDERATIONS AND WEIGHTED AVERAGE
  LIFE OF CERTIFICATES......................................   33
THE SPONSOR.................................................   33
USE OF PROCEEDS.............................................   34
MORTGAGE PURCHASE PROGRAM...................................   34
THE POOLING AND SERVICING AGREEMENT.........................   34
  Assignment of Mortgage Loans..............................   34
  Representations and Warranties............................   36
  Servicing.................................................   37
  Payments on Mortgage Loans................................   37
  Collection and Other Servicing Procedures.................   38
  Hazard Insurance..........................................   39
  Primary Mortgage Insurance................................   40
  Maintenance of Insurance Policies; Claims Thereunder and
     Other Realization Upon Defaulted Mortgage Loans........   40
  Servicing Compensation and Payment of Expenses............   41
  Evidence as to Compliance.................................   41
  Certain Matters Regarding the Sponsor, the Seller and the
     Servicer...............................................   41
  Events of Default.........................................   42
  Rights Upon Event of Default..............................   42

                                                              PAGE
                                                              ----
  Enforcement...............................................   42
  Amendment.................................................   42
  List of Certificateholders................................   43
  Termination; Repurchase of Mortgage Loans and Mortgage
     Certificates...........................................   43
  The Trustee...............................................   44
CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS.................   44
  Mortgages.................................................   44
  Cooperatives..............................................   44
  Land Sale Contracts.......................................   45
  Foreclosure...............................................   45
  Rights of Redemption......................................   48
  Anti-Deficiency Legislation and Other Limitations on
     Sellers................................................   48
  Due-on-Sale Clauses.......................................   48
  Applicability of Usury Laws...............................   49
  Soldiers' and Sailors' Civil Relief Act...................   49
  Environmental Legislation.................................   49
ERISA CONSIDERATIONS........................................   50
  Plan Assets Regulations...................................   50
  Underwriters' Exemptions..................................   51
  Other Exemptions..........................................   52
  Exempt Plans..............................................   53
  Unrelated Business Taxable Income -- Residual
     Certificates...........................................   53
LEGAL INVESTMENT CONSIDERATIONS.............................   53
LEGAL MATTERS...............................................   55
CERTAIN FEDERAL INCOME TAX CONSEQUENCES.....................   55
  Federal Income Tax Consequences for REMIC Certificates....   55
     General................................................   55
     Status of REMIC Certificates...........................   56
     Qualification as a REMIC...............................   56
     Taxation of Regular Certificates.......................   58
     Taxation of Residual Certificates......................   65
     Taxes that May Be Imposed on the REMIC Pool............   71
     Liquidation of the REMIC Pool..........................   72
     Administrative Matters.................................   72
     Limitations on Deduction of Certain Expenses...........   72
     Taxation of Certain Foreign Investors..................   73
     Backup Withholding.....................................   74
     Reporting Requirements.................................   74
  Federal Income Tax Consequences for Certificates as to
     Which No REMIC Election Is Made........................   75
     General................................................   75
     Tax Status.............................................   75
     Premium and Discount...................................   76
     Recharacterization of Servicing Fees...................   77
     Sale or Exchange of Certificates.......................   77
     Stripped Certificates..................................   78
     Reporting Requirements and Backup Withholding..........   81
     Taxation of Certain Foreign Investors..................   81
STATE TAX CONSIDERATIONS....................................   81
PLANS OF DISTRIBUTION.......................................   81
INDEX TO DEFINED TERMS......................................   83

                           SUMMARY OF THE PROSPECTUS

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to information with respect to each Series of Certificates contained in the Supplement to be prepared and delivered in connection with the offering of the Certificates of such Series. CERTAIN CAPITALIZED TERMS USED IN THIS SUMMARY OF THE PROSPECTUS ARE DEFINED ELSEWHERE IN THE PROSPECTUS. SEE "INDEX TO DEFINED TERMS." THE SUPPLEMENT FOR EACH SERIES WILL SPECIFY THE EXTENT (IF ANY) TO WHICH THE TERMS OF SUCH SERIES OR THE RELATED TRUST FUND VARY FROM THE DESCRIPTION OF CERTIFICATES AND TRUST FUNDS IN GENERAL WHICH IS CONTAINED IN THIS PROSPECTUS.

Title of Security..........  Mortgage Pass-Through Certificates (the
                               "Certificates"), issuable in series (each, a "Series"). Each Series will be issued under a separate pooling agreement (each, a "Pooling Agreement").

Sponsor....................  NationsBanc Montgomery Funding Corp. (the
                               "Sponsor").

Seller.....................  The seller or sellers (each, a "Seller") for a particular Series will be named in the Supplement relating to such Series (the "Supplement"). A Seller may be an affiliate of the Sponsor.

Trustee....................  The trustee (the "Trustee") for a particular Series will be named in the related Supplement.

Servicer...................  The servicer and/or master servicer (the
                               "Servicer") for a particular Series will be named in the related Supplement.

REMIC Servicer.............  The entity (the "REMIC Servicer"), if such duties are not performed by the Servicer or the Trustee, will be specified in the related Supplement if a REMIC election is made with respect to the related Trust Fund, the REMIC Servicer may be the Sponsor, the Servicer, the Trustee or an affiliate thereof.

Closing Date...............  The date (the "Closing Date") of the initial issuance of a Series, as specified in the related Supplement.

Description of
  Certificates.............  Each Certificate will represent an ownership interest in a Trust Fund to be formed by the Sponsor or in certain monthly payments with respect to such Trust Fund. Each Series of Certificates may contain one or more classes of certificates (the "Senior Certificates") which are senior in right of distribution to one or more classes of certificates (the "Subordinate Certificates") and may also contain one or more classes of the types described herein under "Description of Certificates -- Categories of Classes of Certificates" herein.

  A. Interest..............  Each class of Certificates of a Series will accrue interest from the date and at the fixed or adjustable rate set forth (or determined as set forth) in the related Supplement (the "Certificate Rate"), except for certain classes of Certificates that are only entitled to distributions of principal ("PO Certificates").

                             Accrued interest will be distributed (to the extent
                               of funds available therefor), at the times and in the manner specified in such Supplement. Distributions of interest on any class of Accrual Certificates will commence at the time specified in such Supplement; until then, interest on the Accrual Certificates will be added to the Certificate Balance thereof.

  B. Principal.............  Each class of Certificates of a Series will receive distributions of principal in the amounts, at the times and in the manner specified in the related Supplement until its initial aggregate Certificate Balance has been fully amortized, except for certain classes of Certificates that are only entitled to distributions of interest ("IO Certificates"). Allocations of distributions of principal will be made to the Certificates of each class during the periods and in the order specified in the related Supplement. Unless otherwise specified in the related Supplement, distributions will be made pro rata among the Certificates of each class then entitled to receive such distributions.

                             Certificates of a Series with Distribution Dates
                               that are not monthly may receive Special
                               Distributions of principal on any Special
                               Distribution Date specified in the related
                               Supplement. See "Description of
                               Certificates -- Special Distributions" herein.

C. Credit Support..........  The assets in a Trust Fund or the Certificates of one or more classes in the related Series may have the benefit of one or more types of credit support as described in the related Supplement. The protection against losses afforded by any such credit support may be limited. The type of credit support will be determined based on the characteristics of the Mortgage Assets in the related Trust Fund and other factors. See "Credit Support" herein.

     1. Subordination......  A Series of Certificates may consist of one or more classes of Senior Certificates and one or more classes of Subordinate Certificates. If so specified in the related Supplement, certain classes of Subordinate Certificates may be senior to other Classes of Subordinate Certificates and be rated investment grade ("Mezzanine Certificates"). The rights of holders of the Subordinate Certificates of a Series ("Subordinate Certificateholders") to receive distributions with respect to the assets in the related Trust Fund will be subordinated to such rights of holders of the Senior Certificates of the same Series ("Senior Certificateholders") to the extent described in the related Supplement. This subordination is intended to enhance the likelihood of regular receipt by Senior Certificateholders of the full amount of their scheduled monthly payments of principal and interest. The protection afforded to Senior Certificateholders of a Series by means of the subordination feature will be accomplished by (i) the preferential right of such holders to receive, prior to any distribution being made in respect of the related Subordinate Certificates, the amounts of principal and interest due them on each Distribution Date out of the funds available for distribution on such date and, to the extent described in the related Supplement, by the right of such holders to receive future distributions on the assets in the related Trust Fund that would otherwise have been payable to Subordinate Certificateholders; (ii) reducing the ownership interest of the related Subordinate Certificates;
                               (iii) a combination of clauses (i) and (ii) above; or (iv) as otherwise described in the related Supplement. If so specified in the related Supplement, subordination may apply only in the event of certain types of losses not covered by other forms of credit support, such as hazard losses not covered by standard hazard insurance policies or losses due to the bankruptcy or fraud of the mortgagor. The related Supplement will set forth information concerning, among other things, the amount of subordination of a class or classes of Subordinate Certificates in a Series, the circumstances in which such subordination will be applicable and the man-ner, if any, in which the amount of subordination will decrease over time.

     2. Reserve Fund.......  One or more reserve funds (the "Reserve Fund") may be established and maintained for each Series.

                             The related Supplement will specify whether or not
                               any such Reserve Fund will be included in the corpus of the Trust Fund for such Series and will also specify the manner of funding the related Reserve Fund and the conditions under which the amounts in any such Reserve Fund will be used to make distributions to holders of Certificates of a particular class or released from the related Trust Fund.

     3. Surety Bond........  A surety bond or bonds may be obtained and maintained for a Series or certain classes thereof, which will, subject to certain conditions and limitations, guaranty payments of all or limited amounts of principal and interest due on the classes of such Series or certain classes thereof.

     4. Mortgage Pool
         Insurance
         Policy............  A mortgage pool insurance policy or policies (the
                               "Mortgage Pool Insurance Policy"), may be obtained and maintained for a Series, which shall be limited in scope, covering defaults on the related Mortgage Loans in an initial amount equal to a specified percentage of the aggregate principal balance of all Mortgage Loans included in the Trust Fund as of the first day of the month of issuance of the related Series or such other date as is specified in the related Supplement (the "Cut-off Date").

     5. Fraud Waiver.......  If so specified in the related Supplement, a letter may be obtained from the issuer of a Mortgage Pool Insurance Policy (the "Waiver Letter") waiving its right to deny a claim or rescind coverage under the related Mortgage Pool Insurance Policy by reason of fraud, dishonesty or misrepresentation in connection with the origination of, or application for insurance for, the related Mortgage Loan or the denial or adjustment of coverage under any related Primary Mortgage Insurance Policy because of such fraud, dishonesty or misrepresentation. In such circumstances, the issuer of the Mortgage Pool Insurance Policy will be indemnified by the Seller for the amount of any loss paid by the issuer of the Mortgage Pool Insurance Policy (each such amount, a "Fraud Loss") under the terms of the Waiver Letter. The maximum aggregate amount of Fraud Losses covered under the Waiver Letter and the period of time during which such coverage will be provided will be specified in the related Supplement.

     6. Special Hazard
         Insurance
         Policy............  A special hazard insurance policy or policies (the
                               "Special Hazard Insurance Policy") may be obtained and maintained for a Series, covering certain physical risks that are not otherwise insured against by standard hazard insurance policies. Each Special Hazard Insurance Policy will be limited in scope and will cover losses pursuant to the provisions of each such Special Hazard Insurance Policy as described in the related Supplement.

     7. Bankruptcy Bond....  A bankruptcy bond or bonds (each, a "Bankruptcy
                               Bond") may be obtained to cover certain losses resulting from action that may be taken by a bankruptcy court in connection with a Mortgage Loan. The level of coverage and the limitations in scope of each Bankruptcy Bond will be specified in the related Supplement.

     8. Cross Support......  If specified in the related Supplement, the beneficial ownership of separate groups of assets included in a Trust Fund may be evidenced by separate classes of the related Series of Certificates. In such case, credit support may be provided by a cross-support feature which requires that distributions be made with respect to Certificates evidencing beneficial ownership of one or more asset groups prior to distributions to Subordinate Certificates evidencing a beneficial ownership interest in other asset groups within the same Trust Fund.

     9. Other Forms of
         Credit Support....  Other forms of credit support to provide coverage for certain risks of default or various types of losses (such as a letter of credit, limited guaranty or insurance contract) may be applicable to a Series of Certificates, to the Mortgage Assets included in the related Trust Fund and/or to the mortgage loans underlying the Mortgage Certificates, as described in the related Supplement.

  D. Advances..............  If so specified in the related Supplement, the
                               Servicer, directly or through subservicers, will be obligated or have the right at its option to make certain advances (each, an "Advance") with respect to delinquent payments on the Mortgage Loans. Any such Advances will be reimbursable to the extent described herein and in the related Supplement.

The Trust Funds............  Each Trust Fund will consist of Mortgage Loans and/or Mortgage Certificates (collectively, the "Mortgage Assets"), any real estate acquired through foreclosure or similar proceeding, any applicable credit support, the assets in the Certificate Account, any minimum prepayment, reinvestment or similar agreement and any other assets described in the related Supplement, all as described herein and therein.

  A. Mortgage Loans........  The mortgage loans included in a Trust Fund (the
                               "Mortgage Loans") will be secured primarily by liens on one- to four-family residential properties or shares in cooperative corporations and the related proprietary leases. If so specified in the related Supplement, the Mortgage Loans may include Land Sale Contracts. If so specified in the related Supplement, the Mortgage Assets of the related Trust Fund may include mortgage participation certificates or other beneficial interests evidencing interests in mortgage loans. Such mortgage loans may be conventional loans (i.e., loans that are not insured by any governmental agency) or may be insured or guaranteed by the Federal Housing Authority ("FHA"), or the Veterans Administration ("VA"), as specified in the related Supplement. All Mortgage Loans will have been purchased by the Sponsor, either directly or through an affiliate, from one or more Sellers.

                             The payment terms of the Mortgage Loans to be
                               included in a Trust Fund will be described in the related Supplement and may include any of the following features or combinations thereof or other features described in the related
                               Supplement:

                               (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (which will be specified in the related Supplement), a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a loan for such periods and under such circumstances as may be specified in the related Supplement. The loan agreement, promissory note or other evidence of indebtedness (the "Mortgage Note") in respect of a Mortgage Loan may provide for the payment of interest at a rate lower than the interest rate (the "Mortgage Rate") specified in such Mortgage Note for a period of time or for the life of the loan, and the amount of any difference may be contributed from funds supplied by a third party.

                               (b) Principal may be payable on a level debt service basis to fully amortize the loan over its term, may be calculated on the basis of an assumed amortization schedule that is longer than the original term to maturity or on an interest rate that is different from the interest rate on the Mortgage Loan or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity ("Balloon Payments"). Principal may include interest that has been deferred and added to the principal balance of the Mortgage Loan.

                               (c) Monthly payments of principal and interest may be fixed for the life of the Mortgage Loan, may increase over a specified period of time or may change from period to period. Mortgage Loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

                               (d) The Mortgage Loans generally may be prepaid at any time without payment of any prepayment fee. If so specified in the related Supplement, prepayments of principal may be prohibited for the life of any such Mortgage Loan or for certain periods ("Lockout Periods"), or may be subject to a prepayment fee, which may be fixed for the life of any such Mortgage Loan or may decline over time. Certain Mortgage Loans may permit prepayments after expiration of the applicable Lockout Period and may require the payment of a prepayment fee in connection with any such subsequent prepayment. The Mortgage Loans may include "due-on-sale" clauses which permit the mortgagee to demand payment of the entire Mortgage Loan in connection with the sale or certain transfers of the related Mortgaged Property. Other Mortgage Loans may be assumable by persons meeting the then applicable underwriting standards of the Seller.

                               (e) The real property constituting security for repayment of a Mortgage Loan may be located in any one of the fifty states, the District of Columbia, Guam, Puerto Rico or any other territory of the United States. The Mortgage Loans may be covered by standard hazard insurance policies insuring against losses due to fire and various other causes. The Mortgage Loans may be covered by Primary Mortgage Insurance Policies to the extent provided in the related Supplement.

  B. Mortgage
       Certificates........  The Trust Fund may include certain assets (the
                               "Mortgage Certificates") which may consist of GNMA Certificates, Fannie Mae Certificates, Freddie Mac Certificates, Private Certificates or a combination thereof. Any GNMA Certificates included in a Trust Fund will be guaranteed as to full and timely payment of principal and interest by GNMA, which guaranty is backed by the full faith and credit of the United States. Any Freddie Mac Certificates included in the Trust Fund will be guaranteed as to the timely payment of interest and ultimate collection (and, if so specified in the related Supplement, timely payment) of principal by Freddie Mac. Any Fannie Mae Certificates included in a Trust Fund will be guaranteed as to timely payment of scheduled payments of principal and interest by Fannie Mae. No Fannie Mae or Freddie Mac Certificates will be backed, directly or indirectly, by the full faith and credit of the United States. No Private Certificates will be backed, directly or indirectly, by any agency or instrumentality of the United States but may have other forms of credit support, as described in the related Supplement.

                             Each Mortgage Certificate will evidence an interest
                               in a pool of mortgage loans and/or cooperative loans, and/or in principal distributions and interest distributions thereon. The Supplement for each Series will specify the aggregate approximate principal balance of GNMA, Fannie Mae and Freddie Mac Certificates and of Private Certificates included in a Trust Fund and will describe the principal characteristics of the underlying mortgage loans or cooperative loans and any insurance, guaranty or other credit support applicable to such underlying loans, the Mortgage Certificates or both. In addition, the related Supplement will describe the terms upon which distributions will be made to the Trustee as the holder of the Mortgage Certificates. The Mortgage Certificates included in any Trust Fund will be registered in the name of the Trustee or its nominee or in the case of book-entry Mortgage Certificates in the name of a financial intermediary with a Federal Reserve Bank or a clearing corporation and will be held by the Trustee only for the benefit of holders of the related Series of Certificates.

                             The GNMA, Fannie Mae and Freddie Mac Certificates
                               are collectively referred to herein as the "Agency Certificates."

  C. Certificate Account...  All distributions on any Mortgage Certificates and all payments (including prepayments, liquidation proceeds and insurance proceeds) received from the Servicer on any Mortgage Loans included in the Trust Fund for a Series will be remitted to an account (the "Certificate Account"), and, together with any amounts available pursuant to the terms of any applicable credit support and any other amounts described in the related Supplement, will be available for distribution on the Certificates of such Series as described in the related Supplement. Such Certificate Account shall be an Eligible Account or Accounts established and maintained by the Servicer for the benefit of holders of a Series of Certificates.

Optional Termination.......  The Servicer, such other entity specified in the related Supplement, or, if specified in the related Supplement for a Series of REMIC Certificates, holders of the Residual Certificates of such Series or the REMIC may have the option to repurchase the Mortgage Assets included in the related Trust Fund and thereby terminate the related Pooling Agreement. Any such option will be exercisable at the times and upon satisfaction of the conditions specified in the related Supplement.

Tax Status of REMIC
  Certificates.............  Regular Certificates of a particular Series will be treated as "regular interests" in the REMIC and will be treated as debt instruments for federal income tax purposes, and the Residual Certificates of such Series will be treated as "residual interests" in the REMIC. Holders of Residual Certificates generally will include their pro rata shares of the net income or loss of the REMIC in determining their federal taxable income.

                             Holders of Accrual Certificates and any other
                               classes of Regular Certificates issued with original issue discount generally will be required to include the original issue discount (which for federal income tax purposes includes interest accrued on Accrual Certificates as well as current interest paid thereon) in gross income over the life of the Regular Certificates.

                             Distributions on Regular Certificates to foreign
                               investors generally will not be subject to U.S. withholding tax, provided applicable certification procedures are complied with.

                             Subject to certain limitations that may be
                               applicable to Buydown Loans, REMIC Certificates will be treated as "qualifying real property loans" for mutual savings banks and domestic building and loan associations, "regular or residual interests in a REMIC" for domestic building and loan associations and "real estate assets" for real estate investment trusts. See "Certain Federal Income Tax
                               Consequences -- Federal Income Tax Consequences for REMIC Certificates" herein.

Tax Status of Non-REMIC
  Certificates.............  For federal income tax purposes, the trust created to hold the Mortgage Assets for each Series of Non-REMIC Certificates will be classified as a grantor trust and not as an association taxable as a corporation. Holders of Non-REMIC Certificates of such Series which are not IO Certificates will be treated as owners of undivided interests in the trust and as equitable owners of undivided interests in each of the Mortgage Assets held by the trust, and such holders will be taxed on their pro rata shares of the income from the related Mortgage Assets and may be allowed to deduct their pro rata shares of reasonable servicing fees, consistent with their methods of accounting, subject to limitation in the case of Non-REMIC Certificates held by individuals, estates, or trusts (either directly or indirectly through certain pass-through entities). If a Series of Non-REMIC Certificates includes IO Certificates, holders of the Certificates of such Series will be subject to the "Stripped Bond Rules" of Section 1286 of the Code.

                             Subject to certain limitations that may be
                               applicable to Buydown Loans, to the extent the Mortgage Assets and the related interests qualify for such treatment, interests in the Mortgage Assets held by holders of applicable Non-REMIC Certificates which are not IO Certificates will be considered to represent "loans . . . secured by an interest in real property" for domestic building and loan associations and "real estate assets" for real estate investment trusts.

                             It is not clear whether IO Certificates will be
                               treated as representing an ownership interest in qualifying assets and income under Sections 7701(a)(19)(C)(v), 856(c)(5)(A) and 856(c)(3)(B)
                               of the Code, although the policy considerations underlying those Sections suggest that such treatment should be available. It is also not clear whether a reasonable prepayment assumption should be applied in accruing original issue discount on the IO Certificates.

                             See "Certain Federal Income Tax
                               Consequences -- Federal Income Tax Consequences for Certificates as to Which No REMIC Election is Made" herein.

Legal Investment...........  The Supplement for each Series of Certificates will specify which, if any, of the classes of Certificates offered thereby will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Classes of Certificates that qualify as "mortgage related securities" will be legal investments for certain types of institutional investors to the extent provided in SMMEA. However, institutions whose investment activities are subject to other legal investment laws and regulations or review by certain regulatory authorities may be subject to restrictions on investment in certain classes of Certificates. See "Legal Investment Considerations" herein.

ERISA Considerations.......  A fiduciary of any employee benefit plan or other retirement plan or arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Code should carefully review with its legal advisors whether the purchase or holding of Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code. See "ERISA Considerations" herein. Certain classes of Certificates may not be transferred unless the Trustee and the Sponsor are furnished with a letter of representation or an opinion of counsel to the effect that such transfer will not result in violation of the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Sponsor or the Servicer to additional obligations. Additionally, unless otherwise specified in the related Supplement, Certificates representing an interest in a Trust Fund consisting of Private Certificates may not be transferred to an employee benefit plan or other retirement plan or arrangement subject to ERISA. See "ERISA Considerations" herein.

Rating.....................  The Certificates of each class offered hereby and by a Supplement will be rated in one of the four highest rating categories by one or more nationally recognized statistical rating organizations, as specified in such Supplement (with respect to each Series of Certificates, the "Rating Agency").

                                THE TRUST FUNDS*

GENERAL

     Each Trust Fund will consist of Mortgage Assets, any real estate acquired through foreclosure or similar proceeding, any applicable credit support, the assets in the Certificate Account, any minimum prepayment, reinvestment or similar agreement and any other assets described in the related Supplement, all as described herein and therein.

THE MORTGAGE LOANS

     The Mortgage Loans may be fixed- or adjustable-rate mortgage loans, or participations or other beneficial interests in such mortgage loans, evidenced by loan agreements, promissory notes or other evidence of indebtedness (each, a "Mortgage Note") secured primarily by first liens on one- to four-family residential properties in any one of the fifty states, the District of Columbia, Guam, Puerto Rico or any other territory of the United States. If so specified in the related Supplement, the Mortgage Loans may include cooperative apartment loans ("Cooperative Loans") secured by security interests in shares issued by private, non-profit cooperative housing corporations and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in such buildings. A "Mortgage" is a mortgage, deed of trust or similar instrument with respect to a Mortgaged Property. The "Mortgaged Properties" securing the Mortgage Notes will be comprised of one- to four-family dwelling units that are either detached or semi-detached townhouses, rowhouses, individual condominium units, individual units in planned unit developments and certain other dwelling units. The Mortgaged Properties may include leasehold interests in residential properties, the title to which is held by third party lessors. The Mortgaged Properties may include vacation and second homes and investment properties. Each Mortgage Loan will be selected by the Sponsor for inclusion in a Trust Fund from among those purchased by the Sponsor, either directly or through affiliates. Originators, servicers or sellers may be affiliated with the Sponsor. All transactions involving affiliates will be conducted in a commercially reasonable manner at arm's length.

     A Trust Fund may include one or more of the following types of Mortgage
Loans:

          (1) Fixed-rate, conventional Mortgage Loans providing for full amortization of principal in level monthly payments;

          (2) Conventional adjustable-rate mortgage loans ("ARMs"), as described under "-- ARMs" herein;

          (3) Fully amortizing graduated-payment Mortgage Loans ("GPMs"), which provide for lower periodic payments, or for payments of interest only, during the early years of the term, followed by periodic payments of principal and interest that increase periodically at a predetermined rate until the Mortgage Loan is repaid or for a specified number of years, after which level periodic payments begin; and

          (4) Any other type of Mortgage Loan, as described in the related Supplement.

     A Trust Fund may contain certain Mortgage Loans ("Buydown Loans"), which include provisions whereby the Seller or a third party partially subsidizes the monthly payments of the Mortgagor during the early years of the Mortgage Loan, the difference to be made up from a fund (a "Buydown Fund") contributed by the Seller or third party at the time of origination of the Mortgage Loan. A Buydown Fund will be in an amount equal either to the discounted value or full aggregate amount of future payment subsidies. The underlying assumption of buydown plans is that the income of the Mortgagor will increase during the buydown period as a result of normal increases in compensation and of inflation, so that the Mortgagor will be able to meet the full mortgage payments at the end of the buydown period. To the extent that this assumption as to

---------------

* Whenever in this Prospectus the terms "Pool", "Certificates", "REMIC Certificates" and "Non-REMIC Certificates" are used, those terms apply, unless the context indicates otherwise, to one specific Pool, and the Certificates representing undivided interests therein. Similarly, the term "Certificate Rate" will refer to the Certificate Rate borne by a particular class of Certificates of a Series.

increased income is not fulfilled, the possibility of defaults on Buydown Loans is increased. The related Supplement will contain information with respect to any Buydown Loan concerning limitations on the interest rate paid by the Mortgagor initially, on annual increases in the interest rate and on the length of the buydown period.

     A Trust Fund may contain certain Mortgage Loans evidenced by installment sale contract ("Land Sale Contracts") for the sale of Mortgaged Properties pursuant to which the Borrower promises to pay the amount due thereon to the Lender thereof with fee title to the related Mortgaged Property held by the Lender until the Borrower has made all of the payments required pursuant to such Land Sale Contract, at which time fee title is conveyed to the Borrower.

     Mortgage Loans with certain LTVs and/or certain principal balances may be covered wholly or partially by Primary Mortgage Insurance Policies. The existence, extent and duration of any such coverage will be described in the related Supplement. The loan-to-value ratio ("LTV") of a Mortgage Loan at any given time is the ratio, expressed as a percentage, of the then-outstanding principal balance of the Mortgage Loan to the Appraised Value of the related Mortgaged Property. Unless otherwise specified in the related Supplement, the "Appraised Value" is either (x) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing or (y) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

     Each Supplement for a Series representing interests in a Trust Fund that consists of Mortgage Loans will contain information, as of the Cut-off Date and to the extent known to the Sponsor, with respect to the Mortgage Loans contained in such Trust Fund, including: (i) the number of Mortgage Loans; (ii) the geographic distribution of the Mortgage Loans; (iii) the aggregate principal balance of the Mortgage Loans; (iv) the types of dwelling constituting the Mortgaged Properties; (v) the longest and shortest scheduled term to maturity;
(vi) the maximum principal balance of the Mortgage Loans; (vii) the maximum LTV of the Mortgage Loans at origination or such other date specified in the related Supplement; (viii) the maximum and minimum Mortgage Rates; and (ix) the aggregate principal balance of nonowner-occupied Mortgaged Properties.

     No assurance can be given that values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans, and any secondary financing on the Mortgaged Properties, in a particular Trust Fund become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by Mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any Trust Fund. If losses on defaulted Mortgage Loans exceed the coverage of any Primary Mortgage Insurance Policy or the amount of any credit support arrangement described in the related Supplement, such losses will be borne by holders of Certificates ("Certificateholders").

     ARMs. Each ARM included in a Trust Fund will be a conventional Mortgage Loan which will bear interest at a Mortgage Rate that is adjusted periodically to be equal (subject to rounding) to the index (the "Index") plus the specified percentage (the "Mortgage Margin") added to the applicable Index in order to compute the Mortgage Rate for such ARM, subject to certain limitations on the amount of any single increase or decrease in the Mortgage Rate or on the maximum Mortgage Rate for such ARM. If specified in the related Supplement, ARMs included in a Trust Fund may permit the Mortgagor to convert the Mortgage Rate to a fixed rate, in the manner set forth in the related Supplement. Certain ARMs may provide for periodic adjustments of scheduled payments in order to fully amortize the Mortgage Loan by its stated maturity, while other ARMs may permit the maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest in accordance with the periodic interest rate adjustments.

     If an ARM provides for limitations on the amount by which monthly payments may be increased or changes to the Mortgage Rate of the ARM are made more frequently than payment changes, it is possible that an increase in the rate of interest would not be covered by the amount of the scheduled payment. In that case, the amount of the difference between the scheduled monthly payment and the monthly interest accrued at the Mortgage Rate is added to the unpaid principal balance of the Mortgage Loan and interest accrues on such added principal at the then-applicable Mortgage Rate from the date of such addition. Such an adjustment is referred to as "negative amortization." Negative amortization tends to lengthen the weighted average life of the Mortgage Loans and may cause payments near the maturity of the Mortgage Loan to be larger than the previously scheduled monthly payments unless the terms of the Mortgage Loan permit its maturity to be extended. If a Trust Fund includes Mortgage Loans that provide for negative amortization, the related Supplement will describe certain of the effects on Certificateholders.

     At the Cut-off Date for a Trust Fund that includes ARMs, the Trust Fund may contain ARMs which are newly originated and ARMs as to which one or more adjustments have occurred. ARMs that have not had their first rate adjustment will generally bear interest at rates that are lower than the rate that would otherwise be produced by the sum of the applicable Index and the Mortgage Margin.

MORTGAGE CERTIFICATES

     All of the Mortgage Certificates will be registered in the name of the Trustee or its nominee or, in the case of Mortgage Certificates issued only in book-entry form, a financial intermediary (which may be the Trustee) that is a member of the Federal Reserve System or of a clearing corporation on the books of which the security is held. Each Mortgage Certificate will evidence an interest in a pool of mortgage loans and/or cooperative loans and/or in principal distributions and interest distributions thereon.

     The descriptions of GNMA, Freddie Mac and Fannie Mae Certificates and of Private Certificates that are set forth below are descriptions of certificates representing proportionate interests in a pool of mortgage loans and in the payments of principal and interest thereon. GNMA, Freddie Mac, Fannie Mae or the issuer of a particular series of Private Certificates may also issue mortgage-backed securities representing a right to receive distributions of interest only or principal only or disproportionate distributions of principal or interest or to receive distributions of principal and/or interest prior or subsequent to distributions on other certificates representing interests in the same pool of mortgage loans. In addition, any of such issuers may issue certificates representing interests in mortgage loans having characteristics that are different from the types of mortgage loans described below. The terms of any such certificates to be included in a Trust Fund (and of the underlying mortgage loans) will be described in the related Supplement, and the descriptions that follow are subject to modification as appropriate to reflect the terms of any such certificates that are actually included in a Trust Fund.

     GNMA. GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development ("HUD"). Section 306(g) of Title III of the National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of loans (" FHA Loans") insured or guaranteed by the United States Federal Housing Administration (the "FHA") under the Housing Act or Title V of the Housing Act of 1949, or by the United States Department of Veteran Affairs (the "VA") under the Servicemen's Readjustment Act of 1944, as amended, or Chapter 37 of Title 38, United States Code or by pools of other eligible mortgage loans.

     Section 306(g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under this subsection." To meet its obligations under its guaranties, GNMA is authorized, under Section 306(d) of the Housing Act, to borrow from the United States Treasury with no limitations as to amount.

     GNMA Certificates. All of the GNMA Certificates (the "GNMA Certificates") will be mortgage-backed certificates issued and serviced by GNMA- or Fannie Mae-approved mortgage servicers. The mortgage loans underlying GNMA Certificates may consist of FHA Loans secured by mortgages on one- to four-family residential properties or multifamily residential properties, loans secured by mortgages on one- to four-family residential properties or multifamily residential properties, mortgage loans which are partially guaranteed by the VA and other mortgage loans eligible for inclusion in mortgage pools underlying GNMA Certificates. Unless otherwise specified in the related Supplement, at least 90 percent by original principal amount of the mortgage loans underlying a GNMA Certificate will be mortgage loans having maturities of 20 years or more.

     Each GNMA Certificate provides for the payment by or on behalf of the issuer of the GNMA Certificate to the registered holder of such GNMA Certificate of monthly payments of principal and interest equal to the registered holder's proportionate interest in the aggregate amount of the monthly scheduled principal and interest payments on each underlying eligible mortgage loan, less servicing and guaranty fees aggregating the excess of the interest on each such mortgage loan over the GNMA Certificate pass-through rate. In addition, each payment to a GNMA Certificateholder will include proportionate pass-through payments to such holder of any prepayments of principal of the mortgage loan underlying the GNMA Certificate, and the holder's proportionate interest in the remaining principal balance in the event of a foreclosure or other disposition of any such mortgage loan.

     The GNMA Certificates included in a Trust Fund may be issued under either or both of the GNMA I program ("GNMA I Certificates") and the GNMA II program ("GNMA II Certificates"). All mortgages underlying a particular GNMA I Certificate must have the same annual interest rate (except for pools of mortgages secured by mobile homes). The annual interest rate on each GNMA I Certificate is one-half percentage point less than the annual interest rate on the mortgage loans included in the pool of mortgages backing such GNMA I Certificate. Mortgages underlying a particular GNMA II Certificate may have annual interest rates that vary from each other by up to one percentage point. The annual interest rate on each GNMA II Certificate will be between one-half percentage point and one and one-half percentage points less than the highest annual interest rate on the mortgage loans included in the pool of mortgages backing such GNMA II Certificate.

     GNMA will have approved the issuance of each of the GNMA Certificates in accordance with a guaranty agreement between GNMA and the servicer of the mortgage loans underlying such GNMA Certificate. Pursuant to such agreement, the servicer is required to advance its own funds in order to make timely payments of all amounts due on the GNMA Certificate, even if the payments received by such servicer on the mortgage loans backing the GNMA Certificate are less than the amounts due on such GNMA Certificate. If a servicer is unable to make payments on a GNMA Certificate as it becomes due, it must promptly notify GNMA and request GNMA to make such payment. Upon such notification and request, GNMA will make such payments directly to the registered holder of the GNMA Certificate. In the event no payment is made by such servicer and such servicer fails to notify and request GNMA to make such payment, the registered holder of the GNMA Certificate has recourse only against GNMA to obtain such payment. The registered holder of the GNMA Certificates included in a Trust Fund is entitled to proceed directly against GNMA under the terms of each GNMA Certificate or the guaranty agreement or contract relating to such GNMA Certificate for any amounts that are not paid when due under each GNMA Certificate.

     As described above, the GNMA Certificates included in a Trust Fund, and the related underlying mortgage loans, may have characteristics and terms different from those described above. Any such different characteristics and terms will be described in the related Supplement.

     Freddie Mac. Freddie Mac is a federally-chartered and stockholder-owned corporation created pursuant to Title III of the Emergency Home Finance Act of 1970, as amended (the "Freddie Mac Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of Freddie Mac currently consists of the purchase of first lien conventional residential mortgage loans or participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities. Freddie Mac is confined to purchasing, so far as practicable, conventional mortgage loans and participation interests therein which it deems to be of such quality, type and class as to meet generally the purchase standards imposed by private institutional mortgage investors.

     Freddie Mac Certificates. Freddie Mac Certificates ("Freddie Mac Certificates") represent an undivided interest in a group of mortgage loans purchased by Freddie Mac. Mortgage loans underlying the Freddie Mac Certificates included in a Trust Fund will consist of fixed- or adjustable-rate mortgage loans with original terms to maturity of from 10 to 30 years, all of which are secured by first liens on one- to four-family residential properties or properties containing five or more units and designed primarily for residential use.

     Freddie Mac Certificates are issued and maintained and may be transferred only on the book-entry system of a Federal Reserve Bank and may only be held of record by entities eligible to maintain book-entry accounts at a Federal Reserve Bank. Beneficial owners will hold Freddie Mac Certificates ordinarily through one or more financial intermediaries. The rights of a beneficial owner of a Freddie Mac Certificate against Freddie Mac or a Federal Reserve Bank may be exercised only through the Federal Reserve Bank on whose book-entry system such Certificate is held.

     Under its Cash and Guarantor programs, Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate on the registered holder's pro rata share of the unpaid principal balance outstanding of the related mortgage loans, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, to the extent of such holder's pro rata share thereof, but does not, except if and to the extent specified in the related Supplement for a Series of Certificates, guarantee the timely payment of scheduled principal. Pursuant to its guarantees, Freddie Mac indemnifies holders of Freddie Mac Certificates against any diminution in principal by reason of charges for property repairs, maintenance and foreclosure. Freddie Mac may remit the amount due on account of its guarantee of ultimate collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of the claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. In taking actions regarding the collection of principal after default on the mortgage loans underlying Freddie Mac Certificates, including the timing of demand for acceleration, Freddie Mac reserves the right to exercise its servicing judgment with respect to the mortgages in the same manner as for mortgages that it has purchased but not sold.

     Under Freddie Mac's Cash Program, there is no limitation on the amount by which interest rates on the mortgage loans underlying a Freddie Mac Certificate may exceed the interest rate on the Freddie Mac Certificate. For Freddie Mac Pools formed under Freddie Mac's Guarantor Program having pool numbers beginning with 18-012, the range between the lowest and highest annual interest rates on the mortgage loans does not exceed two percentage points.

     Under its Gold PC Program, Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest calculated in the same manner as described above, as well as timely installments of scheduled principal based on the difference between the pool factor published in the month preceding the month of distribution and the pool factor published in such month of distribution for the related Freddie Mac Certificate.

     Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by, nor entitled to, the full faith and credit of the United States.

     As described above, the Freddie Mac Certificates included in a Trust Fund, and the related underlying mortgage loans, may have characteristics and terms different from those described above. Any such different characteristics and terms will be described in the related Supplement.

     Fannie Mae. Fannie Mae is a federally-chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, as amended. Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968.

     Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgages, thereby expanding the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas. In addition, Fannie Mae issues mortgage-backed securities primarily in exchange for pools of mortgage loans from lenders.

     Fannie Mae Certificates. Fannie Mae Certificates ("Fannie Mae Certificates") represent fractional interests in a pool of mortgage loans formed by Fannie Mae.

     Fannie Mae guarantees to each registered holder of a Fannie Mae Certificate that it will distribute amounts representing scheduled principal and interest at the applicable pass-through rate on the underlying mortgage loans, whether or not received, and such holder's proportionate share of the full principal amount of any foreclosed or other finally liquidated mortgage loan, whether or not such principal amount is actually recovered. If Fannie Mae were unable to perform such obligations, distributions on Fannie Mae Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, delinquencies and defaults would affect monthly distributions to holders of Fannie Mae Certificates. The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by, nor entitled to, the full faith and credit of the United States.

     As described above, the Fannie Mae Certificates included in a Trust Fund, and the related underlying mortgage loans, may have characteristics and terms different from those described above. Any such different characteristics and terms will be described in the related Supplement.

     Private Certificates. Private Certificates ("Private Certificates") may consist of (a) mortgage pass-through certificates or participation certificates representing beneficial interests in loans of the type that would otherwise be eligible to be Mortgage Loans (the "Underlying Loans") or (b) collateralized mortgage obligations secured by Underlying Loans. Private Certificates may include stripped mortgage-backed securities representing an undivided interest in all or a part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions) or in some portion of the principal and interest distributions (but not all such distributions) or certain mortgage loans. The Private Certificates will have previously been (1) offered and distributed to the public pursuant to an effective registration statement or (2) purchased in a transaction not involving any public offering from a person who is not an affiliate of the issuer of such securities at the time of sale (nor an affiliate thereof at any time during the three preceding months); provided that a period of two years has elapsed since the later of the date the securities were acquired from the issuer or an affiliate thereof. Although individual Underlying Loans may be insured or guaranteed by the United States or an agency or instrumentality thereof, they need not be, and the Private Certificates themselves will not be so insured or guaranteed. Unless otherwise specified in the related Supplement, the seller/servicer of the underlying mortgage loans will have entered into a pooling and servicing agreement, an indenture or similar agreement (a "PC Agreement") with the trustee under such PC Agreement (the "PC Trustee"). The PC Trustee or its agent, or a custodian, will possess the mortgage loans underlying such Private Certificates. The mortgage loans underlying the Private Certificates may be subserviced by one or more loan servicing institutions under the supervision of a master servicer (the "PC Servicer").

     The sponsor of the Private Certificates (the "PC Sponsor") will be a financial institution or other entity which is or has affiliates which are engaged generally in the business of mortgage lending, a public agency or instrumentality of a state, local or federal government, or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling mortgage loans to such trusts and selling beneficial interests in such trusts. The PC Sponsor may be an affiliate of the Sponsor. The obligations of the PC Sponsor will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust. Unless otherwise specified in the related Supplement, the PC Sponsor will not have guaranteed any of the assets conveyed to the related trust or any of the Private Certificates issued under the PC Agreement. Additionally, although the mortgage loans underlying the Private Certificates may be guaranteed by an agency or instrumentality of the United States, the Private Certificates themselves will not be so guaranteed.

     The Sponsor will acquire Private Certificates in open market transactions or in privately negotiated transactions which may be through affiliates.

     The Supplement for a Series for which the Trust Fund includes Private Certificates will specify (such disclosure may be on an approximate basis and will be as of the date specified in the related Supplement) to the extent relevant and to the extent such information is reasonably available to the Sponsor and the Sponsor reasonably believes such information to be reliable (i) the aggregate approximate principal amount and type of the Private Certificates to be included in the Trust Fund; (ii) certain characteristics of the mortgage loans that comprise the underlying assets for the Private Certificates including
(A) the payment features of such underlying mortgage loans, (B) the approximate aggregate principal balance, if known, of underlying mortgage loans insured or guaranteed by a governmental entity, (C) the servicing fee or range of servicing fees with respect to the underlying mortgage loans and (D) the minimum and maximum stated maturities of the underlying mortgage loans at origination; (iii) the maximum original term-to-stated maturity of the Private Certificates; (iv) the weighted average term-to-stated maturity of the Private Certificates; (v) the pass-through or certificate rate of the Private Certificates; (vi) the weighted average pass-through or certificate rate of the Private Certificates;
(vii) the PC Sponsor, the PC Trustee and the PC Servicer; (viii) certain characteristics of credit support, if any, such as reserve funds, insurance policies, surety bonds, letters of credit or guaranties relating to the mortgage loans underlying the Private Certificates or to such Private Certificates themselves; (ix) the terms on which the underlying mortgage loans for such Private Certificates may, or are required to, be purchased prior to their stated maturity or the stated maturity of the Private Certificates; and (x) the terms on which mortgage loans may be substituted for those originally underlying the Private Certificates.

CERTIFICATE ACCOUNT

     The Servicer or other entity identified in the related Supplement will, as to each Series of Certificates, establish and maintain a Certificate Account for the benefit of the Trustee and holders of the Certificates of such Series for receipt of (i) each distribution or monthly payment, as the case may be, made to the Trustee with respect to the Mortgage Assets, (ii) the amount of cash, if any, specified in the related Pooling Agreement to be initially deposited therein, (iii) the amount of cash, if any, withdrawn from any related Reserve Fund or other fund, and (iv) the reinvestment income thereon, if any. The Pooling Agreement for a Series may authorize the Trustee to invest the funds in the Certificate Account in certain investments ("Eligible Investments") that will qualify as "permitted investments" under Section 860G(a)(5) of the Code in the case of REMIC Certificates. The Eligible Investments will generally mature not later than the business day immediately preceding the next Distribution Date for such Series (or, in certain cases, on such Distribution Date). Eligible Investments include, among other investments, obligations of the United States and certain agencies thereof, federal funds, certificates of deposit, commercial paper carrying the ratings specified in the related Pooling Agreement of each Rating Agency rating the Certificates of such Series that has rated such commercial paper, demand and time deposits and banker's acceptances sold by eligible commercial banks, certain repurchase agreements of United States government securities and certain Minimum Reinvestment Agreements. Reinvestment earnings, if any, on funds in the Certificate Account generally will belong to the Servicer.

MINIMUM PREPAYMENT AGREEMENT

     The Sponsor may enter into an agreement (a "Minimum Prepayment Agreement") with an institution meeting the criteria of the Rating Agency rating the related Series to enable the Trustee to make distributions of principal on the Certificates of such Series in accordance with a schedule set forth in the related Supplement. Funds will be provided under the Minimum Prepayment Agreement in the event that aggregate scheduled principal payments and prepayments on the Mortgage Assets included in the related Trust Fund were not sufficient to make distributions in reduction of the Certificate Balance of such Certificates in accordance with such Minimum Prepayment Schedule. Such Minimum Prepayment Agreement may obligate the institution to purchase, from time to time, Mortgage Assets included in the Trust Fund pursuant to a selection process set forth in such agreement for an amount specified in the related Supplement.

     The related Supplement will describe the terms and conditions of any Minimum Prepayment Agreement if a Minimum Prepayment Agreement is to be a part of the Trust Fund.

MINIMUM REINVESTMENT AGREEMENT

     The Sponsor may enter into an agreement (a "Minimum Reinvestment Agreement") with an institution meeting the criteria of the Rating Agency rating the related Series. Amounts required to be deposited in any account or fund for a related Series will be invested pursuant to such agreement. If a Minimum Reinvestment Agreement is entered into with respect to a Series of Certificates, reinvestment earnings on funds in the Certificate Account will not belong to the Servicer as additional servicing compensation but will be available to make distributions on the Certificates in accordance with their terms. The applicable interest rates for funds invested under such agreement will be described in the related Supplement if a Minimum Reinvestment Agreement is to be a part of the Trust Fund.

                          DESCRIPTION OF CERTIFICATES

GENERAL

     Each Series of Certificates will be issued pursuant to a separate Pooling Agreement among the Sponsor, the Seller (if so provided in the related Supplement), the Trustee and the Servicer, if such Series relates to Mortgage Loans. A form of Pooling Agreement is filed as an exhibit to the Registration Statement of which this Prospectus is a part. The following summaries describe certain provisions that may appear in each Pooling Agreement. The Supplement for a Series of Certificates will describe any provision of the Agreement relating to such Series that materially differs from the description thereof contained in this Prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling Agreement and the Supplement related to a particular Series of Certificates. References herein to a Trustee or the Servicer include, unless otherwise specified, any agents acting on behalf of such Trustee or any subcontractor of the Servicer, any of which agents or subcontractors may be one of their affiliates.

     The Certificates are issuable in Series, each evidencing the entire ownership interest in a Trust Fund of assets consisting primarily of Mortgage Assets. The Certificates of each Series will be issued in fully registered form or book-entry form and will be issued in the authorized denominations for each class specified in the related Supplement, will evidence specified beneficial ownership interests in the related Trust Fund created pursuant to the related Pooling Agreement and will not be entitled to payments in respect of the assets included in any other Trust Fund established by the Sponsor. The transfer of the Certificates may be registered, and the Certificates may be exchanged, at the office or agency of the Trustee specified in the related Supplement without the payment of any service charge other than any tax or governmental charge payable in connection with such registration of transfer or exchange. The transfer of any class of a Series of Certificates may be subject to the satisfaction of certain conditions set forth in the related Supplement. The Certificates will not represent obligations of the Sponsor or any affiliate of the Sponsor. The Mortgage Assets will not be insured or guaranteed by any governmental entity or other person, unless otherwise specified in the related Supplement. Any qualifications on direct or indirect ownership of Residual Certificates, as well as restrictions on the transfer of such Residual Certificates, will be set forth in the related Supplement.

     Each Series of Certificates will be issued in one or more classes. Each class of Certificates of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on the Mortgage Assets in the related Trust Fund. A Series of Certificates may include one or more classes that are senior in right to payment to one or more other classes of Certificates of such Series. Certain Series or classes of Certificates may be covered by insurance policies, surety bonds or other forms of credit support, in each case as described herein and in the related Supplement. One or more classes of Certificates of a Series may be entitled to receive distributions of principal, interest or any combination thereof. Distributions on one or more classes of a Series of Certificates may be made prior to one or more other classes, after the occurrence of specified events, in accordance with a schedule or formula, on the basis of collections from designated portions of the Mortgage Assets in the related Trust Fund, or on a different basis, in each case as specified in the related Supplement. The timing and amounts of such distributions may vary among classes or over time as specified in the related Supplement.

DISTRIBUTIONS

     Distributions of principal of and interest on the Certificates of a Series will be made (to the extent of funds available therefor) on the dates specified therefor in the related Supplement (each, a "Distribution Date"), and allocated to the classes of such Series at the Certificate Rates, in the amounts and in the order specified in the related Supplement. Distributions will be made by wire transfer (in the case of Certificates which are of a certain minimum denomination, as specified in the related Supplement) or by check mailed to record holders of such Certificates as of the related Record Date (as specified in the related Supplement) at their addresses appearing on the Certificate Register, except that the final distribution of principal will be made only upon presentation and surrender of such Certificate at the office or agency of the Paying Agent for such Certificate specified in the related Supplement. With respect to any Distribution Date, the "Record Date" will be the close of business on (i) the last business day of the preceding month, (ii) with respect to the first Distribution Date for a Series, if the Closing Date of the Series occurs in the month following the Cut-off Date, such Closing Date or (iii) such other date as is specified in the related Supplement. Notice will be mailed before the Distribution Date on which the final distribution is expected to be made to the holder of such Certificate. In the event the Certificates of a Series are issued in book-entry form, distributions on such Certificates, including the final distribution in retirement of such Certificates, will be made through the facilities of a depository in accordance with its usual procedures in the manner described in the related Supplement.

     Distributions of principal of and interest on the Certificates will be made by the Trustee out of the Certificate Account established under the Pooling Agreement. All distributions on the Mortgage Certificates, if any, included in the Trust Fund for a Series, remittances on the Mortgage Loans by the Servicer pursuant to the Pooling Agreement, together with any reinvestment income (if so specified in the related Supplement) thereon and amounts withdrawn from any Reserve Fund or other fund or payments in respect of other credit support and required to be so deposited, will be deposited directly into the Certificate Account and thereafter will be available (except for funds held for future distribution and for funds payable to the Servicer) to make distributions on Certificates of such Series on the next succeeding Distribution Date. See "The Trust Funds -- Certificate Account" and "The Pooling and Servicing
Agreement -- Payments on Mortgage Loans" herein.

     Interest. Interest will accrue on the aggregate Certificate Balance (or, in the case of IO Certificates, the aggregate notional amount) of each class of Certificates (the "Class Certificate Balance") entitled to interest at the Certificate Rate (which may be a fixed rate or a rate adjustable as specified in such Supplement) during each Interest Accrual Period specified in such Supplement. The "Interest Accrual Period" with respect to any Distribution Date shall be the period from (and including) the first day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) through the last day of such preceding month, or such other period as may be specified in the related Supplement. To the extent funds are available therefor, interest accrued during each such Interest Accrual Period on each class of

Certificates entitled to interest (other than a class of Certificates that provides for interest that accrues, but is not currently payable, referred to hereafter as "Accrual Certificates") will be distributable on the Distribution Dates specified in the related Supplement until the Class Certificate Balance of such class is reduced to zero or, in the case of Certificates entitled only to distributions allocable to interest, until the aggregate notional amount of such Certificates is reduced to zero or for the period of time designated in the related Supplement. Unless otherwise specified in the related Supplement, distributions allocable to interest on each Notional Amount Certificate that is not entitled to distributions allocable to principal will be calculated based on the notional amount of such Notional Amount Certificate. The notional amount of a Notional Amount Certificate will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for certain other purposes. Unless otherwise specified in the related Supplement, interest on the Certificates of each class will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Distributions of interest on each class of Accrual Certificates will commence only after the occurrence of the events specified in the related Supplement and, prior to such time, such interest will be added to the Class Certificate Balance of such class of Accrual Certificates. Any such class of Accrual Certificates will thereafter accrue interest on its outstanding Class Certificate Balance as so adjusted.

     Principal. Unless otherwise specified in the related Supplement, the Class Certificate Balance of any class of Certificates entitled to distributions of principal will be the original Class Certificate Balance of such class of Certificates specified in such Supplement, reduced by all distributions reported to holders of such Certificates as allocable to principal and adjustments, if any, in respect of losses and (i) in the case of Accrual Certificates, increased by all interest accrued but not then distributable on such Accrual Certificates and (ii) in the case of adjustable rate Certificates, subject to the effect of negative amortization. The related Supplement will specify the method by which the amount of principal to be distributed on the Certificates on each Distribution Date will be calculated and the manner in which such amount will be allocated among the classes of Certificates entitled to distributions of principal.

     Each class of Certificates of a Series (except for IO Certificates) will (to the extent of funds available therefor) receive distributions of principal in the amounts, at the times and in the manner specified in the related Supplement until its initial aggregate Certificate Balance has been fully amortized. Allocations of distributions of principal will be made to the Certificates of each class, during the periods and in the order specified in the related Supplement. Unless otherwise specified in the related Supplement, distributions will be made pro rata among the Certificates of each class then entitled to receive such distributions.

     The "Last Scheduled Distribution Date" for a class of Certificates is the latest date as of which the Class Certificate Balance of the Certificates of such class is expected to be fully amortized, either based on the assumptions that all scheduled payments (with no prepayments) on the Mortgage Assets in the related Trust Fund are timely received and, if applicable, that all such scheduled payments are reinvested on receipt at the rate or rates specified in the related Supplement at which amounts in the Certificate Account are assumed to earn interest (the "Assumed Reinvestment Rate") or, if a Minimum Prepayment Agreement is entered into with respect to such Series that payments on the related Mortgage Assets are received, in accordance with a minimum prepayment rate or schedule as set forth in the related Supplement. (If an Assumed Reinvestment Rate is specified for a Series of Certificates, reinvestment earnings on funds in the Certificate Account will not belong to the Servicer as additional servicing compensation. Such amounts will be part of the Trust Fund and will be available to make distributions on the related Certificates.)

CATEGORIES OF CLASSES OF CERTIFICATES

     In general, the classes of certificates of each Series fall into different categories. The following chart identifies and generally defines certain of the more typical categories. The Supplement for a Series of Certificates may identify the classes which comprise such Series by reference to the following categories.

                                PRINCIPAL TYPES

CATEGORIES OF CLASSES                                           DEFINITION
---------------------                                           ----------
Accretion Directed Class.............  A class that receives principal payments from amounts that would otherwise be distributed as interest on specified
                                       Accrual Classes. Such principal payments may be in lieu of or in addition to principal payments from principal receipts on the Mortgage Assets or other assets of the Trust Fund for the related Series.
Component Certificates...............  A class consisting of two or more specified components
                                       (each, a "Component"), as described in the applicable
                                       Supplement. The Components of a class of Component
                                       Certificates may have different principal and/or interest
                                       payment characteristics but together constitute a single
                                       class and do not represent several interests. Each Component of a class of Component Certificates may be identified as
                                       falling into one or more of the categories in this chart.
Lockout Class........................  A senior class that is designed not to participate in (i.e., is to be "locked out" of), for a specified period, the
                                       receipt of (1) principal prepayments on the Mortgage Loans that are allocated disproportionately to the senior classes of such Series as a group pursuant to a "shifting interest"
                                       structure and/or (2) scheduled principal payments on the
                                       Mortgage Loans that are allocated to the senior classes of such Series as a group. A Lockout Class typically will not be entitled to receive distributions of principal
                                       prepayments and/or scheduled principal payments, as
                                       applicable, for a period of several years, during which time all or a portion of such principal payments that it would
                                       otherwise be entitled to receive in the absence of a
                                       "lockout" structure will be distributed in reduction of the
                                       Class Certificate Balances of other senior classes. Lockout
                                       Classes are designed to minimize their weighted average life volatility during the lockout period.
Notional Amount Certificates.........  A class having no principal balance and bearing interest on the related notional amount. The notional amount is used for purposes of the determination of interest distributions.
Planned Amortization Class (also
  sometimes referred to as a
  "PAC").............................  A class that is designed to receive principal payments using a predetermined principal balance schedule derived by
                                       assuming two constant prepayment rates for the underlying
                                       Mortgage Assets. These two rates are the endpoints for the
                                       "structuring range" for the Planned Amortization Class. The
                                       Planned Amortization Classes in any Series of Certificates
                                       may be subdivided into different categories (e.g., Planned
                                       Amortization Class I ("PAC I"), Planned Amortization Class
                                       II ("PAC II") and so forth) derived using different
                                       structuring ranges. A PAC is designed to provide protection against prepayments occurring at a constant rate within the structuring range.

CATEGORIES OF CLASSES                                           DEFINITION
---------------------                                           ----------
Scheduled Amortization Class.........  A class that is designed to receive principal payments using a predetermined principal balance schedule but is not
                                       designated as a Planned Amortization Class or Targeted
                                       Amortization Class. The schedule is derived by assuming
                                       either two constant prepayment rates or a single constant
                                       prepayment rate for the Mortgage Assets. In the former case, these two rates are the endpoints for the "structuring
                                       range" for the Scheduled Amortization Class and such range is generally narrower than that for a Planned Amortization
                                       Class. Typically, the Support Class for the applicable
                                       Series of Certificates generally will represent a smaller
                                       percentage of the Scheduled Amortization Class than a
                                       Support Class generally would represent in relation to a
                                       Planned Amortization Class or a Targeted Amortization Class.
                                       A Scheduled Amortization Class is generally less sensitive to prepayments than a Support Class, but more sensitive than a Planned Amortization Class or a Targeted Amortization
                                       Class.
Senior Certificates ("SEN")..........  Classes that are entitled to receive payments of principal and interest on each Distribution Date prior to the Classes of Subordinate Certificates.
Sequential Pay Class.................  Classes that receive principal payments in a prescribed sequence, that do not have predetermined principal balance schedules and that, in most cases, are entitled to receive payments of principal continuously from the first
                                       Distribution Date on which they receive principal until they are retired. Sequential Pay Classes may receive payments of principal concurrently with one or more other sequential Pay
                                       Classes. A single class that is entitled to receive
                                       principal payments before or after all other classes in the same Series of Certificates may be identified as a
                                       Sequential Pay Class.
Ratio Strip Class....................  A class that receives a constant proportion, or "ratio strip," of the principal payments on the Mortgage Assets.
Subordinate Certificates ("SUB").....  Classes that are entitled to receive payments of principal and interest on each Distribution Date only after the Senior
                                       Certificates and certain Classes of Subordinate Certificates with higher priority of distributions have received their
                                       full principal and interest entitlements.
Support Class (also sometimes
  referred to as a "Companion
  Class")............................  A class that is entitled to receive principal payments on any Distribution Date only if scheduled payments have been made on specified Planned Amortization Classes, Targeted
                                       Amortization Classes and/or Scheduled Amortization Classes.
Targeted Amortization Class (also
  sometimes referred to as a
  "TAC").............................  A class that is designed to receive principal payments using a predetermined principal balance schedule derived by
                                       assuming a single constant prepayment rate for the Mortgage
                                       Assets. A TAC is designed to provide some protection against prepayments at a rate exceeding the assumed constant
                                       prepayment used to derive the principal balance schedule for such Class.

CATEGORIES OF CLASSES                                           DEFINITION
---------------------                                           ----------
                                          INTEREST TYPES
Accrual Class........................  A class that accretes the amount of accrued interest otherwise distributable on such class, which amount will be added as principal to the principal balance of such class on each applicable Distribution Date. Such accretion may
                                       continue until some specified event has occurred or until
                                       such class of Accrual Certificates is retired.
Fixed Rate Class.....................  A class with a Certificate Rate that is fixed throughout the life of the class.
Floating Rate Class..................  A class with a Certificate Rate that resets periodically based upon a designated Index and that varies directly with changes in such Index.
Inverse Floating Rate Class..........  A class with a Certificate Rate that resets periodically based upon a designated Index and that varies inversely with changes in such Index. The Certificate Rate for an Inverse
                                       Floating Rate Class typically will vary inversely with
                                       changes in the Certificate Rate on a Floating Rate Class in the same Series.
IO or Interest-Only Class............  Certificates that receive some or all of the interest payments made on the Mortgage Assets and little or no
                                       principal. Interest-Only Classes have either a nominal
                                       principal balance or a notional amount. A nominal principal balance represents actual principal that will be paid on
                                       such Certificates. It is referred to as nominal since it is extremely small compared to other classes. A notional amount is the amount used as a reference to calculate the amount of interest due on an Interest-Only Class that is not entitled to any distributions in respect of principal.
PO or Principal-Only Class...........  A class that does not bear interest and is entitled to receive only distributions in respect of principal.
Variable Rate Class..................  A class with a Certificate Rate that resets periodically and is calculated by reference to the rate or rates of interest applicable to specified assets or instruments (e.g., the
                                       Mortgage Rates borne by the Mortgage Loans in the related
                                       Trust Fund).

RESIDUAL CERTIFICATES

     A Series of REMIC Certificates will include a class of Residual Certificates representing the right to receive on each Distribution Date, in addition to any other distributions to which they are entitled in accordance with their terms and as described in the related Supplement, the excess of the sum of distributions, payments and other amounts received over the sum of (i) the amount required to be distributed to Certificateholders on such Distribution Date and (ii) certain expenses, all as more specifically described in the related Supplement. In addition, after the aggregate Class Certificate Balances of all classes of Regular Certificates has been fully amortized, holders of the Residual Certificates will be the sole owners of the related Trust Fund and will have sole rights with respect to the Mortgage Assets and other assets remaining in such Trust Fund. Some or all of the Residual Certificates of a Series may be offered by this Prospectus and the related Supplement; if so, the terms of such Residual Certificates will be described in such Supplement. Any qualifications on direct or indirect ownership of Residual Certificates offered hereby and by the related Supplement, as well as restrictions on the transfer of such Residual Certificates, will be set forth in the related Supplement. If such Residual Certificates are not so offered, the Sponsor may (but need not) sell some or all of such Residual Certificates on or after the date of original issuance of such Series in transactions exempt from registration under the Securities Act and otherwise under circumstances that will not adversely affect the REMIC status of the Trust Fund.

ADVANCES

     The Servicer may be obligated or have the right at its option under the Pooling Agreement for a Series of Certificates backed in whole or in part by Mortgage Loans to advance, on or prior to any Distribution Date, its own funds and/or funds being held in the Certificate Account for future distribution to Certificateholders in an amount up to the aggregate of interest and principal installments on the Mortgage Loans becoming due and payable on the Due Date in any month and delinquent on the close of business on the following Determination Date. The Servicer may be obligated to make such Advances only to the extent any such Advance, in the judgment of the Servicer made on the Determination Date, will be reimbursable from late payments made by Mortgagors, payments under any Primary Mortgage Insurance Policy or other form of credit support or proceeds of liquidation. Any Servicer funds thus advanced are reimbursable to the Servicer from cash in the Certificate Account to the extent that the Servicer shall determine that any such Advances previously made are not ultimately recoverable from the sources described above.

     In making Advances, the Servicer will endeavor to maintain a regular flow of scheduled interest and principal payments to holders of the related classes of Certificates, rather than to guarantee or insure against losses. If Advances are made by the Servicer from funds being held for future distribution to Certificateholders, the Servicer will replace such funds on or before any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date would be less than the amount required to be available for distributions to Certificateholders on such date.

     The Servicer may also be obligated to make Advances, to the extent recoverable out of insurance proceeds, liquidation proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by Mortgagors on a timely basis. Funds so advanced are reimbursable to the Servicer to the extent permitted by the Pooling Agreement. If specified in the related Supplement, the obligations of the Servicer to make Advances may be supported by a cash advance reserve fund, a surety bond or other arrangement, in each case as described in such Supplement.

REPORTS TO CERTIFICATEHOLDERS

     Prior to or concurrently with each distribution on a Distribution Date and except as otherwise set forth in the related Supplement, the Servicer or the Trustee will furnish to each Certificateholder of record of the related Series a statement setting forth, to the extent applicable to such Series of Certificates, among other things:

          (i) the amount of such distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and, if so specified in the related Supplement, prepayment penalties included therein;

         (ii)  the amount of such distribution allocable to interest;

        (iii)  the amount of any Advance;

         (iv) the aggregate amount withdrawn from the Reserve Fund, if any, that is included in the amounts distributed to Certificateholders;

          (v) the Class Certificate Balance or notional amount of each class of the related Series after giving effect to the distribution of principal on such Distribution Date;

         (vi) the percentage of principal payments on the Mortgage Assets (excluding prepayments), if any, which each such class will be entitled to receive on the following Distribution Date;

        (vii) the percentage of Principal Prepayments with respect to the Mortgage Assets, if any, which each such class will be entitled to receive on the following Distribution Date;

       (viii) the related amount of the servicing compensation retained or withdrawn from the Certificate Account by the Servicer, and the amount of additional servicing compensation received by the Servicer attributable to penalties, fees, excess Liquidation Proceeds and other similar charges and items;

         (ix) the number and aggregate principal balances of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days, (2) 31 to 60 days, (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure and delinquent, as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (x) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure ("REO Property");

         (xi) the Certificate Rate, if adjusted from the date of the last statement, of any such class expected to be applicable to the next distribution to such class;

        (xii) if applicable, the amount remaining in the Reserve Fund at the close of business on the Distribution Date;

       (xiii) the Certificate Rate as of the day prior to the immediately preceding Distribution Date; and

        (xiv) any amounts remaining under letters of credit, pool policies or other forms of credit support.

     Where applicable, any amount set forth above may be expressed as a dollar amount per single Certificate of the relevant class specified in the related Supplement. The report to Certificateholders for any Series of Certificates may include additional or other information of a similar nature to that specified above.

     In addition, within a reasonable period of time after the end of each calendar year, the Servicer or the Trustee will mail to each Certificateholder of record at any time during such calendar year a report (a) as to the aggregate of amounts reported pursuant to (i) and (ii) for such calendar year or, in the event such person was a Certificateholder of record during a portion of such calendar year, for the applicable portion of such year and (b) such other customary information as may be deemed necessary or desirable for Certificateholders to prepare their tax returns.

SPECIAL DISTRIBUTIONS

     REMIC Certificates of a Series with Distribution Dates that are not monthly may receive distributions ("Special Distributions") of principal on any date (a "Special Distribution Date") specified in the related Supplement in any month in which a Distribution Date does not occur if it is determined, based on assumptions specified in the related Pooling Agreement, that the amount of cash estimated to be on deposit in the Certificate Account on the date specified in such Supplement, together with any funds available for withdrawal from any related fund, is not sufficient to make the distributions of interest and principal scheduled to be made on such date. Special Distributions will be made in the same priority and manner as distributions are to be made on the next Distribution Date.

                                 CREDIT SUPPORT

GENERAL

     Credit support may be provided with respect to one or more classes of a Series of Certificates or with respect to the Mortgage Assets in the related Trust Fund. Credit support may be in the form of a limited financial guaranty policy issued by an entity named in the related Supplement, the subordination of one or more classes of the Certificates of such Series, the establishment of one or more reserve funds, the use of a cross-support feature, the use of a mortgage pool insurance policy, bankruptcy bond, special hazard insurance policy, surety bond, letter of credit, guaranteed investment contract or other method of credit support described in the related Supplement, or any combination of the foregoing. Unless otherwise specified in the related Supplement, no credit support will provide protection against all risks of loss or guarantee repayment of the entire principal balance of the Certificates and interest thereon. If losses occur which exceed the amount covered by credit support or which are not covered by the credit support, Certificateholders will bear their allocable share of any deficiencies.

     If specified in the related Supplement, the coverage provided by one or more forms of credit support may apply concurrently to two or more related Trust Funds. If applicable, the related Supplement will identify the Trust Funds to which such credit support relates and the manner of determining the amount of the coverage provided thereby and of the application of such coverage to the identified Trust Funds.

SUBORDINATION

     If so specified in the related Supplement, the rights of holders of one or more classes of Subordinate Certificates will be subordinate to the rights of holders of one or more classes of Senior Certificates of such Series to distributions in respect of scheduled principal, Principal Prepayments, interest or any combination thereof that otherwise would have been payable to holders of Subordinate Certificates under the circumstances and to the extent specified in the related Supplement. If so specified in the related Supplement, certain classes of Subordinate Certificates may be senior to other classes of Subordinate Certificates and be rated investment grade ("Mezzanine Certificates"). If specified in the related Supplement, delays in receipt of scheduled payments on the Mortgage Assets and certain losses with respect to the Mortgage Assets will be borne first by the various classes of Subordinate Certificates and thereafter by the various classes of Senior Certificates, in each case under the circumstances and subject to the limitations specified in such related Supplement. The aggregate distributions in respect of delinquent payments on the Mortgage Assets over the lives of the Certificates or at any time, the aggregate losses in respect of Mortgage Assets which must be borne by the Subordinate Certificates by virtue of subordination and the amount of distributions otherwise distributable to Subordinate Certificateholders that will be distributable to Senior Certificateholders on any Distribution Date may be limited as specified in the related Supplement. If aggregate distributions in respect of delinquent payments on the Mortgage Assets or aggregate losses in respect of such Mortgage Assets were to exceed the amount specified in the related Supplement, Senior Certificateholders would experience losses on their Certificates.

     If specified in the related Supplement, various classes of Senior Certificates and Subordinate Certificates may themselves be subordinate in their right to receive certain distributions to other classes of Senior Certificates and Subordinate Certificates, respectively, through a cross support mechanism or otherwise.

     As between classes of Senior Certificates and as between classes of Subordinate Certificates, distributions may be allocated among such classes (i) in the order of their scheduled final distribution dates, (ii) in accordance with a schedule or formula, (iii) in relation to the occurrence of events or
(iv) otherwise, in each case as specified in the related Supplement.

SURETY BONDS

     A surety bond or bonds may be obtained and maintained for a Series or certain classes thereof which will, subject to certain conditions and limitations, guaranty payments of all or limited amounts of principal and interest due on all or certain of the classes of such Series.

MORTGAGE POOL INSURANCE POLICIES

     If specified in the related Supplement, a separate mortgage pool insurance policy ("Mortgage Pool Insurance Policy") will be obtained for the Trust Fund and issued by the insurer (the "Pool Insurer") named in such Supplement. Each Mortgage Pool Insurance Policy will, subject to the limitations described below, cover loss by reason of default in payment on Mortgage Loans in the Trust Fund in an amount equal to a percentage specified in such Supplement of the aggregate principal balance of such Mortgage Loans on the Cut-off Date. As more fully described below, the Servicer will present claims thereunder to the Pool Insurer on behalf of itself, the Trustee and Certificateholders. The Mortgage Pool Insurance Policies, however, are not blanket policies against loss, since claims thereunder may be made only respecting particular defaulted Mortgage Loans and only upon satisfaction of certain conditions precedent described below. Unless otherwise specified in the related Supplement, the Mortgage Pool Insurance Policies will not cover losses due to a failure to pay or denial of a claim under a Primary Mortgage Insurance Policy.

     Unless otherwise specified in the related Supplement, each Mortgage Pool Insurance Policy will provide that no claims may be validly presented unless (i) any required Primary Mortgage Insurance Policy is in effect for the defaulted Mortgage Loan and a claim thereunder has been submitted and settled; (ii) hazard insurance on the related Mortgaged Property has been kept in force and real estate taxes and other protection and preservation expenses have been paid;
(iii) if there has been physical loss or damage to the Mortgaged Property, it has been restored to its physical condition (reasonable wear and tear excepted) at the time of issuance of the policy; and (iv) the insured has acquired good and merchantable title to the Mortgaged Property free and clear of liens except certain permitted encumbrances. Upon satisfaction of these conditions, the Pool Insurer will have the option either (a) to purchase the Mortgaged Property at a price equal to the principal balance of the related Mortgage Loan plus accrued and unpaid interest at the Mortgage Rate to the date of such purchase and certain expenses incurred by the Servicer on behalf of the Trustee and Certificateholders or (b) to pay the amount by which the sum of the principal balance of the defaulted Mortgage Loan plus accrued and unpaid interest at the Mortgage Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Mortgaged Property, in either case net of certain amounts paid or assumed to have been paid under the related Primary Mortgage Insurance Policy. If any Mortgaged Property is damaged, and proceeds, if any, from the related hazard insurance policy or the applicable Special Hazard Insurance Policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the Mortgage Pool Insurance Policy, the Servicer will not be required to expend its own funds to restore the damaged property unless it determines that (i) such restoration will increase the proceeds to Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Servicer for its expenses and (ii) such expenses will be recoverable by it through proceeds of the sale of the Mortgaged Property or proceeds of the related Mortgage Pool Insurance Policy or any related Primary Mortgage Insurance Policy.

     No Mortgage Pool Insurance Policy will insure (and many Primary Mortgage Insurance Policies do not insure) against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Mortgage Loan, including misrepresentation by the Mortgagor, the originator or persons involved in the origination thereof, or (ii) failure to construct a Mortgaged Property in accordance with plans and specifications. A failure of coverage attributable to one of the foregoing events might result in a breach of the related Seller's representations described herein and, in such event, might give rise to an obligation on the part of such Seller to repurchase the defaulted Mortgage Loan if the breach cannot be cured by such Seller. No Mortgage Pool Insurance Policy will cover (and many Primary Mortgage Insurance Policies do not cover) a claim in respect of a defaulted Mortgage Loan occurring when the Servicer of such Mortgage Loan, at the time of default or thereafter, was not approved by the applicable insurer.

     The original amount of coverage under each Mortgage Pool Insurance Policy will be reduced over the life of the related Certificates by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid will include certain expenses incurred by the Servicer as well as accrued interest on delinquent Mortgage Loans to the date of payment of the claim, unless otherwise specified in the related Supplement. Accordingly, if aggregate net claims paid under any Mortgage Pool Insurance Policy reach the original policy limit, coverage under that Mortgage Pool Insurance Policy will be exhausted and any further losses will be borne by Certificateholders.

FRAUD WAIVER

     If so specified in the related Supplement, a letter may be obtained from the issuer of a Mortgage Pool Insurance Policy (the "Waiver Letter") waiving its right to deny a claim or rescind coverage under the related Mortgage Pool Insurance Policy by reason of fraud, dishonesty or misrepresentation in connection with the origination of, or application for insurance for, the related Mortgage Loan or the denial or adjustment of coverage under any related Primary Mortgage Insurance Policy because of such fraud, dishonesty or misrepresentation. In such circumstances, the issuer of the Mortgage Pool Insurance Policy will be indemnified by the Seller for the amount of any loss paid by the issuer of the Mortgage Pool Insurance Policy (each such amount, a "Fraud Loss") under the terms of the Waiver Letter. The maximum aggregate amount of Fraud Losses covered under the Waiver Letter and the period of time during which such coverage will be provided will be specified in the related Supplement.

SPECIAL HAZARD INSURANCE POLICIES

     If specified in the related Supplement, a separate Special Hazard Insurance Policy will be obtained for the Mortgage Pool and will be issued by the insurer (the "Special Hazard Insurer") named in such Supplement. Each Special Hazard Insurance Policy will, subject to limitations described below, protect holders of the related Certificates from (i) loss by reason of damage to Mortgaged Properties caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage and such other hazards as are specified in the related Supplement) not insured against under the standard form of hazard insurance policy for the respective states in which the Mortgaged Properties are located or under a flood insurance policy if the Mortgaged Property is located in a federally designated flood area and (ii) loss caused by reason of the application of the coinsurance clause contained in hazard insurance policies. See "Servicing of Mortgage Loans--Hazard Insurance" herein. No Special Hazard Insurance Policy will cover losses occasioned by fraud or conversion by the Trustee or Servicer, war, insurrection, civil war, certain governmental action, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear or chemical reaction, flood (if the Mortgaged Property is located in a federally designated flood area), nuclear or chemical contamination and certain other risks. The amount of coverage under any Special Hazard Insurance Policy will be specified in the related Supplement. Each Special Hazard Insurance Policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the property securing the Mortgage Loan have been kept in force and other protection and preservation expenses have been paid.

     Subject to the foregoing limitations and unless otherwise specified in the related Supplement, each Special Hazard Insurance Policy will provide that where there has been damage to property securing a foreclosed Mortgage Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the Mortgagor or the Servicer, the Special Hazard Insurer will pay the lesser of (i) the cost of repair or replacement of such property or (ii) upon transfer of the property to the Special Hazard Insurer, the unpaid principal balance of such Mortgage Loan at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the Servicer with respect to such property. If the unpaid principal balance of a Mortgage Loan plus accrued interest and certain expenses is paid by the Special Hazard Insurer, the amount of further coverage under the related Special Hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of such property will also reduce coverage by such amount. So long as a Mortgage Pool Insurance Policy remains in effect, the payment by the Special Hazard Insurer of the cost of repair or of the unpaid principal balance of the related Mortgage Loan plus accrued interest and certain expenses will not affect the total insurance proceeds paid to Certificateholders, but will affect the relative amounts of coverage remaining under the related Special Hazard Insurance Policy and Mortgage Pool Insurance Policy.

     To the extent specified in the Supplement, the Servicer may deposit cash, an irrevocable letter of credit or any other instrument acceptable to each nationally recognized rating agency rating the Certificates of the related Series in a special trust account to provide protection in lieu of or in addition to that provided by a Special Hazard Insurance Policy. The amount of any Special Hazard Insurance Policy or of the deposit to the special trust account in lieu thereof relating to such Certificates may be reduced so long as any such reduction will not result in a downgrading of the rating of such Certificates by any such rating agency.

BANKRUPTCY BONDS

     If specified in the related Supplement, a bankruptcy bond (the "Bankruptcy Bond") to cover losses resulting from proceedings under the Bankruptcy Code with respect to a Mortgage Loan will be issued by an insurer named in such Supplement. Each Bankruptcy Bond will cover, to the extent specified in the related Supplement, certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal and interest on a Mortgage Loan or a reduction by such court of the principal amount of a Mortgage

Loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition. The required amount of coverage under each Bankruptcy Bond will be set forth in the related Supplement. Coverage under a Bankruptcy Bond may be cancelled or reduced by the Servicer if such cancellation or reduction would not adversely affect the then current rating or ratings of the related Certificates. See "Certain Legal Aspects of the Mortgage Loans -- Anti-Deficiency Legislation and Other Limitations on Sellers" herein.

     To the extent specified in the Supplement, the Servicer may deposit cash, an irrevocable letter of credit or any other instrument acceptable to each nationally recognized rating agency rating the Certificates of the related Series in a special trust account to provide protection in lieu of or in addition to that provided by a Bankruptcy Bond. The amount of any Bankruptcy Bond or of the deposit to the special trust account in lieu thereof relating to such Certificates may be reduced so long as any such reduction will not result in a downgrading of the rating of such Certificates by any such rating agency.

RESERVE FUND

     If so specified in the related Supplement, credit support with respect to a Series of Certificates may be provided by the establishment and maintenance with the Trustee for such Series of Certificates, in trust, of one or more reserve funds (the "Reserve Fund") for such Series. The related Supplement will specify whether or not a Reserve Fund will be included in the Trust Fund for such Series.

     The Reserve Fund for a Series will be funded (i) by the deposit therein of cash, U.S. Treasury securities or instruments evidencing ownership of principal or interest payments thereon, letters of credit, demand notes, certificates of deposit or a combination thereof in the aggregate amount specified in the related Supplement, (ii) by the deposit therein from time to time of certain amounts, as specified in the related Supplement, to which Subordinate Certificateholders, if any, would otherwise be entitled or (iii) in such other manner as may be specified in the related Supplement.

     Any amounts on deposit in the Reserve Fund and the proceeds of any other instrument deposited therein upon maturity will be held in cash or will be invested in Eligible Investments. Any instrument deposited therein will name the Trustee, in its capacity as trustee for Certificateholders, or such other entity as is specified in the related Supplement, as beneficiary and will be issued by an entity acceptable to each rating agency that rates the Certificates. Additional information with respect to such instruments deposited in the Reserve Funds will be set forth in the related Supplement.

     Any amounts so deposited and payments on instruments so deposited will be available for withdrawal from the Reserve Fund for distribution to Certificateholders for the purposes, in the manner and at the times specified in the related Supplement.

CROSS SUPPORT

     If specified in the related Supplement, the beneficial ownership of separate groups of assets included in a Trust Fund may be evidenced by separate classes of the related Series of Certificates. In such case, credit support may be provided by a cross support feature which requires that distributions be made with respect to Certificates evidencing a beneficial ownership interest in other asset groups within the same Trust Fund. The related Supplement for a Series that includes a cross support feature will describe the manner and conditions for applying such cross support feature.

OTHER INSURANCE, GUARANTIES, LETTERS OF CREDIT AND SIMILAR INSTRUMENTS OR AGREEMENTS

     If specified in the related Supplement, a Trust Fund may also include insurance, guaranties, letters of credit or similar arrangements for the purpose of (i) maintaining timely payments or providing additional protection against losses on the assets included in such Trust Fund, (ii) paying administrative expenses or (iii) establishing a minimum reinvestment rate on the payments made in respect of such assets or principal payment rate on such assets. Such arrangements may include agreements under which Certificateholders are entitled to receive amounts deposited in various accounts held by the Trustee upon the terms specified in such Supplement.

                      MATURITY, PREPAYMENT CONSIDERATIONS
                   AND WEIGHTED AVERAGE LIFE OF CERTIFICATES

     The weighted average life of a Series of Certificates and the yield to investors depend in part on the rate at which the Mortgage Loans or mortgage loans underlying Mortgage Certificates are prepaid. Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The prepayment model, if any, used with respect to a particular Series will be identified and described in the related Supplement.

     The Supplement for a Series of Certificates may contain a table setting forth percentages of the initial Certificate Balance of each class expected to be outstanding after each of the dates shown in such table. Any such table will be based upon a number of assumptions stated in such Supplement, including assumptions that prepayments on the mortgage loans underlying the related Mortgage Certificates or on the Mortgage Loans are made at rates corresponding to various percentages of the prepayment model specified in the related Supplement. It is unlikely, however, that the prepayment of the mortgage loans underlying the Mortgage Certificates, or of the Mortgage Loans, underlying any Series will conform to any of the percentages of the prepayment model described in the table set forth in such Supplement.

     The rate of principal prepayments on pools of mortgage loans underlying the Mortgage Certificates and Mortgage Loans is influenced by a variety of economic, geographic, social and other factors. In general, however, if prevailing interest rates fall significantly below the interest rates on such mortgage loans or on the Mortgage Loans included in a Trust Fund, such mortgage loans or Mortgage Loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such mortgage loans or Mortgage Loans. Conversely, if prevailing interest rates rise appreciably above the interest rates on such mortgage loans or on the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, such mortgage loans or Mortgage Loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below the rates borne by such mortgage loans or Mortgage Rates. Other factors affecting prepayment of mortgage loans and Mortgage Loans include changes in mortgagors, housing needs, job transfers, unemployment, mortgagors' net equity in the properties securing the mortgage loans and Mortgage Loans and servicing decisions.

     Prepayments may also result from the enforcement of any "due-on-sale" provisions contained in a Mortgage Note permitting the holder of the Mortgage Note to demand immediate repayment of the outstanding balance of the Mortgage Loan upon conveyance by the Mortgagor of the underlying Mortgaged Property. The Servicer will agree that it or the applicable subservicer will enforce any "due-on-sale" clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and reasonably believes that it is entitled to do so under applicable law; provided, however, that the Servicer or the subservicer will not take any action in relation to the enforcement of any "due-on-sale" provision which would impair or threaten to impair any recovery under any related Primary Mortgage Insurance Policy. Under current law, such exercise is permitted for substantially all the mortgage loans which contain such clauses. Acceleration is not permitted, however, for certain types of transfers, including transfers upon the death of a joint tenant or tenant by the entirety and the granting of a leasehold interest of three years or less not containing an option to purchase.

                                  THE SPONSOR

     NationsBanc Montgomery Funding Corp. (formerly known as Tryon Mortgage Funding, Inc.), a Delaware corporation (the "Sponsor"), was organized on November 28, 1994 for the limited purpose of acquiring, owning and transferring Mortgage Assets and selling interests therein or bonds secured thereby. The Sponsor is an indirect subsidiary of NationsBank Corporation. The Sponsor maintains its principal office at NationsBank Corporate Center, Charlotte, North Carolina 28255. Its telephone number is (704) 386-2400.

     Neither the Sponsor nor any of the Sponsor's affiliates will ensure or guarantee distributions on the Certificates of any Series.

                                USE OF PROCEEDS

     Substantially all of the net proceeds to be received from the sale of each Series of Certificates will be used by the Sponsor to either purchase the Mortgage Assets related to that Series or to return to the Sponsor the amounts previously used to effect such a purchase, the costs of carrying the Mortgage Assets until sale of the Certificates and other expenses connected with pooling the Mortgage Assets and issuing the Certificates. Any remaining proceeds will be used for the general corporate purposes of the Sponsor.

                           MORTGAGE PURCHASE PROGRAM

     Set forth below is a description of aspects of the Sponsor's purchase program for Mortgage Loans eligible for inclusion in a Trust Fund. The related Supplement will contain information regarding the origination of the Mortgage Loans.

     The Sponsor will purchase Mortgage Loans either directly or indirectly from the Servicer or from other approved Sellers, which may be affiliates of the Sponsor or the Servicer. The Sponsor has approved (or will approve) individual institutions as eligible Sellers by applying certain criteria, including the Seller's depth of mortgage origination experience, servicing experience and financial stability. From time to time, however, the Sponsor may purchase Mortgage Loans from Sellers which, while not meeting the generally applicable criteria, have been reviewed by the Sponsor and found to be acceptable as Sellers of Mortgage Loans.

     Each Mortgage Loan purchased by the Sponsor must meet certain credit, appraisal and underwriting standards, as described in the related Supplement.

     Underwriting standards are intended to evaluate the Mortgagor's credit standing and repayment ability and the value and adequacy of the Mortgaged Property as collateral. Underwriting standards are applied in a standard procedure which complies with applicable federal and state laws and regulations.

     In determining the adequacy of the property as collateral, an appraisal is generally made of each property considered for financing. The appraiser is required to inspect the property and verify that it is in good condition and that construction, if new, has been completed. The appraisal is based on the appraiser's judgment of values, giving appropriate weight to both the market value of comparable properties and the cost of replacing the property.

     Certain states where the Mortgaged Properties may be located are "anti-deficiency" states where, in general, lenders providing credit on one- to four-family properties must look solely to the property for repayment in the event of foreclosure. Underwriting standards in all states (including anti-deficiency states) require that the underwriting officers be satisfied that the value of the property being financed, as indicated by the appraisal, currently supports and is anticipated to support in the future the outstanding loan balance, and provides sufficient value to mitigate the effects of adverse shifts in real estate values.

     The related Supplement will provide a description of the underwriting standards applied in originating the Mortgage Loans.

                      THE POOLING AND SERVICING AGREEMENT

     Set forth below is a summary of certain provisions of the Pooling Agreement which are not described elsewhere in this Prospectus.

ASSIGNMENT OF MORTGAGE LOANS

     Assignment of Mortgage Loans. At the time of issuance of each Series of Certificates, the Sponsor will cause the Mortgage Loans comprising the related Trust Fund to be assigned to the Trustee together with all principal and interest on the Mortgage Loans, except for principal and interest due on or before the Cut-off Date. The Trustee will, concurrently with such assignment, authenticate and deliver the Certificates to the Sponsor or its designated agent in exchange for the Mortgage Loans and other assets, if any. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Pooling Agreement. Such schedule will include information as to the principal balance of each Mortgage Loan, the address of the property, the Mortgage Rate and the maturity of each Mortgage Note.

     In addition, the Sponsor will, as to each Mortgage Loan, deliver to the Trustee the Mortgage Note endorsed without recourse in blank or to the order of the Trustee, an assignment to the Trustee of the Mortgage in form for recording or filing as may be appropriate in the state of the Mortgaged Property, the original recorded Mortgage with evidence of recording or filing indicated thereon, or a copy of such Mortgage certified by the recording office in those jurisdictions where the original is retained by the recording office or certified by the related title insurance company, a copy of the title insurance policy or other evidence of title, and evidence of any Primary Mortgage Insurance Policy for such Mortgage Loan, if applicable. In certain instances where documents respecting a Mortgage Loan may not be available prior to execution of the Pooling Agreement, the Sponsor may deliver copies thereof and deliver such documents to the Trustee promptly upon receipt.

     With respect to any Mortgage Loans that are Cooperative Loans, the Sponsor will cause to be delivered to the Trustee the related original cooperative note endorsed without recourse in blank or to the order of the Trustee, the original security agreement, the proprietary lease or occupancy agreement, the recognition agreement, an executed financing agreement and the relevant stock certificate, related blank stock powers and any other document specified in the related Supplement. The Sponsor will cause to be filed in the appropriate office an assignment and a financing statement evidencing the Trustee's security interest in each Cooperative Loan.

     The Trustee (or a custodian) will review the mortgage documents within a specified number of days of receipt thereof in original form to ascertain that all required documents have been properly executed and received. The Trustee will hold such documents for each Series in trust for the benefit of holders of the Certificates of such Series. Unless otherwise specified in the related Supplement, if any document is found by the Trustee not to have been properly executed or received or to be unrelated to the Mortgage Loans identified in the Pooling Agreement, and such defect cannot be cured within the permitted time period, the Seller will replace such Mortgage Loan with an Eligible Substitute Mortgage Loan (as described in the related Supplement) or repurchase the related Mortgage Loan from the Trustee within a specified number of days of receipt of notice of the defect at a price generally equal to the principal balance thereof, plus accrued and unpaid interest thereon at the applicable Mortgage Rate less the applicable servicing fee (the "Net Mortgage Rate") to the first day of the month following the month of repurchase. Upon receipt of the repurchase price, in the case of a repurchase, the Trustee will reimburse any unreimbursed Advances of principal and interest by the Servicer with respect to such Mortgage Loan or unreimbursed payments under any form of credit support. The remaining portion of such repurchase price will then be passed through to holders of the Certificates as liquidation proceeds in accordance with the procedures specified under "Description of Certificates -- Distributions" herein. This substitution/repurchase obligation constitutes the sole remedy available to Certificateholders or the Trustee for such a defect in a constituent document.

     Any restrictions on such substitution or repurchase with respect to a Series of Certificates will be set forth in the related Supplement.

     Unless otherwise specified in the related Supplement, assignments of the Mortgage Loans to the Trustee will be recorded or filed in the appropriate jurisdictions except in jurisdictions where, in the written opinion of local counsel acceptable to the Sponsor, such filing or recording is not required to protect the Trustee's interest in the Mortgage Loans against sale, further assignment, satisfaction or discharge by the Sellers, the Servicer, the subservicers or the Sponsor.

     Assignment of Agency Certificates. The Sponsor will cause the Agency Certificates to be registered in the name of the Trustee or its nominee. The Trustee (or the custodian) will hold the Agency Certificates in the manner described in the related Supplement. Each Agency Certificate will be identified in a schedule appearing as an exhibit to the Pooling Agreement, which will specify as to each Agency Certificate the original principal amount and outstanding principal balance as of the Cut-off Date, the annual pass-through rate (if any) and the maturity date.

     Assignment of Private Certificates. The Sponsor will cause the Private Certificates to be registered in the name of the Trustee. The Trustee (or the custodian) will hold the Private Certificates in the manner described in the related Supplement. The Trustee will not be in possession of or be assignee of record of any underlying assets for a Private Certificate. Each Private Certificate will be identified in a schedule appearing as an exhibit to the related Pooling Agreement which will specify the original principal amount, outstanding principal balance as of the Cut-off Date, annual pass-through rate or interest rate and maturity date and certain other pertinent information for each Private Certificate conveyed to the Trustee.

REPRESENTATIONS AND WARRANTIES

     Unless otherwise specified in the related Supplement, the Sponsor will not make any representations and warranties regarding the Mortgage Loans, and its assignment of the Mortgage Loans to the Trustee will be without recourse. As further described below, the Seller will make certain representations and warranties concerning the Mortgage Loans in the related Pooling Agreement and under certain circumstances may be required to repurchase or substitute a Mortgage Loan as a result of a breach of any such representation or warranty. In addition, pursuant to the related Pooling Agreement the Sponsor will assign to the Trustee its rights with respect to representations and warranties made by the Seller in the agreement pursuant to which the Mortgage Loans are sold to the Sponsor (each, a "Sale Agreement").

     In the Sale Agreement or, if a party thereto, the Pooling Agreement for each Series of Certificates backed in whole or in part by Mortgage Loans, the Seller will represent and warrant, unless otherwise specified in the related Supplement, among other things, that: (i) the information set forth in the schedule of Mortgage Loans is true and correct in all material respects; (ii) at the time of transfer the Seller had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims, except to the extent that the buydown agreement for a Buydown Loan forgives certain indebtedness of a Mortgagor; (iii) as of the Cut-off Date, no Mortgage Loan was more than 30 days delinquent; (iv) a title policy (or other satisfactory evidence of title) was issued on the date of the origination of each Mortgage Loan and each such policy or other evidence of title is valid and remains in full force and effect; (v) if a Primary Mortgage Insurance Policy is required with respect to such Mortgage Loan, such policy is valid and remains in full force and effect as of the Closing Date; (vi) as of the Closing Date, each Mortgage Loan is secured by a first lien Mortgage or by a Land Sale Contract on the related Mortgaged Property free and clear of all liens, claims and encumbrances, other than the Land Sale Contract, if applicable (subject only to (a) liens for current real property taxes and special assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the mortgage originator's appraisal, and
(c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage); (vii) as of the Closing Date, each Mortgaged Property is free of damage and is in good repair; (viii) as of the time each Mortgage Loan was originated, the Mortgage Loan complied with all applicable state and federal laws, including usury, equal credit opportunity, disclosure and recording laws; and (ix) as of the Closing Date, there are no delinquent tax or assessment liens against any Mortgaged Property.

     In the event of the discovery by the Seller of a breach of any of its representations or warranties which materially and adversely affects the interest of Certificateholders in the related Mortgage Loan, or the receipt of notice thereof from the Trustee or the Servicer, the Seller will, with respect to a breach of its representations or warranties, cure the breach within the time permitted by the related Pooling Agreement or substitute a substantially similar substitute mortgage loan for such Mortgage Loan or repurchase the related Mortgage Loan, or any Mortgaged Property acquired in respect thereof, on the terms set forth above under "-- Assignment of Mortgage Loans" and in the related Supplement. The proceeds of any such repurchase will be passed through to Certificateholders as liquidation proceeds. This substitution/repurchase obligation constitutes the sole remedy available to Certificateholders and the Trustee for any such breach.

SERVICING

     The Servicer will be responsible for servicing and administering the Mortgage Loans and will agree to perform diligently all services and duties customary to the servicing by prudent mortgage lending institutions or mortgages of the same type as the Mortgage Loans in those jurisdictions where the related Mortgage Properties are located. The Servicer may enter into a subservicing agreement with a subservicer to perform, as an independent contractor, certain servicing functions for the Servicer subject to its supervision. A subservicing agreement will not contain any terms or conditions that are inconsistent with the related Pooling Agreement. The subservicer will receive a fee for such services which will be paid by the Servicer out of the Servicing Fee. The Servicer will have the right to remove the subservicer of any Mortgage Loan at any time for cause and at any other time upon the giving of the required notice. In such event, the Servicer would continue to be responsible for servicing such Mortgage Loan and may designate a replacement subservicer (which may include an affiliate of the Sponsor or the Servicer).

     The Servicer is required to maintain a fidelity bond and errors and omissions policy or their equivalent with respect to officers and employees which provide coverage against losses which may be sustained as a result of an officer's or employee's misappropriation of funds or errors and omissions in failing to maintain insurance, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions in the form and amount specified in the Pooling Agreement.

PAYMENTS ON MORTGAGE LOANS

     The Servicer will establish and maintain or cause to be established and maintained with respect to the related Trust Fund a Certificate Account or accounts for the collection of payments on the related Mortgage Loans, which must be an Eligible Account. An "Eligible Account" is an account or accounts which is either (i) maintained with a depository institution the obligations of which (or, in the case of a depository institution that is the principal subsidiary of a holding company, the obligations of such holding company) are rated in one of the two highest short-term rating categories by the Rating Agency that rated one or more classes of the related Series of Certificates,
(ii) an account or accounts the deposits in which are fully insured by the FDIC,
(iii) an account or accounts the deposits in which are insured by the FDIC to the limits established by the FDIC and the uninsured deposits in which are otherwise secured such that, as evidenced by an opinion of counsel, Certificateholders have a claim with respect to the funds in such account or accounts, or a perfected first-priority security interest against any collateral securing such funds, that is superior to the claims of any other depositors or general creditors of the depository institution with which such account or accounts are maintained or (iv) an account or accounts otherwise acceptable to such Rating Agency. The collateral eligible to secure amounts in the Certificate Account is limited to Eligible Investments consisting of United States government securities and other high-quality investments. A Certificate Account may be maintained as an interest-bearing account, or the funds held therein may be invested pending each succeeding Distribution Date in Eligible Investments. The Servicer or its designee will be entitled to receive any such interest or other income earned on funds in the Certificate Account as additional compensation and will be obligated to deposit in the Certificate Account the amount of any loss immediately as realized. The Certificate Account may be maintained with the Servicer or the Seller or with a depository institution that is an affiliate of the Servicer or the Sponsor, provided it is an Eligible Account.

     Unless otherwise specified in the related Supplement, the Servicer will deposit in the Certificate Account for each Trust Fund on a daily basis, to the extent applicable, the following payments and collections received by or on behalf of it subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date):

          (i) All payments on account of principal and interest (which, at its option, may be net of the servicing fee), including principal prepayments (in whole or in part);

         (ii) All amounts received by foreclosure or otherwise in connection with the liquidation of defaulted Mortgage Loans, net of expenses incurred in connection with such liquidation;

        (iii) All proceeds received under any Primary Mortgage Insurance Policy or title, hazard or other insurance policy covering any Mortgage Loan, other than proceeds to be applied to the restoration or repair of the related Mortgaged Property;

         (iv) All Advances as described herein under "Description of Certificates -- Advances";

          (v) All proceeds of any Mortgage Loans or property acquired in respect thereof repurchased as described herein under "-- Assignment of Mortgage Loans" and "-- Representations and Warranties";

         (vi) Any Buydown Funds (and, if applicable, investment earnings thereon) required to be deposited in the Certificate Account as described below;

        (vii) All payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described under "-- Hazard Insurance" herein;

       (viii) Any amount required to be deposited by the Servicer in connection with losses realized on investments for the benefit of the Servicer of funds held in the Certificate Account; and

         (ix) All other amounts required to be deposited in the Certificate Account.

     Under the Pooling Agreement for each Series, the Servicer will be authorized to make the following withdrawals from the Certificate Account:

          (i) To clear and terminate the Certificate Account upon liquidation of all Mortgage Loans or other termination of the Trust Fund;

         (ii) To reimburse any provider of credit support for payments under such credit support from amounts received as late payments on related Mortgage Loans or from related insurance or liquidation proceeds;

        (iii) To reimburse the Servicer for Advances of principal and interest from amounts received as late payments on related Mortgage Loans, from related insurance or liquidation proceeds or from other amounts received with respect to such Mortgage Loans;

         (iv) To reimburse the Servicer from related insurance or liquidation proceeds for amounts expended by the Servicer in connection with the restoration of property damaged by an uninsured cause or the liquidation of a Mortgage Loan;

          (v) To pay to the Servicer its Servicing Fee and to the Trustee its fee;

         (vi) To reimburse the Servicer for Advances which the Servicer has determined to be otherwise nonrecoverable; and

        (vii) To pay any expenses which were incurred and are reimbursable pursuant to the Pooling Agreement.

COLLECTION AND OTHER SERVICING PROCEDURES

     The Servicer will agree to proceed diligently to collect all payments called for under the Mortgage Notes. Consistent with the above, the Servicer may, in its discretion, (i) waive any prepayment charge, assumption fee, late payment charge or any other charge in connection with the prepayment of a Mortgage Loan and (ii) arrange with a Mortgagor a plan of relief, other than a modification or extension of the Mortgage, when appropriate rather than recommending liquidation. Such arrangement will be made only upon determining that the coverage of such Mortgage Loan by any Primary Mortgage Insurance Policy will not be affected. In the event of any such arrangement, but only to the extent of the amount of any credit support, the provider of such credit support will honor requests for payment or otherwise distribute funds with respect to such Mortgage Loan during the scheduled period in accordance with the amortization schedule thereof and without regard to the temporary modification thereof. In addition, in the event of any such arrangement, the Servicer's obligation to make Advances on the related Mortgage Loan shall continue during the scheduled period.

     Under the Pooling Agreement, the Servicer will be required to enforce "due-on-sale" clauses with respect to the Mortgage Loans to the extent contemplated by the terms of the Mortgage Loans and permitted by applicable law. Where an assumption of, or substitution of liability with respect to, a Mortgage Loan is required by law, upon receipt of assurance that the Primary Mortgage Insurance Policy covering such Mortgage Loan will not be affected, the Servicer may permit the assumption of a Mortgage Loan, pursuant to which the Mortgagor would remain liable on the Mortgage Note, or a substitution of liability with respect to such Mortgage Loan, pursuant to which the new Mortgagor would be substituted for the original Mortgagor as being liable on the Mortgage Note. Any fees collected for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional servicing compensation. In connection with any assumption or substitution, the Mortgage Rate borne by the related Mortgage Note may not be changed.

     The Pooling Agreement may require the Servicer to establish and maintain one or more escrow accounts into which Mortgagors deposit amounts sufficient to pay taxes, assessments, hazard insurance premiums or comparable items. Withdrawals from the escrow accounts maintained for Mortgagors may be made to effect timely payment of taxes, assessments and hazard insurance premiums or comparable items, to reimburse the Servicer out of related assessments for maintaining hazard insurance, to refund to Mortgagors amounts determined to be overages, to remit to Mortgagors, if required, interest earned, if any, on balances in any of the escrow accounts, to repair or otherwise protect the Mortgaged Property and to clear and terminate any of the escrow accounts. The Servicer will be solely responsible for administration of the escrow accounts and will be expected to make advances to such account when a deficiency exists therein.

HAZARD INSURANCE

     Unless otherwise specified in the related Supplement, under the Pooling Agreement, the Servicer will be required to maintain for each Mortgage Loan a hazard insurance policy providing coverage against loss by fire and other hazards which are covered under the standard extended coverage endorsement customary in the state in which the property is located. Such coverage will be in an amount at least equal to the lesser of the original principal balance on such Mortgage Loan and the replacement cost of the Mortgaged Property. As set forth above, all amounts collected by the Servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures) will be deposited in the Certificate Account. In the event that the Servicer maintains a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligation relating to the maintenance of hazard insurance. Such blanket policy may contain a deductible clause, in which case the Servicer will deposit in the Certificate Account all sums which would have been deposited therein but for such clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightening, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the Mortgage Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover (among other things) any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. If, however, any Mortgaged Property is located in an area identified by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, if required by applicable law, the Servicer will cause to be maintained with a generally acceptable insurance carrier a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration. Such flood insurance policy will provide coverage in an amount not less than the least of (i) the original principal balance of the Mortgage Loan, (ii) the insurable value of the Mortgaged Property or (iii) the maximum amount of insurance available under applicable law.

     The hazard insurance policies covering the Mortgaged Properties typically contain a clause which, in effect, requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause provides that the insurer's liability in the event of partial loss does not exceed the larger of (i) the replacement cost of the improvements less physical depreciation, and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements. Since residential properties historically have appreciated in value over time, in the event of partial loss, hazard insurance proceeds may be insufficient to restore fully the damaged property.

PRIMARY MORTGAGE INSURANCE

     If specified in the related Supplement, a Mortgage Loan secured by a Mortgaged Property having an LTV in excess of 80% will have a policy (a "Primary Mortgage Insurance Policy") insuring against default all or a specified portion of the principal amount thereof in excess of such percentage of the value of the Mortgaged Property, as specified in the related Supplement.

     Evidence of each Primary Mortgage Insurance Policy will be provided to the Trustee simultaneously with the transfer to the Trustee of the related Mortgage Loan. The Servicer, on behalf of itself, the Trustee and Certificateholders, is required to present claims to the insurer under any Primary Mortgage Insurance Policy and to take such reasonable steps as are necessary to permit recovery thereunder with respect to defaulted Mortgage Loans. Amounts collected by the Servicer on behalf of the Servicer, the Trustee and Certificateholders shall be deposited in the Certificate Account for distribution as set forth above. The Servicer will not cancel or refuse to renew any Primary Mortgage Insurance Policy required to be kept in force by the Pooling Agreement.

MAINTENANCE OF INSURANCE POLICIES; CLAIMS THEREUNDER AND OTHER REALIZATION UPON DEFAULTED MORTGAGE LOANS

     The Servicer will exercise its best reasonable efforts to keep each Primary Mortgage Insurance Policy (if any) in full force and effect at least until the outstanding principal balance of the related Mortgage Note is equal to the percentage of the appraised value of the Mortgaged Property specified in the related Supplement. The Servicer has agreed (or will agree) to pay the premium for each Primary Mortgage Insurance Policy on a timely basis in the event that the Mortgagor does not make such payments.

     The Servicer, on behalf of the Trustee and Certificateholders, will present claims to the insurer under any applicable Primary Mortgage Insurance Policy and will take such reasonable steps as are necessary to permit recovery under such insurance policies respecting defaulted Mortgage Loans. If any property securing a defaulted Mortgage Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under any applicable Primary Mortgage Insurance Policy, the Servicer will not be required to expend its own funds to restore the damaged property unless the Servicer determines (i) that such restoration will increase the proceeds to Certificateholders upon liquidation of the Mortgage Loan after reimbursement of the Servicer for its expenses and (ii) that such expenses will be recoverable to it through liquidation proceeds.

     Regardless of whether recovery under any Primary Mortgage Insurance Policy is available or any further amount is payable under the credit support for a Series of Certificates, the Servicer is nevertheless obligated to follow such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Mortgage Loan. If at any time no further amount is payable under the credit support for a Series of Certificates, and if the proceeds of any liquidation of the property securing the defaulted Mortgage Loan are less than the principal balance of the defaulted Mortgage Loans plus interest accrued thereon, Certificateholders will realize a loss in the amount of such difference plus the aggregate of unreimbursed advances of the Servicer with respect to such Mortgage Loan and expenses incurred by the Servicer in connection with such proceedings and which are reimbursable under the Pooling Agreement.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The Servicer's primary compensation for its activities as Servicer will come from the payment to it, with respect to each interest payment on a Mortgage Loan, of the amount specified in the related Supplement (the "Servicing Fee"). As principal payments are made on the Mortgage Loans, the portion of each monthly payment which represents interest will decline, and thus servicing compensation to the Servicer will decrease as the Mortgage Loans amortize. Prepayments and liquidations of Mortgage Loans prior to maturity will also cause servicing compensation to the Servicer to decrease.

     In addition, the Servicer will be entitled to retain all prepayment fees, assumption fees and late payment charges, to the extent collected from Mortgagors.

     The Servicer will pay all expenses incurred in connection with its activities as Servicer (subject to limited reimbursement), including payment of the fees and disbursements of the Trustee, payment of any fees for providing credit support and payment of expenses incurred in connection with distributions and reports to Certificateholders of each Series.

EVIDENCE AS TO COMPLIANCE

     Each Pooling Agreement relating to a Series of Certificates backed in whole or in part by Mortgage Loans will provide that the Servicer at its expense shall cause a firm of independent public accountants to furnish a report annually to the Trustee to the effect that such firm has verified the mathematical accuracy of certain reports furnished by the Servicer to the Trustee relating to the Mortgage Loans based on information obtained from subservicers and that such review has disclosed no items of noncompliance with the provisions of such Pooling Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report.

     Each Pooling Agreement will provide for delivery to the Trustee of an annual statement signed by an officer of the Servicer to the effect that the Servicer has fulfilled its obligations under the Pooling Agreement throughout the preceding year.

CERTAIN MATTERS REGARDING THE SPONSOR, THE SELLER AND THE SERVICER

     The Pooling Agreement for each Series of Certificates backed in whole or in part by Mortgage Loans will provide that the Servicer may not resign from its obligations and duties as Servicer thereunder, except upon (a) appointment of a successor servicer and receipt by the Trustee of a letter from the Rating Agency that such resignation and appointment will not result in the downgrading of the Certificates or (b) determination that its duties thereunder are no longer permissible under applicable law. No such resignation under (b) above will become effective until the Trustee or a successor has assumed the Servicer's obligations and duties under such Pooling Agreement.

     The Pooling Agreement for each such Series will also provide that neither the Sponsor, the Servicer nor the Seller, nor any directors, officers, employees or agents of any of them (collectively, the "Indemnified Parties") will be under any liability to the Trust Fund or Certificateholders or the Trustee, any subservicer or others for any action taken (or not taken) by any Indemnified Party, any subservicer or the Trustee in good faith pursuant to the Pooling Agreement, or for errors in judgment; provided, however, that neither the Sponsor, the Seller, the Servicer nor any such person will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties thereunder. The Pooling Agreement will further provide that each Indemnified Party is entitled to indemnification by the Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Pooling Agreement or the Certificates for such Series, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except any such loss, liability or expense otherwise reimbursable pursuant to the Pooling Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party's duties thereunder or by reason of reckless disregard by such Indemnified Party of its obligations and duties thereunder. In addition, the Pooling Agreement will provide that neither the Sponsor, the Seller nor the Servicer is under any obligation to appear in, prosecute or defend any legal action which is not incidental to, in the case of the Sponsor, the Seller or the Servicer, its duties under the Pooling Agreement and which in its opinion may involve it in any expense or liability. Each of the Sponsor, the Seller and the Servicer may, however, in its discretion, undertake any such action which it may deem necessary or desirable with respect to the Pooling Agreement and the rights and duties of the parties thereto and the interests of Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund and the Sponsor, the Seller and the Servicer will be entitled to be reimbursed therefor out of the Certificate Account.

EVENTS OF DEFAULT

     Events of default by the Servicer under the Pooling Agreement for each Series of Certificates evidencing an interest in Mortgage Loans will consist of
(i) any failure by the Servicer to distribute to the Trustee, on behalf of Certificateholders, any required payment which continues unremedied for five days; (ii) any failure by the Servicer duly to observe or perform in any material respects any other of its covenants or agreements in the Certificates or in such Pooling Agreement which continues unremedied for 60 days after the giving of written notice of such failure to the Servicer by the Trustee, or to the Servicer and the Trustee by holders of Certificates evidencing not less than 25% of the aggregate voting rights of the Certificates for such Series; and
(iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by the Servicer indicating insolvency, reorganization or inability to pay its obligations.

RIGHTS UPON EVENT OF DEFAULT

     As long as an event of default under the Pooling Agreement for any Series of Certificates evidencing an interest in Mortgage Loans remains unremedied, the Trustee or holders of Certificates evidencing not less than 50% of the aggregate voting rights of the Certificates for such Series may terminate all of the rights and obligations of the Servicer under such Pooling Agreement, whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under such Pooling Agreement and will be entitled to similar compensation arrangements and limitations on liability. In the event that the Trustee is unwilling or unable so to act, it may appoint or petition a court of competent jurisdiction for the appointment of a housing and home finance institution with a net worth of at least $10,000,000 to act as successor Servicer under such Pooling Agreement. Pending any such appointment, the Trustee is obligated to act in such capacity. The Trustee and such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the Servicer under such Pooling Agreement.

ENFORCEMENT

     No Certificateholder of any Series will have any right under the applicable Pooling Agreement to institute any proceeding with respect to such Pooling Agreement unless such Certificateholder previously has given to the Trustee written notice of default and unless holders of Certificates evidencing not less than 25% of the aggregate voting rights of the Certificates for such Series have made written requests to the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered and provided to the Trustee reasonable indemnity and the Trustee for 60 days has neglected or refused to institute any such proceeding. However, the Trustee is under no obligation to exercise any of the trusts or powers vested in it by the Pooling Agreement for any Series or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any Certificateholders, unless such Certificateholders have offered and provided to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

AMENDMENT

     The Pooling Agreement for each Series may be amended by the Sponsor, the Seller (if a party thereto), the Servicer and the Trustee, without notice to or the consent of any Certificateholder, (i) to cure any ambiguity, (ii) to correct a defective provision or correct or supplement any provision therein that may be inconsistent with any other provision therein,
(iii) to make any other provisions with respect to matters or questions arising under such Pooling Agreement which are not inconsistent with the provisions of such Pooling Agreement, or (iv) to comply with any requirements imposed by the Code or any regulation thereunder; provided, however, that no such amendments (except those pursuant to clause (iv)) will adversely affect in any material respect the interests of any Certificateholder of that Series. Any such amendment except pursuant to clause (iv) of the preceding sentence should be deemed not to adversely affect in any material respect the interests of any Certificateholders if the Trustee receives written confirmation from the Rating Agency rating such Certificates that such amendment will not cause such Rating Agency to reduce the then current rating thereof. The Pooling Agreement for each Series may also be amended by the Sponsor, the Seller (if a party thereto), the Servicer and the Trustee with the consent of holders of Certificates evidencing not less than 66 2/3% of the aggregate voting rights of each class of Certificates for such Series affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling Agreement or of modifying in any manner the rights of holders of Certificates of that Series; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed in respect any such Certificate without the consent of the holder of such Certificate or (ii) with respect to any Series of Certificates, reduce the aforesaid percentages of Certificates the holders of which are required to consent to any such amendment without the consent of the holders of all Certificates of such Series then outstanding.

LIST OF CERTIFICATEHOLDERS

     In the event the Trustee is not the certificate registrar for a Series of Certificates, upon written request of the Trustee, the certificate registrar will provide to the Trustee within 30 days after the receipt of such request a list of the names and addresses of all Certificateholders of record of a particular Series as of the most recent Record Date for payment of distributions to Certificateholders of that Series. Upon written request of three or more Certificateholders of record of a Series of Certificates, for purposes of communicating with other Certificateholders with respect to their rights under the Pooling Agreement for such Series, the Trustee will afford such Certificateholders access during business hours to the most recent list of Certificateholders of that Series held by the Trustee.

TERMINATION; REPURCHASE OF MORTGAGE LOANS AND MORTGAGE CERTIFICATES

     The obligations of the Sponsor, the Seller (if a party thereto), the Servicer and the Trustee created by the Pooling Agreement will terminate upon the earlier of (i) the maturity or other liquidation of the last Mortgage Loan or Mortgage Certificate subject thereto and the disposition of all property acquired upon foreclosure of any Mortgage Loan and (ii) the payment to Certificateholders of that Series of all amounts required to be paid to them pursuant to such Pooling Agreement. In no event, however, will the Trust created by any Pooling Agreement continue beyond the expiration of 21 years from the death of the survivor of the persons named in such Pooling Agreement.

     The Pooling Agreement for each Series may permit the Servicer or such other entity specified in the related Supplement to repurchase all remaining Mortgage Loans and property acquired in respect thereof at a purchase price equal to no less than the Certificate Balance of the Certificates, together with accrued and unpaid interest at the applicable Certificate Rate from the last date to which interest has been paid to the first day of the month in which such repurchase occurs (subject to reduction as provided in the Pooling Agreement, if the purchase price is based in part on the appraised value of any REO Property and such appraised value is less than the principal balance of the related Mortgage Loan at the time of foreclosure). The exercise of such right will effect early retirement of the Certificates of such Series, but the Servicer's right so to repurchase is subject to the aggregate principal balances of the Mortgage Loans at the time of repurchase being less than the percentage of the aggregate initial principal amount of all Certificates of such Series at the Cut-off Date specified in the related Supplement.

     The holder or holders of the Residual Certificates of a REMIC Series may have the option to repurchase the remaining Mortgage Assets included in the Trust Fund relating to such Series. Any such option will be exercisable, in the case of holders of Residual Certificates, at such time and under the circumstances specified in the related Supplement provided that the Trustee has received an opinion of counsel that the repurchase and related distributions to Certificateholders will be part of a "qualified liquidation" as defined in Code Section 860F(a)(4)(A), will not cause the Trust Fund to be treated as an association taxable as a corporation and will not otherwise subject the REMIC Trust Fund to tax.

     For each Series, the holder or holders of the Residual Certificates or the Trustee, as the case may be, will give written notice of termination of the Pooling Agreement to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency of the Trustee specified in the notice of termination.

THE TRUSTEE

     The identity of the commercial bank, savings and loan association or trust company named as Trustee for each Series of Certificates will be set forth in the related Supplement. The Trustee may have normal banking relationships with the Sponsor, the Seller, the Servicer and/or the subservicers.

                  CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS

MORTGAGES

     The Mortgages will be either deeds of trust, security deeds or mortgages, depending upon the prevailing practice in the state in which the Mortgaged Property is located. A mortgage creates a lien upon the real property encumbered by the mortgage. It is not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording in a county or municipal office. There are two parties to a mortgage: the mortgagor, who is the borrower and homeowner, and the mortgagee who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties: the borrower-homeowner, called the trustor (similar to a mortgagor), a lender (similar to a mortgagee), called the beneficiary, and a third-party grantee, called the trustee. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by law, by the express provisions of the deed of trust or mortgage and, in some cases, by the directions of the beneficiary.

COOPERATIVES

     "Cooperative Loans" are loans with respect to a residential property evidenced by a promissory note secured by a security interest in shares issued by a cooperative corporation. The cooperative is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing such tenant-stockholder's pro rata share of the cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a cooperative and accompanying occupancy rights are financed through a cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the related cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of corporate shares. See "-- Foreclosure -- Shares of Cooperatives" below.

     The private, cooperative apartment corporation owns all the real property that comprises the project, including the land, separate dwelling units and all common areas. The cooperative is directly responsible for project management and, in most cases, payment of real estate taxes and hazard and liability insurance. If there is a blanket mortgage on the cooperative apartment building and/or underlying land, as is generally the case, the cooperative, as project mortgagor, is also responsible for meeting these mortgage obligations. A blanket mortgage is ordinarily entered into by the cooperative in connection with the construction, rehabilitation or purchase of the cooperative's apartment building. The interests of the occupant under proprietary leases or occupancy agreements to which that cooperative is a party are generally subordinate to the interests of the holder of the blanket mortgage on that building and/or underlying land. If the cooperative is unable to meet the payment obligations arising under its blanket mortgage note, the mortgagee holding the blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements. Also, the blanket mortgage note given by the cooperative may not fully amortize, with a significant portion of principal being due in one lump sum at final maturity. The inability of the cooperative to refinance this mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee providing the financing. A foreclosure in either event by the holder of the blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of cooperative shares or, in the case of a Trust Fund, the collateral securing the Cooperative Loans.

LAND SALE CONTRACTS

     Under a Land Sale Contract the contract seller (the "Lender") retains legal title to the property and enters into an agreement with the contract purchaser (the "Borrower") for the payment of the purchase price, plus interest, over the term of the Land Sale Contract. Only after full performance by the Borrower of the contract is the Lender obligated to convey title to the real estate to the Borrower. As with mortgage or deed of trust financing, during the effective period of the Land Sale Contract, the Borrower is responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

     The method of enforcing the rights of the Lender under a Land Sale Contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to its terms. The terms of Land Sale Contracts generally provide that upon default by the Borrower, the Borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the Borrower's equitable interest in the property is forfeited. The Lender in such a situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the Borrower has filed the Land Sale Contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of Borrower default during the early years of a Land Sale Contract, the courts will permit ejectment of the Borrower and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting Borrowers under Land Sale Contracts from the harsh consequences of forfeiture. Under such statutes, a judicial or nonjudicial foreclosure may be required, the Borrower may be granted some grace period during which the contract may be reinstated upon full payment of the default amount and the Borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a Borrower with significant investment in the property under a Land Sale Contract for the sale of real estate to share the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally, the Lender's procedures for obtaining possession and clear title under a Land Sale Contract for the sale of real estate in a given state are simpler and less time consuming and costly than are the procedures for foreclosing and obtaining clear title to a mortgaged property.

FORECLOSURE

     Mortgages. Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties defendant.

Judicial foreclosure proceedings are generally not contested by any of the parties defendant. However, when the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming. After the completion of judicial foreclosure, the court would issue a judgment of foreclosure and would generally appoint a referee or other court officer to conduct the sale of the property.

     Foreclosure of a deed of trust is generally accomplished by non-judicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee to sell the property to a third party upon any default by the trustor under the terms of the note or deed of trust. In some states, the trustee must record a notice of default and send a copy to the borrower or any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest in the real property, including any junior lienholders. The Mortgagor, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears, plus the costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including limiting attorneys' fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

     In case of foreclosure under either a mortgage or a deed of trust, the sale by the receiver or other designated officer or by the trustee is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or referee for an amount equal to the principal amount of the mortgage or deed of trust, accrued and unpaid interest and the expenses of foreclosure. Thereafter, the lender will assume the burdens of ownership, including obtaining casualty insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of mortgage insurance proceeds.

     Courts have usually imposed general equitable principles upon foreclosure proceedings. These equitable principles are generally designed to relieve the trustor from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative actions to determine the causes for the Mortgagors' default and the likelihood that the Mortgagor will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate Mortgagors who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the Mortgagor failing to adequately maintain the property or the Mortgagor executing a second mortgage or deed of trust affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that trustors under deeds of trust receive notices in addition to the statutorily prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protections to the trustor.

     Shares of Cooperatives. The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the cooperative's certificate of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement, and may be cancelled by the cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by such tenant-stockholder. The proprietary lease or occupancy agreement generally permits the cooperative to terminate such lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

     The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative will take no action to terminate such lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender's lien against proceeds from a sale of the cooperative apartment, subject, however, to the cooperative's right to sums due under such proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest thereon.

     Recognition agreements also provide that in the event of a foreclosure on a cooperative loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

     Foreclosure on cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the Uniform Commercial Code (the "UCC") and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

     Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to the reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See
"-- Anti-Deficiency Legislation and Other Limitations on Sellers" below.

     Leasehold Risks. Mortgage Loans may be secured by a mortgage on a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgage loans secured by the fee estate of the mortgagor. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, leaving the leasehold mortgagee without its security. The ground lease may terminate, if among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. This risk may be minimized if the ground lease contains certain provisions protective of the mortgagee, but the ground leases that secure Mortgage Loans may not contain some of these protective provisions, and mortgages may not contain the other protection discussed in the next paragraph. Protective ground lease provisions include the right of the leasehold mortgagee to receive notices from the ground lessor of any defaults by the mortgagor; the right to cure such defaults, with adequate cure periods; if a default is not susceptible of cure by the leasehold mortgagee, the right to acquire the leasehold estate through foreclosure or otherwise; the ability of the ground lease to be assigned to and by the leasehold mortgagee or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities thereunder; and the right of the leasehold mortgagee to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof.

     In addition to the foregoing protections, a leasehold mortgagee may require that the ground lease or leasehold mortgage prohibit the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor. As further protection, a leasehold mortgage may provide for the assignment of the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Reform Act of 1978, as amended (11 U.S.C.) (the "Bankruptcy Code"), although the enforceability of such clause has not been established. Without the protections described in the foregoing paragraph, a leasehold mortgagee may lose the collateral securing its leasehold mortgage. In addition, terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold mortgagee with respect to, among other things, insurance, casualty and condemnation will be governed by the provisions of the ground lease.

RIGHTS OF REDEMPTION

     In some states, after sale pursuant to a deed of trust or foreclosure of the mortgage, the Mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a nonstatutory right that must be exercised prior to the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former Mortgagor pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The right of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON SELLERS

     Certain states have imposed statutory prohibitions which restrict or eliminate the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the Mortgagor following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former Mortgagor equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the Mortgagor. Finally, other statutory provisions may limit any deficiency judgment against the former Mortgagor following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former Mortgagor as a result of low or no bids at the judicial sale.

     In addition to anti-deficiency and related legislation, numerous other statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. The Internal Revenue Code of 1986, as amended, provides priority to certain tax liens over the lien of the mortgage. Numerous federal and some state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination and the servicing of mortgage loans. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

DUE-ON-SALE CLAUSES

     Unless otherwise provided in the related Supplement, each conventional Mortgage Loan will contain a due-on-sale clause which will generally provide that if the mortgagor or obligor sells, transfers or conveys the Mortgaged Property, the loan may be accelerated by the mortgagee. In recent years, court decisions and legislative actions have placed substantial restriction on the right of lenders to enforce such clauses in many states. For instance, the California Supreme Court in August 1978 held that due-on-sale clauses were generally unenforceable. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St

Germain Act"), subject to certain exceptions, preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses. As to loans secured by an owner-occupied residence, the Garn-St Germain Act sets forth nine specific instances in which a mortgagee covered by the Garn-St Germain Act may not exercise its rights under a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the related Mortgaged Property to an uncreditworthy person, which could increase the likelihood of default or may result in a mortgage bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the Mortgage Loans and the number of Mortgage Loans which may extend to maturity.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized the states to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects an application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT

     Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's Mortgage Loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the Mortgage Loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the Servicer to collect full amounts of interest on certain of the Mortgage Loans. In addition, the Relief Act imposes limitations which would impair the ability of the Servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status. Thus, in the event that such a Mortgage Loan goes into default there may be delays and losses occasioned by the inability to realize upon the mortgaged property in a timely fashion. As used herein, a "Relief Act Mortgage Loan" refers to any Mortgage Loan as to which the Relief Act has limited the amount of interest the related Mortgagor is required to pay each month.

ENVIRONMENTAL LEGISLATION

     Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien will generally have priority over all subsequent liens on the property and, in certain of these states, will have priority over prior recorded liens including the lien of a mortgage. In addition, under federal environmental legislation and possibly under state law in a number of states, a secured party which takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale or otherwise is deemed an "owner" or "operator" of the property may be liable for the costs of cleaning up a contaminated site. Although such costs could be substantial, it is unclear whether they would be imposed on a secured lender.

                              ERISA CONSIDERATIONS

     ERISA and Section 4975 of the Code impose certain requirements on those employee benefit plans and arrangements to which either ERISA or the Code applies (each, a "Plan") and on those persons who are fiduciaries with respect to such Plans. In accordance with ERISA's general fiduciary standards, before investing in a Certificate a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. A Plan fiduciary should consider especially the ERISA requirement of investment prudence and the sensitivity of the return on the Certificates to the rate of principal payments on the Mortgage Loans, as discussed under "Maturity, Prepayment Considerations and Weighted Average Life of Certificates" herein and "Prepayment and Yield Considerations" in the applicable Supplement.

     Other provisions of ERISA and the Code prohibit certain transactions involving the assets of a Plan and persons who have certain specified relationships to the Plan (i.e., "parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code). Thus, a Plan fiduciary considering an investment in Certificates should also consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or the Code.

PLAN ASSETS REGULATIONS

     If an investing Plan's assets were deemed to include an undivided ownership interest in the assets included in a Trust Fund, a Plan's investment in the Certificates might be deemed to constitute a delegation under ERISA of the duty to manage Plan assets by the fiduciaries deciding to invest in the Certificates, and certain transactions involved in the operation of the Trust Fund might be deemed to constitute prohibited transactions under ERISA and the Code. ERISA and the Code do not define "plan assets." The U.S. Department of Labor has published regulations (the "Labor Regulations") concerning whether or not a Plan's assets would be deemed to include an interest in the underlying assets of an entity for purposes of the reporting, disclosure and fiduciary responsibility provisions of ERISA (including the prohibited transaction provisions of ERISA and the Code), if the Plan acquires an "equity interest" in such entity (such as by acquiring Certificates). Certain exceptions are provided in the Labor Regulations whereby an investing Plan's assets would be deemed merely to include its interest in the Certificates instead of being deemed to include an interest in the underlying assets of the related Trust Fund. However, it cannot be predicted in advance nor can there be any continuing assurance whether such exceptions may be met, because of the factual nature of certain of the rules set forth in the Labor Regulations. For example, one of the exceptions in the Labor Regulations states that the underlying assets of an entity will not be considered "plan assets" if, immediately after the most recent acquisition of any equity interest in the entity, whether from initial issuance or in the secondary market, less than twenty-five percent (25%) of the value of each class of equity interest is held by "benefit plan investors", which term is defined to include Plans, individual retirement accounts, other employee benefit plans not subject to ERISA (for example, governmental plans) and any entity whose underlying assets include "plan assets" by reason of employee benefit plan investments in such entity.

     The Labor Regulations provide that where a Plan acquires a "guaranteed governmental mortgage pool certificate", the Plan's assets include such certificate but do not solely by reason of the Plan's holdings of such certificate include any of the mortgages underlying such certificate. The Labor Regulations include in the definition of a "guaranteed governmental mortgage pool certificate" the types of Freddie Mac Certificates, GNMA Certificates and Fannie Mae Certificates which may be included in a Trust Fund underlying a Series of Certificates. Accordingly, even if such Mortgage Certificates included in a Trust Fund were deemed to be assets of Plan investors, the mortgages underlying such Mortgage Certificates would not be treated as assets of such Plans. Private Certificates are not "guaranteed governmental mortgage pool certificates." Potential Plan investors should consult the ERISA discussion in the related Supplement before purchasing any such Certificates.

UNDERWRITER'S EXEMPTIONS

     The U.S. Department of Labor has granted to certain underwriters individual administrative exemptions (the "Underwriter's Exemptions") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of
Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Underwriter's Exemptions.

     While each Underwriter's Exemption is an individual exemption separately granted to a specific underwriter, the terms and conditions which generally apply to the Underwriter's Exemptions are substantially identical, and include the following:

          (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

          (2) the rights and interest evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund;

          (3) the certificates required by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("DCR") or Fitch IBCA, Inc. ("Fitch");

          (4) the trustee must not be an affiliate of any other member of the Restricted Group (as described below);

          (5) the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the trust fund represents not more than the fair market value of such loans; the sum of all payments made to and retained by the servicer and any other servicer represents not more than reasonable compensation for such person's services under the agreement pursuant to which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith; and

          (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act.

     The trust fund must also meet the following requirements:

          (i) the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools in the marketplace;

          (ii) certificates in such other investment pools must have been rated in one of the three highest rating categories of S&P, Moody's, Fitch or DCR for at least one year prior to the Plan's acquisition of certificates; and

          (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

     Moreover, the Underwriter's Exemptions generally provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire and hold certificates in a trust as to which the fiduciary (or its affiliate) is an obligor on the receivables held in the trust provided that, among other requirements: (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent (50%) of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group, (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent (5%) or less of the fair market value of the obligations contained in the trust; (iii) the Plan's investment in certificates of any class does not exceed twenty-five percent (25%) of all of the certificates of that class outstanding at the time of the acquisition; and (iv) immediately after the acquisition, no more than twenty-five percent (25%) of the assets of the Plan with respect to which such person is a fiduciary is invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

     The Underwriter's Exemptions do not apply to Plans sponsored by the Seller, the related underwriter, the Trustee, the Servicer, any insurer with respect to the Mortgage Loans, any obligor with respect to Mortgage Loans included in the Trust Fund constituting more than five percent (5%) of the aggregate unamortized principal balance of the assets in the Trust Fund, or any affiliate of such parties (collectively, the "Restricted Group").

     The Supplement for each Series of Certificates will indicate the classes of Certificates, if any, offered thereby as to which it is expected than an Underwriter's Exemption will apply.

OTHER EXEMPTIONS

     In addition to making its own determination as to the availability of the exemptive relief provided in the Underwriter's Exemptions, the Plan fiduciary should consider the possible availability of any other prohibited transaction exemptions, in particular, Prohibited Transaction Class Exemption 83-1 for Certain Transactions Involving Mortgage Pool Investment Trusts ("PTCE 83-1"). PTCE 83-1 permits certain transactions involving the creation, maintenance and termination of certain residential mortgage pools and the acquisition and holding of certain residential mortgage pool pass-through certificates by Plans, whether or not the Plan's assets would be deemed to include an ownership interest in the mortgages in the mortgage pool, and whether or not such transactions would otherwise be prohibited under ERISA or the Code. The term "mortgage pool pass-through certificate" is defined in PTCE 83-1 as "a certificate representing a beneficial undivided fractional interest in a mortgage pool and entitling the holder of such certificate to pass-through payment of principal and interest from the pooled mortgage loans, less any fees retained by the pool sponsor." It appears that, for purposes of PTCE 83-1, the term "mortgage pool pass-through certificate" would include Certificates issued in a single Class or in multiple Classes that evidence the beneficial ownership of both a specified percentage of future interest payments (after permitted deductions) and a specified percentage of future principal payments on a Trust Fund.

     However, it appears that PTCE 83-1 does not or might not apply to the purchase and holding of (a) Certificates that evidence the beneficial ownership only of a specified percentage of future interest payments (after permitted deductions) from a Trust Fund or only a specified percentage of future principal payments from a Trust Fund, (b) Residual Certificates, (c) Certificates evidencing ownership interests in a Trust Fund which includes Mortgage Loans secured by multi family residential properties or shares issued by cooperative housing corporations, (d) Subordinated Certificates, (e) Certificates evidencing ownership interests in a Trust Fund containing Mortgage Certificates or (f) Certificates evidencing ownership interests in the reinvestment income of funds on deposit in the related Certificate Account.

     PTCE 83-1 sets forth "general conditions" and "specific conditions" to its applicability. Section II of PTCE 83-1 sets forth the following general conditions to the application of the exemption: (i) the maintenance of a system of insurance and other protection for the pooled mortgage loans or the property securing such loans, and for indemnifying certificateholders against reductions in pass-through payments due to property damage or defaults in loan payments;
(ii) the existence of a pool trustee who is not an affiliate of the pool sponsor; and (iii) a requirement that the sum of all payments made to and retained by the pool sponsor, and all funds inuring to the benefit of the pool sponsor as a result of the administration of the mortgage pool, must represent not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the pool. The system of insurance or protection referred to in clause (i) above must provide such protection and indemnification up to an amount not less than the greater of one percent of the aggregate unpaid principal balance of the pooled mortgages or the unpaid principal balance of the largest mortgage in the pool. It should be noted that in promulgating PTCE 83-1 (and a predecessor exemption), the Department of Labor did not have under its consideration interests in pools of the exact nature as some of the Certificates described herein.

     Before purchasing any Certificates, a Plan fiduciary should consult with its counsel and determine whether PTCE 83-1 applies, including whether the appropriate "specific conditions" set forth in Section I of PTCE 83-1, in addition to the "general conditions" set forth in Section II, would be met, or whether any other ERISA prohibited transaction exemption is applicable. Furthermore, a Plan fiduciary should consult the ERISA discussion in the related Supplement relating to a Series of Certificates before purchasing Certificates.

     The Sponsor, or certain affiliates of the Sponsor, might be considered or might become "parties in interest" (as defined under ERISA) or "disqualified persons" (as defined under the Code) with respect to a Plan. If so, the acquisition or holding of Certificates by or on behalf of such Plan could be considered to give rise to a "prohibited transaction" within the meaning of ERISA and the Code unless PTE 83-1, the Underwriter's Exemptions, or some other exemption as available. Special caution ought to be exercised before a Plan purchases a Certificate in such circumstances.

EXEMPT PLANS

     Employee benefit plans which are governmental plans (as defined in Section 3(32) of ERISA), and certain church plans (as defined in Section 3(33) of ERISA), are not subject to the ERISA fiduciary requirements described above. However, such plans may be subject to the provisions of other federal, state and local laws imposing investment requirements and restrictions on such plans.

UNRELATED BUSINESS TAXABLE INCOME -- RESIDUAL CERTIFICATES

     The purchase of a Residual Certificate by any employee benefit plan qualified under Code Section 401(a) and exempt from taxation under Code Section 501(a), including most varieties of ERISA Plans, may give rise to "unrelated business taxable income" as described in Sections 511-515 and 860E of the Code. Further, prior to the purchase of Residual Certificates, a prospective purchaser may be required to provide an affidavit to the transferor of the Residual Certificates, the Trustee and the Sponsor that it is not a "disqualified organization", which term as defined herein includes certain tax-exempt entities not subject to Section 511 of the Code, including certain governmental plans. In addition, prior to the transfer of a Residual Certificate, the Trustee or the Sponsor may require an opinion of counsel to the effect that such transfer will not result in a violation of the prohibited transactions provisions of ERISA and the Code and will not subject the Trustee, the Sponsor or the Servicer to additional obligations.

     Due to the complexity of these rules and the penalties imposed upon persons involved in prohibited transactions, it is particularly important that potential Plan investors consult with their counsel regarding the consequences under ERISA and the Code of their acquisition and ownership of Certificates.

                        LEGAL INVESTMENT CONSIDERATIONS

     As will be specified in the applicable Supplement, certain classes of Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), so long as (i) they are rated in one of the two highest rating categories by at least one Rating Agency and (ii) are part of a Series representing interests in a Trust Fund consisting of Mortgage Loans originated by certain types of originators specified in SMMEA. As "mortgage related securities," such classes will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including but not limited to state-chartered depository institutions, insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation, to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Pursuant to SMMEA, a number of states enacted legislation, on or before the October 3, 1991 cut-off for such enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in "mortgage related securities," in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Accordingly, the investors affected by such legislation will be authorized to invest in the Certificates only to the extent provided in such legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in mortgage related securities without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase mortgage related securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. sec. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, the Office of the Comptroller of the Currency (the "OCC") has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards concerning "safety and soundness" and retention of credit information in 12 C.F.R. sec. 1.5), certain "Type IV securities," defined in 12 C.F.R. sec. 1.2(1) to include certain "residential mortgage-related securities." As so defined "residential mortgage-related security" means, in relevant part, "mortgage related security" within the meaning of SMMEA. The National Credit Union Administration ("NCUA") has adopted rules, codified at 12 C.F.R. Part 703 which permit federal credit unions to invest in "mortgage related securities" under certain limited circumstances, other than stripped mortgage related securities, residual interests in mortgage related securities and commercial mortgage related securities, unless the credit union has obtained written approval from the NCUA to participate in the "investment pilot program" described in 12 C.F.R. sec. 703.140.

     All depository institutions considering an investment in the Certificates should review the "Supervisory Policy Statement on Investment Securities and End-User Derivatives Activities" (the "1998 Policy Statement") of the Federal Financial Institutions Examination Council ("FFIEC"), which has been adopted by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the OCC and the Office of Thrift Supervision, effective May 26, 1998, and by the NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth general guidelines which depository institutions must follow in managing risks (including market, credit, liquidity, operational (transaction), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes. Until October 1, 1998, federal credit unions will still be subject to the FFIEC's now-superseded "Supervisory Policy Statement on Securities Activities" dated January 28, 1992, as adopted by the NCUA with certain modifications, which prohibited depository institutions from investing in certain "high-risk mortgage securities," exempt under limited circumstances, and set forth certain investment practices deemed to be unsuitable for regulated institutions.

     Institutions whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by such authorities before purchasing any of the Certificates, as certain Series or classes (in particular, Certificates which are entitled solely or disproportionately to distributions of principal or interest) may be deemed unsuitable investments, or may otherwise be restricted, under such rules, policies or guidelines (in certain instances irrespective of SMMEA).

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest-bearing" or "income-paying," and, with regard to any Certificates issued in book-entry form, provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

     Except as to the status of certain classes of Certificates as "mortgage related securities," no representation is made as to the proper characterization of the Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Certificates) may adversely affect the liquidity of the Certificates.

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the Certificates of any class constitute legal investments or are subject to investment, capital or other restrictions and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to such investor.

                                 LEGAL MATTERS

     Certain legal matters, including the federal income tax consequences to Certificateholders of an investment in the Certificates of a Series, will be passed upon for the Sponsor by Kennedy Covington Lobdell & Hickman, L.L.P., Charlotte, North Carolina, or Cadwalader, Wickersham & Taft, New York, New York, as provided in the related Supplement.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following general discussion represents the opinion of Cadwalader, Wickersham & Taft or Kennedy Covington Lobdell & Hickman, L.L.P. as to the anticipated material federal income tax consequences of the purchase, ownership and disposition of Certificates. The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. The authorities on which this discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. This discussion reflects the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), as well as regulations (the "REMIC Regulations") promulgated by the U.S. Department of the Treasury. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of Certificates.

     For purposes of this discussion, where the applicable Supplement provides for a fixed retained yield with respect to the Mortgage Loans of a Series of Certificates, references to the Mortgage Loans will be deemed to refer to that portion of the Mortgage Loans held by the Trust Fund that does not include the Fixed Retained Yield. References to a "holder" or "Certificateholder" in this discussion generally mean the beneficial owner of a Certificate.

             FEDERAL INCOME TAX CONSEQUENCES FOR REMIC CERTIFICATES

GENERAL

     With respect to a particular Series of Certificates, an election may be made to treat the Trust Fund or one or more segregated pools of assets therein as one or more REMICs within the meaning of Code Section 860D. A Trust Fund or a portion or portions thereof as to which one or more REMIC elections will be made will be referred to as a "REMIC Pool." For purposes of this discussion, Certificates of a Series as to which one or more REMIC elections are made are referred to as "REMIC Certificates" and will consist of one or more Classes of "Regular Certificates" and one Class of "Residual Certificates" in the case of each REMIC Pool. Qualification as a REMIC requires ongoing compliance with certain conditions. With respect to each Series of REMIC Certificates, Cadwalader, Wickersham & Taft or Kennedy Covington Lobdell & Hickman, L.L.P., counsel to the Sponsor, has advised the Sponsor that in each firm's opinion, assuming (i) the making of an appropriate election, (ii) compliance with the Pooling Agreement, and (iii) compliance with any changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder, each REMIC Pool will qualify as a REMIC. In such case, the Regular Certificates will be considered to be "regular interests" in the REMIC Pool and generally will be treated for federal income tax purposes as if they were newly originated debt instruments, and the Residual Certificates will be considered to be "residual interests" in the REMIC Pool. The Supplement for each Series of Certificates will indicate whether one or more REMIC elections with respect to the related Trust Fund will be made, in which event references to "REMIC" or "REMIC Pool" herein shall be deemed to refer to each such REMIC Pool.

STATUS OF REMIC CERTIFICATES

     REMIC Certificates held by a domestic building and loan association will constitute "a regular or residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi) in the same proportion that the assets of the REMIC Pool would be treated as "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Code
Section 7701(a)(19)(C)(v) or as other assets described in Code Section 7701(a)(19)(C). REMIC Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(4)(A), and interest on the Regular Certificates and income with respect to Residual Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code
Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the REMIC Pool would be so treated. If at all times 95% or more of the assets of the REMIC Pool qualify for each of the foregoing treatments, the REMIC Certificates will qualify for the corresponding status in their entirety. For purposes of Code Section 856(c)(4)(A), payments of principal and interest on the Mortgage Loans that are reinvested pending distribution to holders of REMIC Certificates qualify for such treatment. Where two REMIC Pools are a part of a tiered structure they will be treated as one REMIC for purposes of the tests described above respecting asset ownership of more or less than 95%. In addition, if the assets of the REMIC include Buy-Down Loans, it is possible that the percentage of such assets constituting "loans . . . secured by an interest in real property which is . . . residential real property" for purposes of Code
Section 7701(a)(19)(C)(v), may be required to be reduced by the amount of the related Buydown Funds. REMIC Certificates held by a regulated investment company will not constitute "Government securities" within the meaning of Code Section 851(b)(3)(A)(i). REMIC Certificates held by certain financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(1). The Small Business Job Protection Act of 1996 (the "SBJPA of 1996") repealed the reserve method for bad debts of domestic building and loan associations and mutual savings banks, and thus has eliminated the asset category of "qualifying real property loans" in former Code Section 593(d) for taxable years beginning after December 31, 1995. The requirement in the SBJPA of 1996 that such institutions must "recapture" a portion of their existing bad debt reserves is suspended if a certain portion of their assets are maintained in "residential loans" under Code Section 7701(a)(19)(C)(v), but only if such loans were made to acquire, construct or improve the related real property and not for the purpose of refinancing. However, no effort will be made to identify the portion of the Mortgage Loans of any Series meeting this requirement, and no representation is made in this regard.

QUALIFICATION AS A REMIC

     In order for the REMIC Pool to qualify as a REMIC, there must be ongoing compliance on the part of the REMIC Pool with the requirements set forth in the Code. The REMIC Pool must fulfill an asset test, which requires that no more than a de minimis portion of the assets of the REMIC Pool, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of issuance of the REMIC Certificates) and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments." The REMIC Regulations provide a safe harbor pursuant to which the de minimis requirement will be met if at all times the aggregate adjusted basis of the nonqualified assets is less than 1% of the aggregate adjusted basis of all the REMIC Pool's assets. An entity that fails to meet the safe harbor may nevertheless demonstrate that it holds no more than a de minimis amount of nonqualified assets. A REMIC Pool also must provide "reasonable arrangements" to prevent its residual interests from being held by "disqualified organizations" or agents thereof and must furnish applicable tax information to transferors or agents that violate this requirement. See "-- Taxation of Residual Certificates -- Tax-Related Restrictions on Transfer of Residual Certificates -- Disqualified Organizations" below.

     A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC Pool on the Startup Day or is purchased by the REMIC Pool within a three-month period thereafter pursuant to a fixed price contract in effect on the Startup Day. Qualified mortgages include whole mortgage loans, such as the Mortgage Loans, and, generally, certificates of beneficial interest in a grantor trust that holds mortgage loans, regular interests in another REMIC, such as lower-tier regular interests in a tiered REMIC and regular interests in a Financial Asset Securitization Investment Trust (a

"FASIT") within the meaning of Code Section 860L if 95% or more of the value of the assets of the FASIT is at all times attributable to whole mortgage loans such as the Mortgage Loans. The REMIC Regulations specify that loans secured by timeshare interests and shares held by a tenant stockholder in a cooperative housing corporation can be qualified mortgages. A qualified mortgage includes a qualified replacement mortgage, which is any property that would have been treated as a qualified mortgage if it were transferred to the REMIC Pool on the Startup Day and that is received either (i) in exchange for any qualified mortgage within a three-month period thereafter or (ii) in exchange for a "defective obligation" within a two-year period thereafter. A "defective obligation" includes (i) a mortgage in default or as to which default is reasonably foreseeable, (ii) a mortgage as to which a customary representation or warranty made at the time of transfer to the REMIC Pool has been breached,
(iii) a mortgage that was fraudulently procured by the mortgagor, and (iv) a mortgage that was not in fact principally secured by real property (but only if such mortgage is disposed of within 90 days of discovery). A Mortgage Loan that is "defective" as described in clause (iv) that is not sold or, if within two years of the Startup Day, exchanged, within 90 days of discovery, ceases to be a qualified mortgage after such 90-day period.

     Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. A cash flow investment is an investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceeding 13 months, until the next scheduled distribution to holders of interests in the REMIC Pool. A qualified reserve asset is any intangible property held for investment that is part of any reasonably required reserve maintained by the REMIC Pool to provide for payments of expenses of the REMIC Pool or amounts due on the regular or residual interests in the event of defaults (including delinquencies) on the qualified mortgages, lower than expected reinvestment returns, prepayment interest shortfalls and certain other contingencies. The reserve fund will be disqualified if more than 30% of the gross income from the assets in such fund for the year is derived from the sale or other disposition of property held for less than three months, unless required to prevent a default on the regular interests caused by a default on one or more qualified mortgages. A reserve fund must be reduced "promptly and appropriately" as payments on the Mortgage Loans are received. Foreclosure property is real property acquired by the REMIC Pool in connection with the default or imminent default of a qualified mortgage and generally not held beyond the close of the third calendar year following the year in which such property is acquired with an extension that may be granted by the Internal Revenue Service.

     In addition to the foregoing requirements, the various interests in a REMIC Pool also must meet certain requirements. All of the interests in a REMIC Pool must be either of the following: (i) one or more classes of regular interests or
(ii) a single class of residual interests on which distributions, if any, are made pro rata. A regular interest is an interest in a REMIC Pool that is issued on the Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, or consist of a specified, nonvarying portion of the interest payments on qualified mortgages. Such a specified portion may consist of a fixed number of basis points, a fixed percentage of the total interest, or a qualified variable rate, inverse variable rate or difference between two fixed or qualified variable rates on some or all of the qualified mortgages. The specified principal amount of a regular interest that provides for interest payments consisting of a specified, nonvarying portion of interest payments on qualified mortgages may be zero. A residual interest is an interest in a REMIC Pool other than a regular interest that is issued on the Startup Day and that is designated as a residual interest. An interest in a REMIC Pool may be treated as a regular interest even if payments of principal with respect to such interest are subordinated to payments on other regular interests or the residual interest in the REMIC Pool, and are dependent on the absence of defaults or delinquencies on qualified mortgages or permitted investments, lower than reasonably expected returns on permitted investments, unanticipated expenses incurred by the REMIC Pool or prepayment interest shortfalls. Accordingly, the Regular Certificates of a Series will constitute one or more classes of regular interests, and the Residual Certificates with respect to that Series will constitute a single class of residual interests on which distributions are made pro rata.

     If an entity, such as the REMIC Pool, fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In this event, an entity with multiple classes of ownership interests may be treated as a separate association taxable as a corporation under Treasury regulations, and the Regular Certificates may be treated as equity interests therein. The Code, however, authorizes the Treasury Department to issue regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith, and disqualification of the REMIC Pool would occur absent regulatory relief. Investors should be aware, however, that the Conference Committee Report to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC Pool's income for the period of time in which the requirements for REMIC status are not satisfied.

TAXATION OF REGULAR CERTIFICATES

  General

     In general, interest, original issue discount, and market discount on a Regular Certificate will be treated as ordinary income to a holder of the Regular Certificate (the "Regular Certificateholder"), and principal payments on a Regular Certificate will be treated as a return of capital to the extent of the Regular Certificateholder's basis in the Regular Certificate allocable thereto (other than accrued market discount not previously reported as income). Regular Certificateholders must use the accrual method of accounting with regard to Regular Certificates, regardless of the method of accounting otherwise used by such Regular Certificateholders.

  Original Issue Discount

     Accrual Certificates will be, and other classes of Regular Certificates may be, issued with "original issue discount" within the meaning of Code Section 1273(a). Holders of any Class of Regular Certificates having original issue discount generally must include original issue discount in ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The following discussion is based in part on temporary and final Treasury regulations issued on February 2, 1994, as amended on June 14, 1996, (the "OID Regulations") under Code Sections 1271 through 1273 and 1275 and in part on the provisions of the 1986 Act. Regular Certificateholders should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Regular Certificates. To the extent such issues are not addressed in such regulations, it is anticipated that the Trustee will apply the methodology described in the Conference Committee Report to the 1986 Act. No assurance can be provided that the Internal Revenue Service will not take a different position as to those matters not currently addressed by the OID Regulations. Moreover, the OID Regulations include an anti-abuse rule allowing the Internal Revenue Service to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of the applicable statutory provisions. A tax result will not be considered unreasonable under the anti-abuse rule in the absence of a substantial effect on the present value of a taxpayer's tax liability. Investors are advised to consult their own tax advisors as to the discussion herein and the appropriate method for reporting interest and original issue discount with respect to the Regular Certificates.

     Each Regular Certificate (except to the extent described below with respect to a Regular Certificate on which principal is distributed in a single installment or by lots of specified principal amounts upon the request of a Certificateholder or by random lot (a "Non-Pro Rata Certificate")) will be treated as a single installment obligation for purposes of determining the original issue discount includible in a Regular Certificateholder's income. The total amount of original issue discount on a Regular Certificate is the excess of the "stated redemption price at maturity" of the Regular Certificate over its "issue price." The issue price of a Class of Regular Certificates offered pursuant to this Prospectus generally is the first price at which a substantial amount of such Class is sold to the public (excluding bond houses, brokers and underwriters). Although unclear under the OID Regulations, it is anticipated that the Trustee will treat the issue price of a Class as to which there is no substantial sale as of the issue date or that is retained by the Sponsor as the fair market value of that Class as of the issue date. The issue price of a Regular Certificate also includes any amount paid by an initial Regular Certificateholder for accrued interest that relates to a period prior to the issue date of the Regular Certificate, unless the Regular Certificateholder elects on its federal income tax return to exclude such amount from the issue price and to recover it on the first Distribution Date. The stated redemption price at maturity of a Regular Certificate always includes the original principal amount of the Regular Certificate, but generally will not include distributions of interest if such distributions constitute "qualified stated interest." Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or a qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Regular Certificate. Because there is no penalty or default remedy in the case of nonpayment of interest with respect to a Regular Certificate, it is possible that no interest on any Class of Regular Certificates will be treated as qualified stated interest. However, except as provided in the following three sentences or in the applicable Supplement, because the underlying Mortgage Loans provide for remedies in the event of default, it is anticipated that the Trustee will treat interest with respect to the Regular Certificates as qualified stated interest. Distributions of interest on a Accrual Certificate, or on other Regular Certificates with respect to which deferred interest will accrue, will not constitute qualified stated interest, in which case the stated redemption price at maturity of such Regular Certificates includes all distributions of interest as well as principal thereon. Likewise, it is anticipated that the Trustee will treat an interest-only Class or a Class on which interest is substantially disproportionate to its principal amount (a so-called "super-premium" Class) as having no qualified stated interest. Where the interval between the issue date and the first Distribution Date on a Regular Certificate is shorter than the interval between subsequent Distribution Dates, the interest attributable to the additional days will be included in the stated redemption price at maturity.

     Under a de minimis rule, original issue discount on a Regular Certificate will be considered to be zero if such original issue discount is less than 0.25% of the stated redemption price at maturity of the Regular Certificate multiplied by the weighted average maturity of the Regular Certificate. For this purpose, the weighted average maturity of the Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Regular Certificate and the denominator of which is the stated redemption price at maturity of the Regular Certificate. The Conference Committee Report to the 1986 Act provides that the schedule of such distributions should be determined in accordance with the assumed rate of prepayment of the Mortgage Loans (the "Prepayment Assumption") and the anticipated reinvestment rate, if any, relating to the Regular Certificates. The Prepayment Assumption with respect to a Series of Regular Certificates will be set forth in the applicable Supplement. Holders generally must report de minimis original issue discount pro rata as principal payments are received, and such income will be capital gain if the Regular Certificate is held as a capital asset. Under the OID Regulations, however, Regular Certificateholders may elect to accrue all de minimis original issue discount as well as market discount and market premium, under the constant yield method. See "-- Election to Treat All Interest Under the Constant Yield Method" below.

     A Regular Certificateholder generally must include in gross income for any taxable year the sum of the "daily portions," as defined below, of the original issue discount on the Regular Certificate accrued during an accrual period for each day on which it holds the Regular Certificate, including the date of purchase but excluding the date of disposition. The Trustee will treat the monthly period ending on the day before each Distribution Date as the accrual period. With respect to each Regular Certificate, a calculation will be made of the original issue discount that accrues during each successive full accrual period (or shorter period from the date of original issue) that ends on the day before the related Distribution Date on the Regular Certificate. The Conference Committee Report to the 1986 Act states that the rate of accrual of original issue discount is intended to be based on the Prepayment Assumption. Other than as discussed below with respect to a Non-Pro Rata Certificate, the original issue discount accruing in a full accrual period would be the excess, if any, of
(i) the sum of (a) the present value of all of the remaining distributions to be made on the Regular Certificate as of the end of that accrual period, and (b) the distributions made on the Regular Certificate during the accrual period that are included in the Regular Certificate's stated redemption price at maturity, over (ii) the adjusted issue price of the Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence is calculated based on (i) the yield to maturity of the Regular Certificate at the issue date, (ii) events (including actual prepayments) that have occurred prior to the end of the accrual period, and (iii) the Prepayment Assumption. For these purposes, the adjusted issue price of a Regular Certificate at the beginning of any accrual period equals the issue price of the Regular Certificate, increased by the aggregate amount of original issue discount with respect to the Regular Certificate that accrued in all prior accrual periods and reduced by the amount of distributions included in the Regular Certificate's stated redemption price at maturity that were made on the Regular Certificate in such prior periods. The original issue discount accruing during any accrual period (as determined in this paragraph) will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period. With respect to an initial accrual period shorter than a full accrual period, the daily portions of original issue discount must be determined according to an appropriate allocation under any reasonable method.

     Under the method described above, the daily portions of original issue discount required to be included in income by a Regular Certificateholder generally will increase to take into account prepayments on the Regular Certificates as a result of prepayments on the Mortgage Loans that exceed the Prepayment Assumption, and generally will decrease (but not below zero for any period) if the prepayments are slower than the Prepayment Assumption. An increase in prepayments on the Mortgage Loans with respect to a Series of Regular Certificates can result in both a change in the priority of principal payments with respect to certain Classes (each, a "Class") of Regular Certificates and either an increase or decrease in the daily portions of original issue discount with respect to such Regular Certificates.

     In the case of a Non-Pro Rata Certificate, it is anticipated that the Trustee will determine the yield to maturity of such Certificate based upon the anticipated payment characteristics of the Class as a whole under the Prepayment Assumption. In general, the original issue discount accruing on each Non-Pro Rata Certificate in a full accrual period would be its allocable share of the original issue discount with respect to the entire Class, as determined in accordance with the preceding paragraph. However, in the case of a distribution in retirement of the entire unpaid principal balance of any Non-Pro Rata Certificate (or portion of such unpaid principal balance), (a) the remaining unaccrued original issue discount allocable to such Certificate (or to such portion) will accrue at the time of such distribution, and (b) the accrual of original issue discount allocable to each remaining Certificate of such Class (or the remaining unpaid principal balance of a partially redeemed Non-Pro Rata Certificate after a distribution of principal has been received) will be adjusted by reducing the present value of the remaining payments on such Class and the adjusted issue price of such Class to the extent attributable to the portion of the unpaid principal balance thereof that was distributed. The Sponsor believes that the foregoing treatment is consistent with the "pro rata prepayment" rules of the OID Regulations, but with the rate of accrual of original issue discount determined based on the Prepayment Assumption for the Class as a whole. Investors are advised to consult their tax advisors as to this treatment.

  Acquisition Premium

     A purchaser of a Regular Certificate at a price greater than its adjusted issue price but less than its stated redemption price at maturity will be required to include in gross income the daily portions of the original issue discount on the Regular Certificate reduced pro rata by a fraction, the numerator of which is the excess of its purchase price over such adjusted issue price and the denominator of which is the excess of the remaining stated redemption price at maturity over the adjusted issue price. Alternatively, such a subsequent purchaser may elect to treat all such acquisition premium under the constant yield method, as described below under the heading "-- Election to Treat All Interest Under the Constant Yield Method" below.

  Variable Rate Regular Certificates

     Regular Certificates may provide for interest based on a variable rate. Under the OID Regulations, interest is treated as payable at a variable rate if, generally, (i) the issue price does not exceed the original principal balance by more than a specified amount and (ii) the interest compounds or is payable at least annually at current values of (a) one or more "qualified floating rates," (b) a single fixed rate and one or more qualified floating rates, (c) a single "objective rate," or (d) a single fixed rate and a single objective rate that is a "qualified inverse floating rate." A floating rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds, where such rate is subject to a fixed multiple that is greater than 0.65 but not more than 1.35. Such rate may also be increased or decreased by a fixed spread or subject to a fixed cap or floor, or a cap or floor that is not reasonably expected as of the issue date to affect the yield of the instrument significantly. An objective rate is any rate (other than a qualified floating rate) that is determined using a single fixed formula and that is based on objective financial or economic information, provided that such information is not (i) within the control of the issuer or a related party or (ii) unique to the circumstances of the issuer or a related party. A qualified inverse floating rate is a rate equal to a fixed rate minus a qualified floating rate that inversely reflects contemporaneous variations in the cost of newly borrowed funds; an inverse floating rate that is not a qualified inverse floating rate may nevertheless be an objective rate. A Class of Regular Certificates may be issued under this Prospectus that does not have a variable rate under the foregoing rules, for example, a Class that bears different rates at different times during the period it is outstanding such that it is considered significantly "front-loaded" or "back-loaded" within the meaning of the OID Regulations. It is possible that such a Class may be considered to bear "contingent interest" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to Regular Certificates. However, if final regulations dealing with contingent interest with respect to Regular Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion than would be the case under the OID Regulations for non-contingent debt instruments. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Regular Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate treatment of any Regular Certificate that does not pay interest at a fixed rate or variable rate as described in this paragraph.

     Under the REMIC Regulations, a Regular Certificate (i) bearing a rate that qualifies as a variable rate under the OID Regulations that is tied to current values of a variable rate (or the highest, lowest or average of two or more variable rates, including a rate based on the average cost of funds of one or more financial institutions), or a positive or negative multiple of such a rate (plus or minus a specified number of basis points), or that represents a weighted average of rates on some or all of the Mortgage Loans, including such a rate that is subject to one or more caps or floors, or (ii) bearing one or more such variable rates for one or more periods, or one or more fixed rates for one or more periods, and a different variable rate or fixed rate for other periods, qualifies as a regular interest in a REMIC. Accordingly, unless otherwise indicated in the applicable Supplement, it is anticipated that the Trustee will treat Regular Certificates that qualify as regular interests under this rule in the same manner as obligations bearing a variable rate for original issue discount reporting purposes.

     The amount of original issue discount with respect to a Regular Certificate bearing a variable rate of interest will accrue in the manner described above under "-- Original Issue Discount," with the yield to maturity and future payments on such Regular Certificate generally to be determined by assuming that interest will be payable for the life of the Regular Certificate based on the initial rate (or, if different, the value of the applicable variable rate as of the pricing date) for the relevant Class. Unless required otherwise by applicable final regulations, it is anticipated that the Trustee will treat such variable interest as qualified stated interest, other than variable interest on an interest-only or super-premium Class, which will be treated as non-qualified stated interest includible in the stated redemption price at maturity. Ordinary income reportable for any period will be adjusted based on subsequent changes in the applicable interest rate index.

     Although unclear under the OID Regulations, unless required otherwise by applicable final regulations, it is anticipated that the Trustee will treat Regular Certificates bearing an interest rate that is a weighted average of the net interest rates on Mortgage Loans as having qualified stated interest, except to the extent that initial "teaser" rates cause sufficiently "back-loaded" interest to create more than de minimis original issue discount. The yield on such Regular Certificates for purposes of accruing original issue discount will be a hypothetical fixed-rate based on the fixed rates, in the case of fixed rate Mortgage Loans, and initial "teaser rates" followed by fully indexed rates, in the case of adjustable-rate Mortgage Loans. In the case of adjustable-rate Mortgage Loans, the applicable index used to compute interest on the Mortgage Loans in effect on the pricing date (or possibly the issue date) will be deemed to be in effect beginning with the period in which the first weighted average adjustment date occurring after the issue date occurs. Adjustments will be made in each accrual period either increasing or decreasing the amount of ordinary income reportable to reflect the actual Pass-Through Rate on the Regular Certificates.

  Market Discount

     A purchaser of a Regular Certificate also may be subject to the market discount rules of Code Sections 1276 through 1278. Under these sections and the principles applied by the OID Regulations in the context of original issue discount, "market discount" is the amount by which the purchaser's original basis in the Regular Certificate (i) is exceeded by the then-current principal amount of the Regular Certificate, or (ii) in the case of a Regular Certificate having original issue discount, is exceeded by the adjusted issue price of such Regular Certificate at the time of purchase. Such purchaser generally will be required to recognize ordinary income to the extent of accrued market discount on such Regular Certificate as distributions includible in the stated redemption price at maturity thereof are received, in an amount not exceeding any such distribution. Such market discount would accrue in a manner to be provided in Treasury regulations and should take into account the Prepayment Assumption. The Conference Committee Report to the 1986 Act provides that until such regulations are issued, such market discount would accrue either (i) on the basis of a constant interest rate, or (ii) in the ratio of stated interest allocable to the relevant period to the sum of the interest for such period plus the remaining interest as of the end of such period, or in the case of a Regular Certificate issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the sum of the original issue discount accrued for such period plus the remaining original issue discount as of the end of such period. Such purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the Regular Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial distributions in reduction of the stated redemption price at maturity were received. Such purchaser will be required to defer deduction of a portion of the excess of the interest paid or accrued on indebtedness incurred to purchase or carry a Regular Certificate over the interest distributable thereon. The deferred portion of such interest expense in any taxable year generally will not exceed the accrued market discount on the Regular Certificate for such year. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the Regular Certificate is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the Regular Certificateholder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by such Regular Certificateholder in that taxable year or thereafter, in which case the interest deferral rule will not apply. See "-- Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which such election may be deemed to be made.

     By analogy to the OID Regulations, market discount with respect to a Regular Certificate will be considered to be zero if such market discount is less than 0.25% of the remaining stated redemption price at maturity of such Regular Certificate multiplied by the weighted average maturity of the Regular Certificate (determined as described above in the third paragraph under "-- Original Issue Discount") remaining after the date of purchase. It appears that de minimis market discount would be reported in a manner similar to de minimis original issue discount. See "-- Original Issue Discount" above. Treasury regulations implementing the market discount rules have not yet been issued, and therefore investors should consult their own tax advisors regarding the application of these rules. Investors should also consult Revenue Procedure 92-67 concerning the elections to include market discount in income currently and to accrue market discount on the basis of the constant yield method.

  Premium

     A Regular Certificate purchased at a cost greater than its remaining stated redemption price at maturity generally is considered to be purchased at a premium. If the Regular Certificateholder holds such Regular Certificate as a "capital asset" within the meaning of Code Section 1221, the Regular Certificateholder may elect under Code Section 171 to amortize such premium under the constant yield method. Such election will apply to all debt obligations acquired by the Regular Certificateholder at a premium held in that taxable year or thereafter, unless revoked with the permission of the Internal Revenue Service. The Conference Committee Report to the 1986 Act indicates a Congressional intent that the same rules that apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Code Section 171 on installment obligations such as the Regular Certificates, although it is unclear whether the alternatives to the constant interest method described above under "-- Market Discount" are available. Amortizable bond premium will be treated as an offset to interest income on a Regular Certificate, rather than as a separate deduction item. See "-- Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which the Code Section 171 election may be deemed to be made.

  Election to Treat All Interest Under the Constant Yield Method

     A holder of a debt instrument such as a Regular Certificate may elect to treat all interest that accrues on the instrument using the constant yield method, with none of the interest being treated as qualified stated interest. For purposes of applying the constant yield method to a debt instrument subject to such an election, (i) "interest" includes stated interest, original issue discount, de minimis original issue discount, market discount and de minimis market discount, as adjusted by any amortizable bond premium or acquisition premium and (ii) the debt instrument is treated as if the instrument were issued on the holder's acquisition date in the amount of the holder's adjusted basis immediately after acquisition. It is unclear whether, for this purpose, the initial Prepayment Assumption would continue to apply or if a new prepayment assumption as of the date of the holder's acquisition would apply. A holder generally may make such an election on an instrument by instrument basis or for a class or group of debt instruments. However, if the holder makes such an election with respect to a debt instrument with amortizable bond premium or with market discount, the holder is deemed to have made elections to amortize bond premium or to report market discount income currently as it accrues under the constant yield method, respectively, for all premium bonds held or market discount bonds acquired by the holder in the same taxable year or thereafter. The election is made on the holder's federal income tax return for the year in which the debt instrument is acquired and is irrevocable except with the approval of the Internal Revenue Service. Investors should consult their own tax advisors regarding the advisability of making such an election.

  Treatment of Losses

     Regular Certificateholders will be required to report income with respect to Regular Certificates on the accrual method of accounting, without giving effect to delays or reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans, except to the extent it can be established that such amounts are uncollectible. Accordingly, the holder of a Regular Certificate, particularly a Subordinate Certificate, may have income, or may incur a diminution in cash flow as a result of a default or delinquency, but may not be able to take a deduction (subject to the discussion below) for the corresponding loss until a subsequent taxable year. In this regard, investors are cautioned that while they may generally cease to accrue interest income if it reasonably appears that the interest will be uncollectible, the Internal Revenue Service may take the position that original issue discount must continue to be accrued in spite of its uncollectibility until the debt instrument is disposed of in a taxable transaction or becomes worthless in accordance with the rules of Code Section 166. To the extent the rules of Code Section 166 regarding bad debts are applicable, it appears that Regular Certificateholders that are corporations or that otherwise hold the Regular Certificates in connection with a trade or business should in general be allowed to deduct as an ordinary loss such loss with respect to principal sustained during the taxable year on account of any such Regular Certificates becoming wholly or partially worthless, and that, in general, Regular Certificateholders that are not corporations and do not hold the Regular Certificates in connection with a trade or business should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of a portion of any such Regular Certificates becoming wholly worthless. Although the matter is not free from doubt, such non-corporate Regular Certificateholders should be allowed a bad debt deduction at such time as the principal balance of such Regular Certificates is reduced to reflect losses resulting from any liquidated Mortgage Loans. The Internal Revenue Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect such losses only after all the Mortgage Loans remaining in the Trust Fund have been liquidated or the applicable Class of Regular Certificates has been otherwise retired. The Internal Revenue Service could also assert that losses on the Regular Certificates are deductible based on some other method that may defer such deductions for all holders, such as reducing future cash flow for purposes of computing original issue discount. This may have the effect of creating "negative" original issue discount which would be deductible only against future positive original issue discount or otherwise upon termination of the Class. Regular Certificateholders are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Regular Certificates. While losses attributable to interest previously reported as income should be deductible as ordinary losses by both corporate and non-corporate holders, the Internal Revenue Service may take the position that losses attributable to accrued original issue discount may only be deducted as capital losses in the case of non-corporate holders who do not hold the Regular Certificates in connection with a trade or business. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on Regular Certificates.

  Sale or Exchange of Regular Certificates

     If a Regular Certificateholder sells or exchanges a Regular Certificate, the Regular Certificateholder will recognize gain or loss equal to the difference, if any, between the amount received and its adjusted basis in the Regular Certificate. The adjusted basis of a Regular Certificate generally will equal the cost of the Regular Certificate to the seller, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Regular Certificate and reduced by amounts included in the stated redemption price at maturity of the Regular Certificate that were previously received by the seller, by any amortized premium and by any recognized losses.

     Except as described above with respect to market discount, and except as provided in this paragraph, any gain or loss on the sale or exchange of a Regular Certificate realized by an investor who holds the Regular Certificate as a capital asset will be capital gain or loss and will be long-term or short-term depending on whether the Regular Certificate has been held for the applicable holding period (as described below). Such gain will be treated as ordinary income (i) if a Regular Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable federal rate under Code Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction,
(ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates, or (iii) to the extent that such gain does not exceed the excess, if any, of (a) the amount that would have been includible in the gross income of the holder if its yield on such Regular Certificate were 110% of the applicable federal rate as of the date of purchase, over (b) the amount of income actually includible in the gross income of such holder with respect to such Regular Certificate. In addition, gain or loss recognized from the sale of a Regular Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c). Capital gains of certain non-corporate taxpayers generally are subject to a lower maximum tax rate (20%) than ordinary income of such taxpayers (39.6%) for property held for more than one year. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

TAXATION OF RESIDUAL CERTIFICATES

  Taxation of REMIC Income

     Generally, the "daily portions" of REMIC taxable income or net loss will be includible as ordinary income or loss in determining the federal taxable income of holders of Residual Certificates ("Residual Holders"), and will not be taxed separately to the REMIC Pool. The daily portions of REMIC taxable income or net loss of a Residual Holder are determined by allocating the REMIC Pool's taxable income or net loss for each calendar quarter ratably to each day in such quarter and by allocating such daily portion among the Residual Holders in proportion to their respective holdings of Residual Certificates in the REMIC Pool on such day. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except, in addition to certain other adjustments, that (i) the limitations on deductibility of investment interest expense and expenses for the production of income do not apply, (ii) all bad loans will be deductible as business bad debts and (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply. The REMIC Pool's gross income includes interest, original issue discount income and market discount income, if any, on the Mortgage Loans, reduced by amortization of any premium on the Mortgage Loans, plus income from amortization of issue premium, if any, on the Regular Certificates, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the Regular Certificates. The REMIC Pool's deductions include interest and original issue discount expense on the Regular Certificates, servicing fees on the Mortgage Loans, other administrative expenses of the REMIC Pool and realized losses on the Mortgage Loans. The requirement that Residual Holders report their pro rata share of taxable income or net loss of the REMIC Pool will continue until there are no Certificates of any Class of the related Series outstanding.

     The taxable income recognized by a Residual Holder in any taxable year will be affected by, among other factors, the relationship between the timing of recognition of interest and original issue discount or market discount income or amortization of premium with respect to the Mortgage Loans, on the one hand, and the timing of deductions for interest (including original issue discount) or income from amortization of issue premium on the Regular Certificates on the other hand. In the event that an interest in the Mortgage Loans is acquired by the REMIC Pool at a discount, and one or more of such Mortgage Loans is prepaid, the Residual Holder may recognize taxable income without being entitled to receive a corresponding amount of cash because (i) the prepayment may be used in whole or in part to make distributions in reduction of principal on the Regular Certificates and (ii) the discount on the Mortgage Loans which is includible in income may exceed the deduction allowed upon such distributions on those Regular Certificates on account of any unaccrued original issue discount relating to those Regular Certificates. When there is more than one Class of Regular Certificates that distribute principal sequentially, this mismatching of income and deductions is particularly likely to occur in the early years following issuance of the Regular Certificates when distributions in reduction of principal are being made in respect of earlier Classes of Regular Certificates to the extent that such Classes are not issued with substantial discount or are issued at a premium. If taxable income attributable to such a mismatching is realized, in general, losses would be allowed in later years as distributions on the later maturing Classes of Regular Certificates are made. Taxable income may also be greater in earlier years than in later years as a result of the fact that interest expense deductions, expressed as a percentage of the outstanding principal amount of such a Series of Regular Certificates, may increase over time as distributions in reduction of principal are made on the lower yielding Classes of Regular Certificates, whereas, to the extent the REMIC Pool consists of fixed-rate Mortgage Loans, interest income with respect to any given Mortgage Loan will remain constant over time as a percentage of the outstanding principal amount of that loan. Consequently, Residual Holders must have sufficient other sources of cash to pay any federal, state, or local income taxes due as a result of such mismatching or unrelated deductions against which to offset such income, subject to the discussion of "excess inclusions" below under "-- Limitations on Offset or Exemption of REMIC Income." The timing of such mismatching of income and deductions described in this paragraph, if present with respect to a Series of Certificates, may have a significant adverse effect upon a Residual Holder's after-tax rate of return. In addition, a Residual Holder's taxable income during certain periods may exceed the income reflected by such Residual Holder for such periods in accordance with generally accepted accounting principles. Investors should consult their own accountants concerning the accounting treatment of their investment in Residual Certificates.

  Basis and Losses

     The amount of any net loss of the REMIC Pool that may be taken into account by the Residual Holder is limited to the adjusted basis of the Residual Certificate as of the close of the quarter (or time of disposition of the Residual Certificate if earlier), determined without taking into account the net loss for the quarter. The initial adjusted basis of a purchaser of a Residual Certificate is the amount paid for such Residual Certificate. Such adjusted basis will be increased by the amount of taxable income of the REMIC Pool reportable by the Residual Holder and will be decreased (but not below zero), first, by a cash distribution from the REMIC Pool and, second, by the amount of loss of the REMIC Pool reportable by the Residual Holder. Any loss that is disallowed on account of this limitation may be carried over indefinitely with respect to the Residual Holder as to whom such loss was disallowed and may be used by such Residual Holder only to offset any income generated by the same REMIC Pool.

     A Residual Holder will not be permitted to amortize directly the cost of its Residual Certificate as an offset to its share of the taxable income of the related REMIC Pool. However, that taxable income will not include cash received by the REMIC Pool that represents a recovery of the REMIC Pool's basis in its assets. Such recovery of basis by the REMIC Pool will have the effect of amortization of the issue price of the Residual Certificates over their life. However, in view of the possible acceleration of the income of Residual Holders described above under "-- Taxation of REMIC Income," the period of time over which such issue price is effectively amortized may be longer than the economic life of the Residual Certificates.

     A Residual Certificate may have a negative value if the net present value of anticipated tax liabilities exceeds the present value of anticipated cash flows. The REMIC Regulations appear to treat the issue price of such a residual interest as zero rather than such negative amount for purposes of determining the REMIC Pool's basis in its assets. The preamble to the REMIC Regulations states that the Internal Revenue Service may provide future guidance on the proper tax treatment of payments made by a transferor of such a residual interest to induce the transferee to acquire the interest, and Residual Holders should consult their own tax advisors in this regard.

     Further, to the extent that the initial adjusted basis of a Residual Holder (other than an original holder) in the Residual Certificate is greater than the corresponding portion of the REMIC Pool's basis in the Mortgage Loans, the Residual Holder will not recover a portion of such basis until termination of the REMIC Pool unless future Treasury regulations provide for periodic adjustments to the REMIC income otherwise reportable by such holder. The REMIC Regulations currently in effect do not so provide. See "-- Treatment of Certain Items of REMIC Income and Expense -- Market Discount" below regarding the basis of Mortgage Loans to the REMIC Pool and "-- Sale or Exchange of a Residual Certificate" below regarding possible treatment of a loss upon termination of the REMIC Pool as a capital loss.

  Treatment of Certain Items of REMIC Income and Expense

     Although the Sponsor intends to compute REMIC income and expense in accordance with the Code and applicable regulations, the authorities regarding the determination of specific items of income and expense are subject to differing interpretations. The Sponsor makes no representation as to the specific method that it will use for reporting income with respect to the Mortgage Loans and expenses with respect to the Regular Certificates and different methods could result in different timing of reporting of taxable income or net loss to Residual Holders or differences in capital gain versus ordinary income.

     Original Issue Discount and Premium. Generally, the REMIC Pool's deductions for original issue discount and income from amortization of issue premium will be determined in the same manner as original issue discount income on Regular Certificates as described above under "-- Taxation of Regular Certificates -- Original Issue Discount" and "-- Variable Rate Regular Certificates," without regard to the de minimis rule described therein, and "-- Premium."

     Market Discount. The REMIC Pool will have market discount income in respect of Mortgage Loans if, in general, the basis of the REMIC Pool in such Mortgage Loans is exceeded by their unpaid principal balances. The REMIC Pool's basis in such Mortgage Loans is generally the fair market value of the Mortgage Loans immediately after the transfer thereof to the REMIC Pool. The REMIC Regulations provide that such basis is equal in the aggregate to the issue prices of all regular and residual interests in the REMIC Pool. The accrued portion of such market discount would be recognized currently as an item of ordinary income in a manner similar to original issue discount. Market discount income generally should accrue in the manner described above under "-- Taxation of Regular Certificates -- Market Discount."

     Premium. Generally, if the basis of the REMIC Pool in the Mortgage Loans exceeds the unpaid principal balances thereof, the REMIC Pool will be considered to have acquired such Mortgage Loans at a premium equal to the amount of such excess. As stated above, the REMIC Pool's basis in Mortgage Loans is the fair market value of the Mortgage Loans, based on the aggregate of the issue prices of the regular and residual interests in the REMIC Pool immediately after the transfer thereof to the REMIC Pool. In a manner analogous to the discussion above under "-- Taxation of Regular Certificates -- Premium," a person that holds a Mortgage Loan as a capital asset under Code Section 1221 may elect under Code Section 171 to amortize premium on Mortgage Loans originated after September 27, 1985 under the constant yield method. Amortizable bond premium will be treated as an offset to interest income on the Mortgage Loans, rather than as a separate deduction item. Because substantially all of the mortgagors on the Mortgage Loans are expected to be individuals, Code Section 171 will not be available for premium on Mortgage Loans originated on or prior to September 27, 1985. Premium with respect to such Mortgage Loans may be deductible in accordance with a reasonable method regularly employed by the holder thereof. The allocation of such premium pro rata among principal payments should be considered a reasonable method; however, the Internal Revenue Service may argue that such premium should be allocated in a different manner, such as allocating such premium entirely to the final payment of principal.

  Limitations on Offset or Exemption of REMIC Income

     A portion (or all) of the REMIC taxable income includible in determining the federal income tax liability of a Residual Holder will be subject to special treatment. That portion, referred to as the "excess inclusion," is equal to the excess of REMIC taxable income for the calendar quarter allocable to a Residual Certificate over the daily accruals for such quarterly period of (i) 120% of the long-term applicable federal rate that would have applied to the Residual Certificate (if it were a debt instrument) on the Startup Day under Code Section 1274(d), multiplied by (ii) the adjusted issue price of such Residual Certificate at the beginning of such quarterly period. For this purpose, the adjusted issue price of a Residual Certificate at the beginning of a quarter is the issue price of the Residual Certificate, plus the amount of such daily accruals of REMIC income described in this paragraph for all prior quarters, decreased by any distributions made with respect to such Residual Certificate prior to the beginning of such quarterly period. Accordingly, the portion of the REMIC Pool's taxable income that will be treated as excess inclusions will be a larger portion of such income as the adjusted issue price of the Residual Certificates diminishes.

     The portion of a Residual Holder's REMIC taxable income consisting of the excess inclusions generally may not be offset by other deductions, including net operating loss carryforwards, on such Residual Holder's return. However, net operating loss carryovers are determined without regard to excess inclusion income. Further, if the Residual Holder is an organization subject to the tax on unrelated business income imposed by Code Section 511, the Residual Holder's excess inclusions will be treated as unrelated business taxable income of such Residual Holder for purposes of Code Section 511. In addition, REMIC taxable income is subject to 30% withholding tax with respect to certain persons who are not U.S. Persons (as defined below under "-- Tax-Related Restrictions on Transfer of Residual Certificates -- Foreign Investors"), and the portion thereof attributable to excess inclusions is not eligible for any reduction in the rate of withholding tax (by treaty or otherwise). See "-- Taxation of Certain Foreign Investors -- Residual Certificates" below. Finally, if a real estate investment trust or a regulated investment company owns a Residual Certificate, a portion (allocated under Treasury regulations yet to be issued) of dividends paid by the real estate investment trust or regulated investment company could not be offset by net operating losses of its shareholders, would constitute unrelated business taxable income for tax-exempt shareholders, and would be ineligible for reduction of withholding to certain persons who are not U.S. Persons. The SBJPA of 1996 has eliminated the special rule permitting
Section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from Residual Certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to Residual Certificates continuously held by a thrift institution since November 1, 1995.

     In addition, the SBJPA of 1996 provides three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a Residual Holder. First, alternative minimum taxable income for a Residual Holder is determined without regard to the special rule, discussed above, that taxable income cannot be less than excess inclusions. Second, a Residual Holder's alternative minimum taxable income for a taxable year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deduction must be computed without regard to any excess inclusions. These rules are effective for taxable years beginning after December 31, 1986, unless a Residual Holder elects to have such rules apply only to taxable years beginning after August 20, 1996.

  Tax-Related Restrictions on Transfer of Residual Certificates

     Disqualified Organizations. If any legal or beneficial interest in a Residual Certificate is transferred to a Disqualified Organization (as defined below), a tax would be imposed in an amount equal to the product of (i) the present value of the total anticipated excess inclusions with respect to such Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The REMIC Regulations provide that the anticipated excess inclusions are based on actual prepayment experience to the date of the transfer and projected payments based on the Prepayment Assumption. The present value rate equals the applicable federal rate under Code Section 1274(d) as of the date of the transfer for a term ending with the last calendar quarter in which excess inclusions are expected to accrue. Such rate is applied to the anticipated excess inclusions from the end of the remaining calendar quarters in which they arise to the date of the transfer. Such a tax generally would be imposed on the transferor of the Residual Certificate, except that where such transfer is through an agent (including a broker, nominee or other middleman) for a Disqualified Organization, the tax would instead be imposed on such agent. However, a transferor of a Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit stating that the transferee is not a Disqualified Organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. The tax also may be waived by the Internal Revenue Service if the Disqualified Organization promptly disposes of the Residual Certificate and the transferor pays income tax at the highest corporate rate on the excess inclusion for the period the Residual Certificate is actually held by the Disqualified Organization.

     In addition, if a Pass-Through Entity (as defined below) has excess inclusion income with respect to a Residual Certificate during a taxable year and a Disqualified Organization is the record holder of an equity interest in such entity, then a tax is imposed on such entity equal to the product of (i) the amount of excess inclusions that are allocable to the interest in the Pass-Through Entity during the period such interest is held by such Disqualified Organization, and (ii) the highest marginal federal corporate income tax rate. Such tax would be deductible from the ordinary gross income of the Pass-Through Entity for the taxable year. The Pass-Through Entity would not be liable for such tax if it has received an affidavit from such record holder that it is not a Disqualified Organization or stating such holder's taxpayer identification number and, during the period such person is the record holder of the Residual Certificate, the Pass-Through Entity does not have actual knowledge that such affidavit is false.

     For taxable years beginning on or after January 1, 1998, if an "electing large partnership" holds a Residual Certificate, all interests in the electing large partnership are treated as held by Disqualified Organizations for purposes of the tax imposed upon a Pass-Through Entity by Section 860E(c) of the Code. An exception to this tax, otherwise available to a Pass-Through Entity that is furnished certain affidavits by record holders of interests in the entity and that does not know such affidavits are false, is not available to an electing large partnership.

     For these purposes, (i) "Disqualified Organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (provided, that such term does not include an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), and any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511, (ii) "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate and certain corporations operating on a cooperative basis, and (iii) an "electing large partnership" means any partnership having more than 100 members during the preceding tax year (other than certain service partnerships and commodity pools), which elect to apply simplified reporting provisions under the Code. Except as may be provided in Treasury regulations, any person holding an interest in a Pass-Through Entity as a nominee for another will, with respect to such interest, be treated as a Pass-Through Entity.

     The Pooling Agreement with respect to a Series will provide that no legal or beneficial interest in a Residual Certificate may be transferred or registered unless (i) the proposed transferee furnishes to the Sponsor and the Trustee an affidavit providing its taxpayer identification number and stating that such transferee is the beneficial owner of the Residual Certificate and is not a Disqualified Organization and is not purchasing such Residual Certificate on behalf of a Disqualified Organization (i.e., as a broker, nominee or middleman thereof) and (ii) the transferor provides a statement in writing to the Sponsor and the Trustee that it has no actual knowledge that such affidavit is false. Moreover, the Pooling Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Each Residual Certificate with respect to a Series will bear a legend referring to such restrictions on transfer, and each Residual Holder will be deemed to have agreed, as a condition of ownership thereof, to any amendments to the related Pooling Agreement required under the Code or applicable Treasury regulations to effectuate the foregoing restrictions. Information necessary to compute an applicable excise tax must be furnished to the Internal Revenue Service and to the requesting party within 60 days of the request, and the Sponsor or the Trustee may charge a fee for computing and providing such information.

     Noneconomic Residual Interests. The REMIC Regulations would disregard certain transfers of Residual Certificates, in which case the transferor would continue to be treated as the owner of the Residual Certificates and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC Pool. Under the REMIC Regulations, a transfer of a noneconomic residual interest (as defined below) to a Residual Holder (other than a Residual Holder who is not a U.S. Person, as defined below under "-- Foreign Investors") is disregarded for all federal income tax purposes if a significant purpose of the transferor is to impede the assessment or collection of tax. A residual interest in a REMIC (including a residual interest with a positive value at issuance) is a "noneconomic residual interest" unless, at the time of the transfer, (i) the present value of the expected future distributions on the residual interest at least equals the product of the present value of the anticipated excess inclusions and the highest federal corporate income tax rate in effect for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes on each excess inclusion. The anticipated excess inclusions and the present value rate are determined in the same manner as set forth above under "-- Disqualified Organizations." The REMIC Regulations explain that a significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A safe harbor is provided if (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and found that the transferee historically had paid its debts as they came due and found no significant evidence to indicate that the transferee would not continue to pay its debts as they came due in the future, and (ii) the transferee represents to the transferor that it understands that, as the holder of the non-economic residual interest, the transferee may incur tax liabilities in excess of any cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due. The Pooling Agreement with respect to each Series of Certificates will require the transferee of a Residual Certificate to certify to the matters in the preceding sentence as part of the affidavit described above under the heading
"-- Disqualified Organizations."

     Foreign Investors. The REMIC Regulations provide that the transfer of a Residual Certificate that has "tax avoidance potential" to a "foreign person" will be disregarded for all federal tax purposes. This rule appears intended to apply to a transferee who is not a U.S. Person (as defined below), unless such transferee's income is effectively connected with the conduct of a trade or business within the United States. A Residual Certificate is deemed to have tax avoidance potential unless, at the time of the transfer, (i) the future value of expected distributions equals at least 30% of the anticipated excess inclusions after the transfer, and (ii) the transferor reasonably expects that the transferee will receive sufficient distributions from the REMIC Pool at or after the time at which the excess inclusions accrue and prior to the end of the next succeeding taxable year for the accumulated withholding tax liability to be paid. If the non-U.S. Person transfers the Residual Certificate back to a U.S. Person, the transfer will be disregarded and the foreign transferor will continue to be treated as the owner unless arrangements are made so that the transfer does not have the effect of allowing the transferor to avoid tax on accrued excess inclusions.

     The Supplement relating to the Certificates of a Series may provide that a Residual Certificate may not be purchased by or transferred to any person that is not a U.S. Person or may describe the circumstances and restrictions pursuant to which such a transfer may be made. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership (except to the extent provided in applicable Treasury Regulations) or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

  Sale or Exchange of a Residual Certificate

     Upon the sale or exchange of a Residual Certificate, the Residual Holder will recognize gain or loss equal to the excess, if any, of the amount realized over the adjusted basis (as described above under "-- Basis and Losses") of such Residual Holder in such Residual Certificate at the time of the sale or exchange. In addition to reporting the taxable income of the REMIC Pool, a Residual Holder will have taxable income to the extent that any cash distribution to it from the REMIC Pool exceeds such adjusted basis on that Distribution Date. Such income will be treated as gain from the sale or exchange of the Residual Certificate. It is possible that the termination of the REMIC Pool may be treated as a sale or exchange of a Residual Holder's Residual Certificate, in which case, if the Residual Holder has an adjusted basis in its Residual Certificate remaining when its interest in the REMIC Pool terminates, and if it holds such Residual Certificate as a capital asset under Code Section 1221, then it will recognize a capital loss at that time in the amount of such remaining adjusted basis.

     Any gain on the sale of a Residual Certificate will be treated as ordinary income (i) if a Residual Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Residual Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. In addition, gain or loss recognized from the sale of a Residual Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c).

     The Conference Committee Report to the 1986 Act provides that, except as provided in Treasury regulations yet to be issued, the wash sale rules of Code
Section 1091 will apply to dispositions of Residual

Certificates where the seller of the Residual Certificate, during the period beginning six months before the sale or disposition of the Residual Certificate and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Code Section 1091) any residual interest in any REMIC or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is economically comparable to a Residual Certificate.

  Mark to Market Regulations

     The Internal Revenue Service has issued final regulations (the "Mark to Market Regulations") under Code Section 475 relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities of a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark to Market Regulations provide that, for purposes of this mark-to-market requirement, a Residual Certificate is not treated as a security and thus may not be marked to market. The Mark to Market Regulations apply to all Residual Certificates acquired on or after January 4, 1995.

TAXES THAT MAY BE IMPOSED ON THE REMIC POOL

  Prohibited Transactions

     Income from certain transactions by the REMIC Pool, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of Residual Holders, but rather will be taxed directly to the REMIC Pool at a 100% rate. Prohibited transactions generally include (i) the disposition of a qualified mortgage other than for (a) substitution within two years of the Startup Day for a defective (including a defaulted) obligation (or repurchase in lieu of substitution of a defective (including a defaulted) obligation at any time) or for any qualified mortgage within three months of the Startup Day, (b) foreclosure, default, or imminent default of a qualified mortgage, (c) bankruptcy or insolvency of the REMIC Pool, or (d) a qualified (complete) liquidation, (ii) the receipt of income from assets that are not the type of mortgages or investments that the REMIC Pool is permitted to hold, (iii) the receipt of compensation for services, or (iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified liquidation. Notwithstanding (i) and (iv) of the preceding sentence, it is not a prohibited transaction to sell REMIC Pool property to prevent a default on Regular Certificates as a result of a default on qualified mortgages or to facilitate a clean-up call (generally, an optional prepayment of the remaining principal balance of a Class of Regular Certificates to save administrative costs when no more than a small percentage of the Certificates is outstanding). The REMIC Regulations indicate that the modification of a qualified mortgage generally will not be treated as a disposition if it is occasioned by a default or reasonably foreseeable default, an assumption of the Mortgage Loan, the waiver of a due-on-sale or due-on-encumbrance clause, or the conversion of an interest rate by a mortgagor pursuant to the terms of a convertible adjustable rate Mortgage Loan.

  Contributions to the REMIC Pool After the Startup Day

     In general, the REMIC Pool will be subject to a tax at a 100% rate on the value of any property contributed to the REMIC Pool after the Startup Day. Exceptions are provided for cash contributions to the REMIC Pool (i) during the three months following the Startup Day, (ii) made to a qualified reserve fund by a Residual Holder, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call, and (v) as otherwise permitted in Treasury regulations yet to be issued. It is not anticipated that there will be any contributions to the REMIC Pool after the Startup Day.

  Net Income from Foreclosure Property

     The REMIC Pool will be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. Generally, property acquired by deed in lieu of foreclosure would be treated as "foreclosure property" for a period not exceeding the close of the third calendar year after the year in which the REMIC Pool acquired such property, with a possible extension. Net income from foreclosure property generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. It is not anticipated that the REMIC Pool will have any taxable net income from foreclosure property.

LIQUIDATION OF THE REMIC POOL

     If a REMIC Pool adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC Pool's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on such date, the REMIC Pool will not be subject to the prohibited transaction rules on the sale of its assets, provided that the REMIC Pool credits or distributes in liquidation all of the sale proceeds plus its cash (other than amounts retained to meet claims) to holders of Regular Certificates and Residual Holders within the 90-day period.

ADMINISTRATIVE MATTERS

     The REMIC Pool will be required to maintain its books on a calendar year basis and to file federal income tax returns for federal income tax purposes in a manner similar to a partnership. The form for such income tax return is Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. The Trustee will be required to sign the REMIC Pool's returns. Treasury regulations provide that, except where there is a single Residual Holder for an entire taxable year, the REMIC Pool will be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination by the Internal Revenue Service of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit in a unified administrative proceeding. The Servicer will be obligated to act as "tax matters person," as defined in applicable Treasury regulations, with respect to the REMIC Pool, in its capacity as either Residual Holder or agent of the Residual Holders. If the Code or applicable Treasury regulations do not permit the Servicer to act as tax matters person in its capacity as agent of the Residual Holders, the Residual Holder chosen by the Residual Holders or such other person specified pursuant to Treasury regulations will be required to act as tax matters person.

LIMITATIONS ON DEDUCTION OF CERTAIN EXPENSES

     An investor who is an individual, estate, or trust will be subject to limitation with respect to certain itemized deductions described in Code Section 67, to the extent that such itemized deductions, in the aggregate, do not exceed 2% of the investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $124,500 for 1998 ($62,250 in the case of a married individual filing a separate return) (subject to adjustment for inflation in subsequent years), or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. In the case of a REMIC Pool, such deductions may include deductions under Code Section 212 for the Servicing Fee and all administrative and other expenses relating to the REMIC Pool, or any similar expenses allocated to the REMIC Pool with respect to a regular interest it holds in another REMIC. Such investors who hold REMIC Certificates either directly or indirectly through certain pass-through entities may have their pro rata share of such expenses allocated to them as additional gross income, but may be subject to such limitation on deductions. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Temporary Treasury regulations provide that the additional gross income and corresponding amount of expenses generally are to be allocated entirely to the holders of Residual Certificates in the case of a REMIC Pool that would not qualify as a fixed investment trust in the absence of a REMIC election. However, such additional gross income and limitation on deductions will apply to the allocable portion of such expenses to holders of Regular Certificates, as well as holders of Residual Certificates, where such Regular Certificates are issued in a manner that is similar to pass-through certificates in a fixed investment trust. Unless indicated otherwise in the applicable Supplement, all such expenses will be allocable to the Residual Certificates. In general, such allocable portion will be determined based on the ratio that a REMIC Certificateholder's income, determined on a daily basis, bears to the income of all holders of Regular Certificates and Residual Certificates with respect to a REMIC Pool. As a result, individuals, estates or trusts holding REMIC Certificates (either directly or indirectly through a grantor trust, partnership, S corporation, REMIC or certain other pass-through entities described in the foregoing temporary Treasury regulations) may have taxable income in excess of the interest income at the pass-through rate on Regular Certificates that are issued in a single class or otherwise consistently with fixed investment trust status or in excess of cash distributions for the related period on Residual Certificates.

TAXATION OF CERTAIN FOREIGN INVESTORS

  Regular Certificates

     Interest, including original issue discount, distributable to Regular Certificateholders who are non-resident aliens, foreign corporations, or other Non-U.S. Persons (as defined below), will be considered "portfolio interest" and, therefore, generally will not be subject to 30% United States withholding tax, provided that such Non-U.S. Person (i) is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a controlled foreign corporation described in Code Section 881(c)(3)(C) and (ii) provides the Trustee, or the person who would otherwise be required to withhold tax from such distributions under Code Section 1441 or 1442, with an appropriate statement, signed under penalties of perjury, identifying the beneficial owner and stating, among other things, that the beneficial owner of the Regular Certificate is a Non-U.S. Person, and the Non-U.S. Person provides the Trustee, or the person who would otherwise be required to withhold tax from such distributions under Code
Section 1441 or 1442, with the appropriate Internal Revenue Service form establishing the applicability of either of these two exemptions. If such statement, or any other required statement, is not provided, 30% withholding will apply unless reduced or eliminated pursuant to an applicable tax treaty or unless the interest on the Regular Certificate is effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Person. In the latter case, such Non-U.S. Person will be subject to United States federal income tax at regular rates. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning a Regular Certificate. The term "Non-U.S. Person" means any person who is not a U.S. Person.

     The Internal Revenue Service recently issued final regulations (the "New Regulations") which would provide alternative methods of satisfying the beneficial ownership certification requirement described above. The New Regulations are effective January 1, 2000, although valid withholding certificates that are held on December 31, 1999, remain valid until the earlier of December 31, 2000 or the due date of expiration of the certificate under the rules as currently in effect. The New Regulations would require, in the case of Regular Certificates held by a foreign partnership, that (x) the certification described above be provided by the partners rather than by the foreign partnership and (y) the partnership provide certain information, including a United States taxpayer identification number. A look-through rule would apply in the case of tiered partnerships. Non-U.S. Persons should consult their own tax advisors concerning the application of the certification requirements in the New Regulations.

  Residual Certificates

     The Conference Committee Report to the 1986 Act indicates that amounts paid to Residual Holders who are Non-U.S. Persons generally should be treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Treasury regulations provide that amounts distributed to Residual Holders may qualify as "portfolio interest," subject to the conditions described in "-- Regular Certificates" above, but only to the extent that (i) the Mortgage Loans were issued after July 18, 1984 and (ii) the Trust Fund or segregated pool of assets therein (as to which a separate REMIC election will be made), to which the Residual Certificate relates, consists of obligations issued in "registered form" within the meaning of Code Section 163(f)(1). Generally, Mortgage Loans will not be, but regular interests in another REMIC Pool will be, considered obligations issued in registered form. Furthermore, a Residual Holder will not be entitled to any exemption from the 30% withholding tax (or lower treaty rate) to the extent of that portion of REMIC taxable income that constitutes an "excess inclusion." See "-- Taxation of Residual Certificates -- Limitations on Offset or Exemption of REMIC Income" above. If the amounts paid to Residual Holders who are Non-U.S. Persons are effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Persons, 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such Non-U.S. Persons will be subject to United States federal income tax at regular rates. If 30% (or lower treaty rate) withholding is applicable, such amounts generally will be taken into account for purposes of withholding only when paid or otherwise distributed (or when the Residual Certificate is disposed of) under rules similar to withholding upon disposition of debt instruments that have original issue discount. See
"-- Taxation of Residual Certificates -- Tax-Related Restrictions on Transfer of Residual Certificates -- Foreign Investors" above concerning the disregard of certain transfers having "tax avoidance potential." Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning Residual Certificates.

BACKUP WITHHOLDING

     Distributions made on the Regular Certificates, and proceeds from the sale of the Regular Certificates to or through certain brokers, may be subject to a "backup" withholding tax under Code Section 3406 of 31% on "reportable payments" (including interest distributions, original issue discount, and, under certain circumstances, principal distributions) unless the Regular Certificateholder complies with certain reporting and/or certification procedures, including the provision of its taxpayer identification number to the Trustee, its agent or the broker who effected the sale of the Regular Certificate, or such Certificateholder is otherwise an exempt recipient under applicable provisions of the Code. Any amounts to be withheld from distribution on the Regular Certificates would be refunded by the Internal Revenue Service or allowed as a credit against the Regular Certificateholder's federal income tax liability. The New Regulations change certain of the rules relating to certain presumptions currently available relating to information reporting and backup withholding. Non-U.S. Persons are urged to contact their own tax advisors regarding the application to them of backup withholding and information reporting.

REPORTING REQUIREMENTS

     Reports of accrued interest, original issue discount and information necessary to compute the accrual of market discount will be made annually to the Internal Revenue Service and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of Regular Certificates or beneficial owners who own Regular Certificates through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of Regular Certificates (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in Internal Revenue Service Publication 938 with respect to a particular Series of Regular Certificates. Holders through nominees must request such information from the nominee.

     The Internal Revenue Service's Form 1066 has an accompanying Schedule Q, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation. Treasury regulations require that Schedule Q be furnished by the REMIC Pool to each Residual Holder by the end of the month following the close of each calendar quarter (41 days after the end of a quarter under proposed Treasury regulations) in which the REMIC Pool is in existence.

     Treasury regulations require that, in addition to the foregoing requirements, information must be furnished quarterly to Residual Holders, furnished annually, if applicable, to holders of Regular Certificates, and filed annually with the Internal Revenue Service concerning Code Section 67 expenses (see "-- Limitations on Deduction of Certain Expenses" above) allocable to such holders. Furthermore, under such regulations, information must be furnished quarterly to Residual Holders, furnished annually to holders of Regular Certificates and filed annually with the Internal Revenue Service concerning the percentage of the REMIC Pool's assets meeting the qualified asset tests described above under "-- Status of REMIC Certificates."

                FEDERAL INCOME TAX CONSEQUENCES FOR CERTIFICATES
                     AS TO WHICH NO REMIC ELECTION IS MADE

GENERAL

     In the event that no election is made to treat a Trust Fund (or a segregated pool of assets therein) with respect to a Series of Certificates as a REMIC, the Trust Fund will be classified as a grantor trust under subpart E,
Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code Section 7701(i). Where there is no fixed retained yield with respect to the Mortgage Loans underlying the Certificates of a Series, and where such Certificates are not designated as the holder of each such Certificate in such Series will be treated as the owner of a pro rata undivided interest in the ordinary income and corpus portions of the Trust Fund represented by its Certificate and will be considered the beneficial owner of a pro rata undivided interest in each of the Mortgage Loans, subject to the discussion below under "-- Recharacterization of Servicing Fees." Accordingly, the holder of a Certificate of a particular Series will be required to report on its federal income tax return its pro rata share of the entire income from the Mortgage Loans represented by its Certificate, including interest at the coupon rate on such Mortgage Loans, original issue discount (if any), prepayment fees, assumption fees, and late payment charges received by the Servicer, in accordance with such Certificateholder's method of accounting. A Certificateholder generally will be able to deduct its share of the Servicing Fee and all administrative and other expenses of the Trust Fund in accordance with its method of accounting, provided that such amounts are reasonable compensation for services rendered to that Trust Fund. However, investors who are individuals, estates or trusts who own Certificates, either directly or indirectly through certain pass-through entities, will be subject to limitation with respect to certain itemized deductions described in Code Section 67, including deductions under Code Section 212 for the Servicing Fee and all such administrative and other expenses of the Trust Fund, to the extent that such deductions, in the aggregate, do not exceed two percent of an investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $124,500 for 1998 ($62,250 in the case of a married individual filing a separate return) (in each case, as adjusted for inflation in subsequent years), or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. As a result, such investors holding Certificates, directly or indirectly through a pass-through entity, may have aggregate taxable income in excess of the aggregate amount of cash received on such Certificates with respect to interest at the pass-through rate or as discount income on such Certificates. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Moreover, where there is fixed retained yield with respect to the Mortgage Loans underlying a Series of Certificates or where the servicing fees are in excess of reasonable servicing compensation, the transaction will be subject to the application of the "stripped bond" and "stripped coupon" rules of the Code, as described below under "-- Stripped Certificates" and "-- Recharacterization of Servicing Fees," respectively.

TAX STATUS

     Cadwalader, Wickersham & Taft or Kennedy Covington Lobdell & Hickman, L.L.P. has advised the Sponsor that, except as described below with respect to Stripped Certificates:

          (i) A Certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) will be considered to represent "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), provided that the real property securing the Mortgage Loans represented by that Certificate is of the type described in such section of the Code.

          (ii) A Certificate owned by a real estate investment trust will be considered to represent "real estate assets" within the meaning of Code
     Section 856(c)(4)(A) to the extent that the assets of the related Trust Fund consist of qualified assets, and interest income on such assets will be considered "interest on obligations secured by mortgages on real property" to such extent within the meaning of Code Section 856(c)(3)(B).

          (iii) A Certificate owned by a REMIC will be considered to represent an "obligation (including any participation or certificate of beneficial ownership therein) which is principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A) to the extent that the assets of the related Trust Fund consist of "qualified mortgages" within the meaning of Code Section 860G(a)(3).

          (iv) a Certificate owned by a financial asset securitization investment trust will be considered to represent "permitted assets" within the meanings of Section 860L(c) to the extent that the assets of the related Trust Fund consist of "debt instruments" within the meaning of Code
     Section 860L(c)(1)(B).

     An issue arises as to whether Buydown Loans may be characterized in their entirety under the Code provisions cited in clauses (i) and (ii) of the immediately preceding paragraph. There is indirect authority supporting treatment of an investment in a Buydown Loan as entirely secured by real property if the fair market value of the real property securing the loan exceeds the principal amount of the loan at the time of issuance or acquisition, as the case may be. There is no assurance that the treatment described above is proper. Accordingly, Certificateholders are urged to consult their own tax advisors concerning the effects of such arrangements on the characterization of such Certificateholder's investment for federal income tax purposes.

PREMIUM AND DISCOUNT

     Certificateholders are advised to consult with their tax advisors as to the federal income tax treatment of premium and discount arising either upon initial acquisition of Certificates or thereafter.

  Premium

     The treatment of premium incurred upon the purchase of a Certificate will be determined generally as described above under "-- Federal Income Tax Consequences for REMIC Certificates -- Taxation of Residual
Certificates -- Premium."

  Original Issue Discount

     The original issue discount rules of Code Sections 1271 through 1275 will be applicable to a Certificateholder's interest in those Mortgage Loans as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgages in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions or, under certain circumstances, by the presence of "teaser" rates on the Mortgage Loans. See "-- Stripped Certificates" below regarding original issue discount on Stripped Certificates.

     Original issue discount generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest, in advance of the cash attributable to such income. Unless indicated otherwise in the applicable Supplement, no prepayment assumption will be assumed for purposes of such accrual. However, Code Section 1272 provides for a reduction in the amount of original issue discount includible in the income of a holder of an obligation that acquires the obligation after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if such Mortgage Loans acquired by a Certificateholder are purchased at a price equal to the then unpaid principal amount of such Mortgage Loans, no original issue discount attributable to the difference between the issue price and the original principal amount of such Mortgage Loans (i.e., points) will be includible by such holder.

  Market Discount

     Certificateholders also will be subject to the market discount rules to the extent that the conditions for application of those sections are met. Market discount on the Mortgage Loans will be determined and will be reported as ordinary income generally in the manner described above under "-- Federal Income Tax Consequences for REMIC Certificates -- Taxation of Regular
Certificates -- Market Discount," except that the ratable accrual methods described therein will not apply. Rather, the holder will accrue market discount pro rata over the life of the Mortgage Loans, unless the constant yield method is elected. Unless indicated otherwise in the applicable Supplement, no prepayment assumption will be assumed for purposes of such accrual.

RECHARACTERIZATION OF SERVICING FEES

     If the servicing fees paid to a Servicer were deemed to exceed reasonable servicing compensation, the amount of such excess would represent neither income nor a deduction to Certificateholders. In this regard, there are no authoritative guidelines for federal income tax purposes as to either the maximum amount of servicing compensation that may be considered reasonable in the context of this or similar transactions or whether, in the case of the Certificate, the reasonableness of servicing compensation should be determined on a weighted average or loan-by-loan basis. If a loan-by-loan basis is appropriate, the likelihood that such amount would exceed reasonable servicing compensation as to some of the Mortgage Loans would be increased. Internal Revenue Service guidance indicates that a servicing fee in excess of reasonable compensation ("excess servicing") will cause the Mortgage Loans to be treated under the "stripped bond" rules. Such guidance provides safe harbors for servicing deemed to be reasonable and requires taxpayers to demonstrate that the value of servicing fees in excess of such amounts is not greater than the value of the services provided.

     Accordingly, if the Internal Revenue Service's approach is upheld, a Servicer who receives a servicing fee in excess of such amounts would be viewed as retaining an ownership interest in a portion of the interest payments on the Mortgage Loans. Under the rules of Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from the right to receive some or all of the principal payments on the obligation would result in treatment of such Mortgage Loans as "stripped coupons" and "stripped bonds." Subject to the de minimis rule discussed below under "-- Stripped Certificates," each stripped bond or stripped coupon could be considered for this purpose as a non-interest bearing obligation issued on the date of issue of the Certificates, and the original issue discount rules of the Code would apply to the holder thereof. While Certificateholders would still be treated as owners of beneficial interests in a grantor trust for federal income tax purposes, the corpus of such trust could be viewed as excluding the portion of the Mortgage Loans the ownership of which is attributed to the Servicer, or as including such portion as a second class of equitable interest. Applicable Treasury regulations treat such an arrangement as a fixed investment trust, since the multiple classes of trust interests should be treated as merely facilitating direct investments in the trust assets and the existence of multiple classes of ownership interests is incidental to that purpose. In general, such a recharacterization should not have any significant effect upon the timing or amount of income reported by a Certificateholder, except that the income reported by a cash method holder may be slightly accelerated. See
"-- Stripped Certificates" below for a further description of the federal income tax treatment of stripped bonds and stripped coupons.

SALE OR EXCHANGE OF CERTIFICATES

     Upon sale or exchange of a Certificate, a Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its aggregate adjusted basis in the Mortgage Loans and other assets represented by the Certificate. In general, the aggregate adjusted basis will equal the Certificateholder's cost for the Certificate, increased by the amount of any income previously reported with respect to the Certificate and decreased by the amount of any losses previously reported with respect to the Certificate and the amount of any distributions received thereon. Except as provided above with respect to market discount on any Mortgage Loans, and except for certain financial institutions subject to the provisions of Code Section 582(c), any such gain or loss generally would be capital gain or loss if the Certificate was held as a capital asset. However, gain on the sale of a Certificate will be treated as ordinary income (i) if a Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. Capital gains of certain noncorporate taxpayers generally are subject to a lower maximum tax rate (20%) than ordinary income of such taxpayers (39.6%) for property held more than one year. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

STRIPPED CERTIFICATES

  General

     Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the principal payments on an obligation from ownership of the right to receive some or all of the interest payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of this discussion, Certificates that are subject to those rules will be referred to as "Stripped Certificates." The Certificates will be subject to those rules if (i) the Sponsor or any of its affiliates retains (for its own account or for purposes of resale), in the form of Fixed Retained Yield or otherwise, an ownership interest in a portion of the payments on the Mortgage Loans, (ii) the Sponsor or any of its affiliates is treated as having an ownership interest in the Mortgage Loans to the extent it is paid (or retains) servicing compensation in an amount greater than reasonable consideration for servicing the Mortgage Loans (see
"-- Recharacterization of Servicing Fees" above), and (iii) a Class of Certificates issued in two or more Classes or subclasses representing the right to non-pro-rata percentages of the interest and principal payments on the Mortgage Loans.

     In general, a holder of a Stripped Certificate will be considered to own "stripped bonds" with respect to its pro rata share of all or a portion of the principal payments on each Mortgage Loan and/or "stripped coupons" with respect to its pro rata share of all or a portion of the interest payments on each Mortgage Loan, including the Stripped Certificate's allocable share of the servicing fees paid to a Servicer, to the extent that such fees represent reasonable compensation for services rendered. See the discussion above under "-- Recharacterization of Servicing Fees." Although not free from doubt, for purposes of reporting to Stripped Certificateholders, the servicing fees will be allocated to the Stripped Certificates in proportion to the respective entitlements to distributions of each Class of Stripped Certificates for the related period or periods. The holder of a Stripped Certificate generally will be entitled to a deduction each year in respect of the servicing fees, as described above under "Federal Income Tax Consequences for Certificates as to Which No REMIC Election Is Made -- General," subject to the limitation described therein.

     Code Section 1286 treats a stripped bond or a stripped coupon generally as an obligation issued at an original issue discount on the date that such stripped interest is purchased. Although the treatment of Stripped Certificates for federal income tax purposes is not clear in certain respects at this time, particularly where such Stripped Certificates are issued with respect to a Mortgage Pool containing variable-rate Mortgage Loans, the Sponsor has been advised by counsel that (i) the Trust Fund will be treated as a grantor trust under subpart E, Part I of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code
Section 7701(i), and (ii) each Stripped Certificate should be treated as a single installment obligation for purposes of calculating original issue discount and gain or loss on disposition. This treatment is based on the interrelationship of Code Section 1286, Code Sections 1272 through 1275, and the OID Regulations. Although it is possible that computations with respect to Stripped Certificates could be made in one of the ways described below under "-- Taxation of Stripped Certificates -- Possible Alternative Characterizations," the OID Regulations state, in general, that two or more debt instruments issued by a single issuer to a single investor in a single transaction should be treated as a single debt instrument. Accordingly, for OID purposes, all payments on any Stripped Certificates should be aggregated and treated as though they were made on a single debt instrument. The Pooling Agreement will require that the Trustee make and report all computations described below using this aggregate approach, unless substantial legal authority requires otherwise.

     Furthermore, Treasury regulations issued December 28, 1992 provide for treatment of a Stripped Certificate as a single debt instrument issued on the date it is purchased for purposes of calculating any original issue discount. In addition, under these regulations, a Stripped Certificate that represents a right to payments of both interest and principal may be viewed either as issued with original issue discount or market discount (as described below), at a de minimis original issue discount, or, presumably, at a premium. This treatment indicates that the interest component of such a Stripped Certificate would be treated as qualified stated interest under the OID Regulations, assuming it is not an interest-only or super-premium Stripped Certificate. Further, these final regulations provide that the purchaser of such a Stripped Certificate will be required to account for any discount as market discount rather than original issue discount if either (i) the initial discount with respect to the Stripped Certificate was treated as zero under the de minimis rule, or (ii) no more than 100 basis points in excess of reasonable servicing is stripped off the related Mortgage Loans. Any such market discount would be reportable as described above under "Federal Income Tax Consequences for REMIC Certificates -- Taxation of Regular Certificates -- Market Discount," without regard to the de minimis rule therein, assuming that a prepayment assumption is employed in such computation.

  Status of Stripped Certificates

     No specific legal authority exists as to whether the character of the Stripped Certificates, for federal income tax purposes, will be the same as that of the Mortgage Loans. Although the issue is not free from doubt, counsel has advised the Sponsor that Stripped Certificates owned by applicable holders should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A), "obligation[s] . . . principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A), and "loans . . . secured by an interest in real property" within the meaning of Code
Section 7701(a)(19)(C)(v), and interest (including original issue discount) income attributable to Stripped Certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), provided that in each case the Mortgage Loans and interest on such Mortgage Loans qualify for such treatment. The application of such Code provisions to Buy-Down Loans is uncertain. See "-- Tax Status" above.

  Taxation of Stripped Certificates

     Original Issue Discount. Except as described above under "-- General," each Stripped Certificate will be considered to have been issued at an original issue discount for Federal income tax purposes. Original issue discount with respect to a Stripped Certificate must be included in ordinary income as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, which may be prior to the receipt of the cash attributable to such income. Based in part on the OID Regulations and the amendments to the original issue discount sections of the Code made by the 1986 Act, the amount of original issue discount required to be included in the income of a holder of a Stripped Certificate (referred to in this discussion as a "Stripped Certificateholder") in any taxable year likely will be computed generally as described above under "-- Federal Income Tax Consequences for REMIC Certificates -- Taxation of Regular Certificates -- Original Issue Discount" and "-- Variable Rate Regular Certificates." However, with the apparent exception of a Stripped Certificate qualifying as a market discount obligation as described above under "-- General," the issue price of a Stripped Certificate will be the purchase price paid by each holder thereof, and the stated redemption price at maturity will include the aggregate amount of the payments to be made on the Stripped Certificate to such Stripped Certificateholder, presumably under the Prepayment Assumption, other than qualified stated interest.

     If the Mortgage Loans prepay at a rate either faster or slower than that under the Prepayment Assumption, a Stripped Certificateholder's recognition of original issue discount will be either accelerated or decelerated and the amount of such original issue discount will be either increased or decreased depending on the relative interests in principal and interest on each Mortgage Loan represented by such Stripped

Certificateholder's Stripped Certificate. While the matter is not free from doubt, the holder of a Stripped Certificate should be entitled in the year that it becomes certain (assuming no further prepayments) that the holder will not recover a portion of its adjusted basis in such Stripped Certificate to recognize a loss (which may be a capital loss) equal to such portion of unrecoverable basis.

     As an alternative to the method described above, the fact that some or all of the interest payments with respect to the Stripped Certificates will not be made if the Mortgage Loans are prepaid could lead to the interpretation that such interest payments are "contingent" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to prepayable securities such as the Stripped Certificates. However, if final regulations dealing with contingent interest with respect to the Stripped Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion than would be the case under the OID Regulations for non-contingent debt instruments. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Stripped Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate tax treatment of Stripped Certificates.

     Sale or Exchange of Stripped Certificates. Sale or exchange of a Stripped Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the Stripped Certificateholder's adjusted basis in such Stripped Certificate, as described above under "-- Federal Income Tax Consequences for REMIC
Certificates -- Taxation of Regular Certificates -- Sale or Exchange of Regular Certificates." To the extent that a subsequent purchaser's purchase price is exceeded by the remaining payments on the Stripped Certificates, such subsequent purchaser will be required for federal income tax purposes to accrue and report such excess as if it were original issue discount in the manner described above. It is not clear for this purpose whether the assumed prepayment rate that is to be used in the case of a Stripped Certificateholder other than an original Stripped Certificateholder should be the Prepayment Assumption or a new rate based on the circumstances at the date of subsequent purchase.

     Purchase of More Than One Class of Stripped Certificates. When an investor purchases more than one Class of Stripped Certificates, it is currently unclear whether for federal income tax purposes such Classes of Stripped Certificates should be treated separately or aggregated for purposes of the rules described above.

     Possible Alternative Characterizations. The characterizations of the Stripped Certificates discussed above are not the only possible interpretations of the applicable Code provisions. For example, the Stripped Certificateholder may be treated as the owner of (i) one installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to principal on each Mortgage Loan and a second installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to interest on each Mortgage Loan, (ii) as many stripped bonds or stripped coupons as there are scheduled payments of principal and/or interest on each Mortgage Loan, or
(iii) a separate installment obligation for each Mortgage Loan, representing the Stripped Certificate's pro rata share of payments of principal and/or interest to be made with respect thereto. Alternatively, the holder of one or more Classes of Stripped Certificates may be treated as the owner of a pro rata fractional undivided interest in each Mortgage Loan to the extent that such Stripped Certificate, or Classes of Stripped Certificates in the aggregate, represent the same pro rata portion of principal and interest on each such Mortgage Loan, and a stripped bond or stripped coupon (as the case may be), treated as an installment obligation or contingent payment obligation, as to the remainder. Final regulations issued on December 28, 1992 regarding original issue discount on stripped obligations make the foregoing interpretations less likely to be applicable. The preamble to those regulations states that they are premised on the assumption that an aggregation approach is appropriate for determining whether original issue discount on a stripped bond or stripped coupon is de minimis, and solicits comments on appropriate rules for aggregating stripped bonds and stripped coupons under Code Section 1286.

     Because of these possible varying characterizations of Stripped Certificates and the resultant differing treatment of income recognition, Stripped Certificateholders are urged to consult their own tax advisors regarding the proper treatment of Stripped Certificates for federal income tax purposes.

REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

     The Servicer will furnish, within a reasonable time after the end of each calendar year, to each Certificateholder or Stripped Certificateholder at any time during such year, such information (prepared on the basis described above) as is necessary to enable such Certificateholders to prepare their federal income tax returns. Such information will include the amount of original issue discount accrued on Certificates held by persons other than Certificateholders exempted from the reporting requirements. The amount required to be reported by the Master Servicer may not be equal to the proper amount of original issue discount required to be reported as taxable income by a Certificateholder, other than an original Certificateholder that purchased at the issue price. In particular, in the case of Stripped Certificates, unless provided otherwise in the applicable Supplement, such reporting will be based upon a representative initial offering price of each Class of Stripped Certificates. The Servicer will also file such original issue discount information with the Internal Revenue Service. If a Certificateholder fails to supply an accurate taxpayer identification number or if the Secretary of the Treasury determines that a Certificateholder has not reported all interest and dividend income required to be shown on his federal income tax return, 31% backup withholding may be required in respect of any reportable payments, as described above under "-- Federal Income Tax Consequences for REMIC Certificates -- Backup Withholding."

TAXATION OF CERTAIN FOREIGN INVESTORS

     To the extent that a Certificate evidences ownership in Mortgage Loans that are issued on or before July 18, 1984, interest or original issue discount paid by the person required to withhold tax under Code Section 1441 or 1442 to nonresident aliens, foreign corporations, or other non-U.S. persons ("foreign persons") generally will be subject to 30% United States withholding tax, or such lower rate as may be provided for interest by an applicable tax treaty. Accrued original issue discount recognized by the Certificateholder on the sale or exchange of such a Certificate also will be subject to federal income tax at the same rate.

     Treasury regulations provide that interest or original issue discount paid by the Trustee or other withholding agent to a foreign person evidencing ownership interest in Mortgage Loans issued after July 18, 1984 will be "portfolio interest" and will be treated in the manner, and such persons will be subject to the same certification requirements, described above under "-- Federal Income Tax Consequences for REMIC Certificates -- Taxation of Certain Foreign Investors -- Regular Certificates."

                            STATE TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Considerations", potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Certificates. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the Certificates.

                             PLANS OF DISTRIBUTION

     Certificates are being offered hereby in Series through one or more of the various methods described below.

     The Sponsor intends that Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular Series of Certificates may be made through a combination of two or more of these methods. Such methods are as follows:

          1. By negotiated firm commitment underwriting and public offering by an underwriter specified in the related Supplement;

          2. By agency placements through one or more placement agents specified in the related Supplement primarily with institutional investors and dealers; and

          3. Through offerings by the Sponsor.

     A Supplement for each Series will describe the method of offering being used for that Series and either the price at which such Series is being offered, the nature and amount of any underwriting discounts or additional compensation to such underwriters and the proceeds of the offering to the Sponsor, or the method by which the price at which the underwriters will sell the Certificates will be determined. A firm commitment underwriting and public offering by underwriters may be done through underwriting syndicates led by one or more managing underwriters or through one or more underwriters acting alone. The managing underwriter or underwriters with respect to the offer and sale of a particular Series of Certificates will be set forth on the cover of the Supplement relating to such Series and the members of the underwriting syndicate, if any, will be named in such Supplement. The firms acting as underwriters with respect to the Certificates may include NationsBanc Montgomery Securities LLC, an affiliate of the Sponsor. If such firm is not named in the Supplement, such firm will not be a party to the Underwriting Agreement in respect of such Certificates, will not be purchasing any such Certificates from the Sponsor and will have no direct or indirect participation in the underwriting of such Certificates, although such firm may participate in the distribution of such Certificates under circumstances entitling it to a dealer's commission. Each Supplement for an underwritten offering will also contain information regarding the nature of the underwriters' obligations, any material relationships between the Sponsor and any underwriter, and, where appropriate, information regarding any discounts or concessions to be allowed or reallowed to dealers or others and any arrangements to stabilize the market for the Certificates so offered. In a firm commitment underwritten offering, the underwriters will be obligated to purchase all of the Certificates of such Series if any such Certificates are purchased. Certificates may be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. In connection with the sale of the Certificates, underwriters may receive compensation from the Sponsor or from purchasers of Certificates in the form of discounts, concessions or commissions. The related Supplement will describe any such compensation paid by the Sponsor.

     In underwritten offerings, the underwriters and agents may be entitled, under agreements entered into with the Sponsor, to indemnification by the Sponsor against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which such underwriters or agents may be required to make in respect thereof.

     If a Series is offered otherwise than through underwriters, the Supplement relating thereto will contain information regarding the nature of such offering and any agreements to be entered into between the Sponsor and purchasers of Certificates of such Series. It is contemplated that NationsBanc Montgomery Securities LLC will act as a placement agent on behalf of the Sponsor in such offerings of a Series of Certificates. If NationsBanc Montgomery Securities LLC does act as placement agent in the sale of Certificates, it will receive a selling commission which will be disclosed in the related Supplement. NationsBanc Capital Markets, Inc. may also purchase Certificates acting as principal.

                             INDEX TO DEFINED TERMS

                                                               PAGE
                                                              ------
1986 Act....................................................      58
1998 Policy Statement.......................................      54
Accretion Directed Class....................................      24
Accrual Certificates........................................      23
Accrual Class...............................................      26
Advance.....................................................       9
Agency Certificates.........................................      11
Appraised Value.............................................      15
ARMs........................................................      14
Assumed Reinvestment Rate...................................      23
Balloon Payments............................................      10
Bankruptcy Bond.............................................   8, 31
Bankruptcy Code.............................................      48
Borrower....................................................      45
Buydown Fund................................................      14
Buydown Loans...............................................      14
Certificate Account.........................................      11
Certificate Rate............................................       6
Certificateholders..........................................      15
Certificates................................................       6
Class.......................................................      60
Class Certificate Balance...................................      22
Closing Date................................................       6
Code........................................................      55
Commission..................................................       2
Companion Class.............................................      25
Component Certificates......................................      24
Components..................................................      24
Cooperative Loans...........................................  14, 44
Cut-off Date................................................       8
DCR.........................................................      51
Disqualified Organization...................................      69
Distribution Date...........................................      22
electing large partnership..................................      69
Eligible Account............................................      37
Eligible Investments........................................      20
ERISA.......................................................      13
Exchange Act................................................       3
Fannie Mae..................................................       1
Fannie Mae Certificates.....................................      19
FASIT.......................................................      57
FFIEC.......................................................      54
FHA.........................................................   9, 16
FHA Loans...................................................      16
Fitch.......................................................      51
Fixed Rate Class............................................      26
Floating Rate Class.........................................      26
Fraud Loss..................................................   8, 30
Freddie Mac.................................................       1
Freddie Mac Act.............................................      17

                                                               PAGE
                                                              ------
Freddie Mac Certificates....................................      18
Garn-St Germain Act.........................................      48
GNMA........................................................       1
GNMA Certificates...........................................      17
GNMA I Certificates.........................................      17
GNMA II Certificates........................................      17
GPMs........................................................      14
Housing Act.................................................      16
HUD.........................................................      16
Indemnified Parties.........................................      41
Index.......................................................      15
Interest Accrual Period.....................................      22
Interest-Only Class.........................................      26
Inverse Floating Rate Class.................................      26
IO..........................................................      26
IO Certificates.............................................       7
Labor Regulations...........................................      50
Land Sale Contracts.........................................      15
Last Scheduled Distribution Date............................      23
Lender......................................................      45
Lockout Class...............................................      24
Lockout Periods.............................................      10
LTV.........................................................      15
Mark to Market Regulations..................................      71
Mezzanine Certificates......................................   7, 29
Minimum Prepayment Agreement................................      21
Minimum Reinvestment Agreement..............................      21
Moody's.....................................................      51
Mortgage....................................................      14
Mortgage Assets.............................................    1, 9
Mortgage Certificates.......................................      11
Mortgage Loans..............................................       9
Mortgage Margin.............................................      15
Mortgage Note...............................................  10, 14
Mortgage Pool Insurance Policy..............................   8, 29
Mortgage Rate...............................................      10
Mortgaged Properties........................................      14
NCUA........................................................      54
Net Mortgage Rate...........................................      35
New Regulations.............................................      73
Non-Pro Rata Certificate....................................      58
Non-U.S. Person.............................................      73
Notional Amount Certificates................................      24
OCC.........................................................      54
OID Regulations.............................................      58
PAC.........................................................      24
Pass-Through Entity.........................................      69
PC Agreement................................................      19
PC Servicer.................................................      19
PC Sponsor..................................................      20
PC Trustee..................................................      19

                                                               PAGE
                                                              ------
Plan........................................................      50
Planned Amortization Class..................................      24
PO..........................................................      26
PO Certificates.............................................       6
Pool Insurer................................................      29
Pooling Agreement...........................................       6
Primary Mortgage Insurance Policy...........................      40
Prepayment Assumption.......................................      59
Principal-Only Class........................................      26
Private Certificates........................................      19
PTCE 83-1...................................................      52
Rating Agency...............................................      13
Ratio Strip Class...........................................      25
Record Date.................................................      22
Regular Certificateholder...................................      58
Regular Certificates........................................      55
Relief Act..................................................      49
Relief Act Mortgage Loan....................................      49
REMIC.......................................................       1
REMIC Certificates..........................................      55
REMIC Pool..................................................      55
REMIC Regulations...........................................      55
REMIC Servicer..............................................       6
REO Property................................................      28
Reserve Fund................................................   8, 32
Residual Certificates.......................................      55
Residual Holders............................................      65
Restricted Group............................................      52
S&P.........................................................      51
Sale Agreement..............................................      36
SBJPA of 1996...............................................      56
Scheduled Amortization Class................................      25
Securities Act..............................................       2
Seller......................................................    1, 6
SEN.........................................................      25
Senior Certificateholders...................................       7
Senior Certificates.........................................   6, 25
Sequential Pay Class........................................      25
Series......................................................       6
Servicer....................................................       6
Servicing Fee...............................................      41
SMMEA.......................................................  13, 53
Special Distribution Date...................................      28
Special Distributions.......................................      28
Special Hazard Insurance Policy.............................       8
Special Hazard Insurer......................................      31
Sponsor.....................................................   6, 33
Startup Day.................................................      56
Stripped Certificateholder..................................      79
Stripped Certificates.......................................      78
SUB.........................................................      25

                                                               PAGE
                                                              ------
Subordinate Certificateholders..............................       7
Subordinate Certificates....................................   6, 25
Supplement..................................................    1, 6
Support Class...............................................      25
TAC.........................................................      25
Targeted Amortization Class.................................      25
Title V.....................................................      49
Trust Fund..................................................       1
Trustee.....................................................       6
U.S. Person.................................................      70
UCC.........................................................      47
Underlying Loans............................................      19
Underwriter's Exemptions....................................      51
VA..........................................................   9, 16
Variable Rate Class.........................................      26
Waiver Letter...............................................   8, 30

             ------------------------------------------------------
             ------------------------------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY, NOR AN OFFER OF OFFERED CERTIFICATES IN ANY STATE OR JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER WOULD BE UNLAWFUL. THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS AT ANY TIME DOES NOT IMPLY THAT THE INFORMATION CONTAINED HEREIN OR THEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.
                              -------------------

                               TABLE OF CONTENTS

                             PROSPECTUS SUPPLEMENT

                                             PAGE
                                             ----
Summary of Terms...........................   S-5
Risk Factors...............................  S-14
The Mortgage Pool..........................  S-17
NationsBanc Mortgage Corporation...........  S-23
NationsBank Corporation Merger.............  S-23
NationsBank Corporation Merger.............  S-23
Servicing of Mortgage Loans................  S-24
The Pooling and Servicing Agreement........  S-25
Description of Certificates................  S-29
Prepayment and Yield Considerations........  S-42
Credit Support.............................  S-60
Use of Proceeds............................  S-62
Certain Federal Income Tax Consequences....  S-62
State Taxes................................  S-63
ERISA Considerations.......................  S-64
Method of Distribution.....................  S-65
Legal Matters..............................  S-65
Certificate Ratings........................  S-66
Index to Defined Terms.....................  S-68

                PROSPECTUS
Prospectus Supplement......................     2
Additional Information.....................     2
Incorporation of Certain Documents by
  Reference................................     3
Summary of the Prospectus..................     6
The Trust Funds............................    14
Description of Certificates................    21
Credit Support.............................    28
Maturity, Prepayment Considerations and
  Weighted Average Life of Certificates....    33
The Sponsor................................    33
Use of Proceeds............................    34
Mortgage Purchase Program..................    34
The Pooling and Servicing Agreement........    34
Certain Legal Aspects of the Mortgage
  Loans....................................    44
ERISA Considerations.......................    50
Legal Investment Considerations............    53
Legal Matters..............................    55
Certain Federal Income Tax Consequences....    55
State Tax Considerations...................    81
Plans of Distribution......................    81
Index to Defined Terms.....................    83

             ------------------------------------------------------
             ------------------------------------------------------
             ------------------------------------------------------
             ------------------------------------------------------

                                $[            ]

                      NATIONSBANC MONTGOMERY FUNDING CORP.
                                    SPONSOR

                       MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES [     -  ]

                               [                ]
                           SELLER AND MASTER SERVICER
                    ----------------------------------------

                             PROSPECTUS SUPPLEMENT

                    ----------------------------------------
                             NATIONSBANC MONTGOMERY
                                 SECURITIES LLC
                                August 26, 1998

             ------------------------------------------------------
             ------------------------------------------------------

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses in connection with the issuance and distribution of the Certificates being registered under this Registration Statement, other than underwriting discounts and commissions:

SEC Registration Fee......................................... $    295.00
Printing and Engraving....................................... $      *
Legal Fees and Expenses...................................... $      *
Trustee Fees and Expenses.................................... $      *
Rating Agency Fees........................................... $      *
Miscellaneous................................................ $      *
                                                              -----------

Total........................................................ $    295.00
                                                              ===========

------------
* To be completed by amendment.


ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Registrant's Certificate of Incorporation and By-Laws provide for indemnification of directors and officers of the Registrant to the fullest extent permitted by Delaware law.

     Section 145 of the Delaware General Corporation Law, provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding. The Delaware General Corporation Law also provides that the Registrant may purchase insurance on behalf of any such director, officer, employee or agent.

ITEM 16.  FINANCIAL STATEMENT AND EXHIBITS.

       1.1*   Form of Underwriting Agreement.
       3.1**  Certificate of Amendment to Certificate of Incorporation of the
                Registrant.
       3.2*   Bylaws of the Registrant.
       4.1*   Form of Pooling and Servicing Agreement.
       5.1 Opinion of Cadwalader, Wickersham & Taft as to legality of the Certificates.
       5.2 Opinion of Kennedy Covington Lobdell & Hickman, L.L.P. as to legality of the Certificates.
       8.1 Opinion of Cadwalader, Wickersham & Taft as to certain tax matters.
       8.2 Opinion of Kennedy Covington Lobdell & Hickman, L.L.P. as to certain tax matters.
      23.1    Consent of Cadwalader, Wickersham & Taft (included in
                Exhibits 5.1 and 8.1 hereof).
      23.2 Consent of Kennedy Covington Lobdell & Hickman, L.L.P. (included in Exhibits 5.2 and 8.2 hereof).
      24.1    Power of Attorney (included on Page II-3).

-------------
  * Incorporated by reference from Registration Statement File No. 33-87402. ** Incorporated by reference from Registration Statement File No. 333-48879.

ITEM 17.  UNDERTAKINGS.

The Registrant hereby undertakes:

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

                  (i) To include any prospectus required by Section 10(a)(3)
             of the Securities Act of 1933, as amended (the "Act");

                  (ii) To reflect in the prospectus any fact or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

             (2) That, for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

The Registrant hereby undertakes that, for purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

The Registrant hereby agrees to provide to the underwriter at the closing specified in the underwriting agreement certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on the 26th day of August, 1998.

                                          NATIONSBANC MONTGOMERY FUNDING
                                            CORP.

                                          By:     /s/ JOHN T. MCCARTHY
                                            ------------------------------------
                                                      John T. McCarthy
                                                         President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Robert J. Perret and John T. McCarthy his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                     TITLE                    DATE
                      ---------                                     -----                    ----

                /s/ JOHN T. MCCARTHY                   President (Principal Executive   August 24, 1998
-----------------------------------------------------    Officer)
                  John T. McCarthy

                   /s/ NEIL COTTY                      Treasurer (Principal Financial   August 23, 1998
-----------------------------------------------------    Officer and Principal
                     Neil Cotty                          Accounting Officer)

            /s/ F. WILLIAM VANDIVER, JR.               Director                         August 26, 1998
-----------------------------------------------------
              F. William Vandiver, Jr.

                /s/ WILLIAM A. HODGES                  Director                         August 24, 1998
-----------------------------------------------------
                  William A. Hodges

               /s/ WILLIAM L. MAXWELL                  Director                         August 26, 1998
-----------------------------------------------------
                 William L. Maxwell

                                  EXHIBIT INDEX



EXHIBIT                                                                           PAGE
-------                                                                           ----
       1.1*   Form of Underwriting Agreement.
       3.1**  Certificate of Amendment to Certificate of Incorporation of the
                Registrant.
       3.2*   Bylaws of the Registrant.
       4.1*   Form of Pooling and Servicing Agreement.
       5.1    Opinion of Cadwalader, Wickersham & Taft as to legality of the
                Certificates.
       5.2    Opinion of Kennedy Covington Lobdell & Hickman, L.L.P. as to
                legality of the Certificates.
       8.1    Opinion of Cadwalader, Wickersham & Taft as to certain tax matters.
       8.2    Opinion of Kennedy Covington Lobdell & Hickman, L.L.P. as to
                certain tax matters.
      23.1    Consent of Cadwalader, Wickersham & Taft (included in Exhibits 5.1 and 8.1 hereof).
      23.2    Consent of Kennedy Covington Lobdell & Hickman, L.L.P. (included in Exhibits 5.2 and 8.2 hereof).
      24.1    Power of Attorney (included on Page II-3 of Part II of the
                Registration Statement).

-------------
  * Incorporated by reference from Registration Statement File No. 33-87402. ** Incorporated by reference from Registration Statement File No. 333-48879.